UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2022

Date of reporting period:	10/31/2022

Item 1 – Reports to Stockholders

PGIM ABSOLUTE RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Absolute Return Bond Fund

December 15, 2022

PGIM Absolute Return Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Ten Years (%)

Class A

(with sales charges)	-5.48	0.95	1.77

(without sales charges)	-2.30	1.62	2.11

Class C

(with sales charges)	-4.00	0.85	1.35

(without sales charges)	-3.04	0.85	1.35

Class Z

(without sales charges)	-2.03	1.89	2.38

Class R6

(without sales charges)	-1.87	1.92	2.41

ICE BofA US 3-Month Treasury Bill Index	0.78	1.16	0.70

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index

	0.64	1.34	0.91

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofA US 3-Month Treasury Bill Index and ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Absolute Return Bond Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1)fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofA US 3-Month Treasury Bill Index*—The ICE BofA US 3-Month Treasury Bill Index tracks the performance of US dollar-denominated US Treasury bills publicly issued in the US domestic market with a remaining term to final maturity of 3 months.

*ICE BofA US 3-Month Treasury Bill Index has replaced ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index as the Fund’s primary benchmark due to the pending discontinuation of LIBOR.

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Source: ICE BofA, used with permission.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	55.4

AA	7.8

A	3.1

BBB	9.8

BB	10.8

B	4.3

CCC	1.7

CC	0.1

C	0.1

Not Rated	1.4

Cash/Cash Equivalents	5.5

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.22	5.09	5.09

Class C	0.15	4.43	4.43

Class Z	0.24	5.47	5.47

Class R6	0.25	5.58	5.58

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Absolute Return Bond Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Absolute Return Bond Fund’s Class Z shares returned –2.03% in the 12-month reporting period that ended October 31, 2022, underperforming the 0.78% return of the ICE BofA US 3-Month Treasury Bill Index (the Index).

What were the market conditions?

●

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads to be notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had been over the prior decade of low inflation. A succession of federal funds rate hikes—including outsized 75 basis-point (bp) hikes in June, July, and September—confirmed to markets that the Federal Reserve (the Fed) is fully focused on tackling inflation. (One basis point equals 0.01%.)

●

At the August Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting rate-hike expectations for 2022 and removing market pricing for rate cuts in 2023. While long-run inflation expectations remain relatively subdued at this point, Powell expressed the need to exercise vigilance about the trajectory of market expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials do not know how high they will ultimately take the fed funds rate in order to tame inflation.

●

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last three months of the period. The 10-year/2-year Treasury spread declined from 1.10% on October 31, 2021 to –0.44% by the end of the period.

●

Beginning the period at 1.55%, US 10-year Treasury yields ended the period at 4.05%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.49%, a rise of 404 bps since the beginning of the period.

●

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging markets sector posted negative total returns, and

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spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

●	The Fund’s yield curve positioning, particularly along the US Treasury curve, contributed to performance during the reporting period.

●	While overall security selection detracted during the period, selection in high yield bonds, CLOs, and municipal bonds contributed to performance.

●	While overall sector allocation detracted from returns, allocations to investment-grade corporate bonds and CMBS contributed.

●	Within credit, positioning in the upstream energy, midstream energy, downstream energy, and aerospace & defense sectors contributed to returns.

●	In individual security selection, the Fund benefited from positioning in Chesapeake Energy Corp. (upstream energy), Bombardier Inc. (aerospace & defense), and JP Morgan Chase & Co. (banking).

●

The Fund occasionally features a modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning contributed to performance for the period.

What didn’t work?

●

During the period, the Fund’s long duration bias, in both developed market and emerging market rates, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●	Within security selection, positions in emerging markets, investment-grade corporate bonds, CMBS, and Treasuries detracted the most.

●	Within sector allocation, allocations to CLOs, high yield bonds, and emerging markets detracted from performance.

●	Within credit, positioning in foreign non-corporate bonds as well as the telecommunications and media & entertainment sectors detracted from performance.

●	In individual security selection, positioning in Ukraine, the Republic of Belarus, and Digicel Group Ltd. (telecom) detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund held positions in Russia combined with the use of derivatives designed to offset the decline in value of certain Russian securities. The Fund also used interest rate futures and swaps during the period to help manage duration positioning and yield curve exposure, which detracted from

PGIM Absolute Return Bond Fund    9

Strategy and Performance Overview* (continued)

performance. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure detracted during the period. In addition, the Fund traded foreign-exchange derivatives, which had a positive impact on performance over the period.

Current outlook

●

PGIM Fixed Income maintains that it will likely take another quarter to see a material downtrend in the key categories of services inflation. Such relief would come from a combination of a slowdown in labor demand, in line with other slowing measures of aggregate demand, and incremental gains in labor supply as workers with lower balances of savings are drawn back into the workforce.

●

Based on its review of inflation and other macroeconomic data, PGIM Fixed Income believes the Fed is unlikely to soon stop raising rates and, as a result, recently raised its terminal rate projection to 4.75% by January—assuming 50-bp and 25-bp rate hikes in December and January, respectively. This would likely be followed by precautionary rate cuts by the end of the second quarter of 2023, as the downturn takes hold amid a negative fiscal impulse, mounting external shocks, and tighter financial conditions.

●

Beyond the progression of events over the next few quarters or years, PGIM Fixed Income expects economic conditions to eventually return to a configuration more like pre-COVID-19 conditions, as an aging demographic and high debt burdens are likely to drive a return to moderate growth and inflation, which may lead to a lower interest rate environment.

●

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term and holds allocations to structured products (CLOs, CMBS), investment-grade corporate bonds, high yield bonds, and emerging markets. Relative to the Index, the Fund is underweight MBS in favor of more attractive opportunities across spread sectors.

●

In terms of calling the peak in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this interest rate hiking cycle when it is eventually reached. In the meantime, the best course will be to focus on the micro-alpha opportunities within and across sectors, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for

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performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Absolute Return Bond Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Absolute Return Bond Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 990.00	0.99%	$4.97

	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

Class C	Actual	$1,000.00	$ 986.20	1.77%	$8.86

	Hypothetical	$1,000.00	$1,016.28	1.77%	$9.00

Class Z	Actual	$1,000.00	$ 991.40	0.73%	$3.66

	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

Class R6	Actual	$1,000.00	$ 992.70	0.67%	$3.37

	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Absolute Return Bond Fund    13

Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 93.4%

ASSET-BACKED SECURITIES 23.8%

Automobiles 0.2%

Hertz Vehicle Financing III LP,
Series 2021-02A, Class B, 144A	2.120%	12/27/27		200	$168,026

OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class B, 144A	3.950	11/14/28		1,700	1,579,145

Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A	7.375	05/15/32		623	602,558

					2,349,729

Collateralized Loan Obligations 20.8%

AlbaCore EURO CLO DAC (Ireland),
Series 02A, Class B, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	2.650(c)	06/15/34	EUR	1,000	872,273
Series 02X, Class B, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	2.650(c)	06/15/34	EUR	4,000	3,489,090

Anchorage Capital Europe CLO DAC (Ireland),
Series 06A, Class B2, 144A	6.000	08/25/34	EUR	4,000	3,802,829

Ares European CLO DAC (Ireland),
Series 2013-06A, Class B1RR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	2.628(c)	04/15/30	EUR	2,500	2,301,842

Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)	5.100(c)	07/15/30		10,000	9,861,606

Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	5.179(c)	10/17/32		8,500	8,195,203
Series 2022-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.249(c)	04/18/35		9,750	9,264,023

Barings Euro CLO DAC (Ireland),
Series 2020-01A, Class AR, 144A, 3 Month EURIBOR + 0.980% (Cap N/A, Floor 0.980%)	2.442(c)	10/21/34	EUR	3,000	2,802,931

Carlyle Euro CLO DAC (Ireland),
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	1.750(c)	03/15/32	EUR	1,750	1,664,260
Series 2019-01A, Class A2RB, 144A	2.100	03/15/32	EUR	6,500	5,426,842

Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	5.323(c)	01/20/32		6,250	6,087,714

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    15

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	5.435%(c)	01/22/31	7,000	$6,816,249
Crown City CLO (Cayman Islands),
Series 2020-02A, Class A1AR, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.303(c)	04/20/35	2,750	2,621,934
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	5.359(c)	07/15/29	2,073	2,041,723
Ellington CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	4.605(c)	02/15/29	9,490	9,393,484
Elmwood CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	5.283(c)	10/20/34	4,250	4,085,627
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.475(c)	01/22/31	3,000	2,940,128
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	5.259(c)	01/15/31	8,000	7,857,797
Series 32A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	5.399(c)	01/15/32	5,000	4,905,294
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.154(c)	10/15/32	5,500	5,356,143
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	5.334(c)	01/18/34	9,500	9,198,470
Medalist Partners Corporate Finance CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)	5.473(c)	10/20/34	5,000	4,772,437
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	5.398(c)	04/21/31	7,411	7,166,684
Series 2014-03A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	6.078(c)	04/21/31	18,000	16,681,064
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	4.825(c)	07/15/33	6,500	6,291,410

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class A1, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	6.029%(c)	07/18/31		10,000	$9,745,599
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	5.829(c)	04/17/31		4,000	3,753,004
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	5.209(c)	01/17/31		5,000	4,909,829
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	5.179(c)	07/16/31		6,750	6,586,402
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2022-03A, Class A2, 144A, 3 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	0.000(c)	04/15/31		13,000	12,988,911
Penta CLO DAC (Ireland),
Series 2018-05A, Class B1R, 144A, 3 Month EURIBOR + 1.550% (Cap N/A, Floor 1.550%)	3.006(c)	04/20/35	EUR	10,000	8,998,910
Rockford Tower CLO Ltd.,
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	4.328(c)	07/20/33		11,500	11,249,222
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	5.533(c)	07/25/31		5,000	4,857,149
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	5.273(c)	04/20/31		1,484	1,453,719
Silver Rock CLO Ltd. (Cayman Islands),
Series 2021-02A, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	5.433(c)	01/20/35		10,000	9,520,718
St. Pauls CLO DAC (Ireland),
Series 02A, Class AR4, 144A, 3 Month EURIBOR + 0.980% (Cap N/A, Floor 0.980%)	2.523(c)	10/25/35	EUR	8,000	7,422,596
Strata CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.590% (Cap N/A, Floor 1.590%)	5.669(c)	01/15/31		19,000	18,723,366
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	5.229(c)	01/17/31		10,500	10,262,577

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    17

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Zais CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	6.269%(c)	07/15/31	11,300	$10,554,567
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	5.369(c)	04/15/30	4,220	4,139,666

				269,063,292

Consumer Loans 0.5%

Lendmark Funding Trust,
Series 2021-01A, Class C, 144A	3.410	11/20/31	200	154,762
Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A	3.870	08/08/25	4,165	4,028,597
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29	2,798	2,772,095

				6,955,454

Home Equity Loans 0.8%

Accredited Mortgage Loan Trust,
Series 2004-03, Class 2A2, 1 Month LIBOR + 1.200% (Cap 13.000%, Floor 1.200%)	4.786(c)	10/25/34	911	885,779
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE06, Class A2, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)	4.266(c)	11/25/33	1,388	1,357,442
Series 2003-HE06, Class A3B, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.960%)	4.546(c)	11/25/33	3,422	3,226,270
Bear Stearns Asset-Backed Securities Trust,
Series 2002-02, Class A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.660%)	4.246(c)	10/25/32	335	327,958
Series 2003-03, Class A2, 1 Month LIBOR + 1.180% (Cap 11.000%, Floor 1.180%)	4.766(c)	06/25/43	76	71,521
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.095% (Cap N/A, Floor 1.095%)	4.681(c)	01/25/34	1,912	1,849,790
Home Equity Asset Trust,
Series 2004-07, Class A2, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)	4.426(c)	01/25/35	1,050	999,384
MASTR Asset-Backed Securities Trust,
Series 2003-WMC02, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)	4.263(c)	08/25/33	610	598,047

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	4.606%(c)	10/25/33	633		$616,785
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	4.636(c)	09/25/33	261		254,852
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	4.606(c)	10/25/33	276		268,167

					10,455,995

Other 0.2%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	5.936(c)	04/25/23	3,200		3,043,710

Residential Mortgage-Backed Securities 1.0%

Chase Funding Trust,
Series 2002-03, Class 2A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)	4.226(c)	08/25/32	245		226,627
Series 2003-04, Class 1A5	4.893	05/25/33	323		300,564
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT01, Class M1, 1 Month LIBOR + 0.630% (Cap N/A, Floor 0.630%)	4.216(c)	02/25/35	179		163,041
Series 2005-WF01, Class A5	5.010(cc)	11/25/34	—(r	)	53
Countrywide Asset-Backed Certificates,
Series 2003-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	4.636(c)	07/25/33	364		354,048
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.336(c)	03/25/34	17		16,902
Countrywide Asset-Backed Certificates Trust,
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	4.636(c)	11/25/34	145		142,488
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB03, Class AF1	3.379	12/25/32	78		70,655
Finance America Mortgage Loan Trust,
Series 2003-01, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	4.636(c)	09/25/33	1,090		1,023,523
First Franklin Mortgage Loan Trust,
Series 2004-FF05, Class A2, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.760%)	4.346(c)	08/25/34	493		465,550

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    19

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Fremont Home Loan Trust,
Series 2004-04, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)	4.381%(c)	03/25/35		1,657		$1,532,807
Long Beach Mortgage Loan Trust,
Series 2004-02, Class A1, 1 Month LIBOR + 0.440% (Cap N/A, Floor 0.440%)	4.026(c)	06/25/34		604		558,894
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	4.486(c)	05/25/34		170		156,497
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%	2.698(c)	09/27/75	EUR	1,373		1,293,405
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A2, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	4.084(c)	09/25/34		1,881		1,757,662
TFS (Spain),
Series 2018-03^	0.000(s)	04/16/40	EUR	—(r	)	6,513
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%^	3.845(c)	04/16/23	EUR	5,637		5,297,435

						13,366,664

Student Loans 0.3%
Laurel Road Prime Student Loan Trust,
Series 2018-D, Class A, 144A	0.000(cc)	11/25/43		2,694		2,500,083
Series 2019-A, Class R, 144A	0.000	10/25/48		2,149		506,135
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	4.334(c)	11/29/24		801		800,959

						3,807,177

TOTAL ASSET-BACKED SECURITIES (cost $326,710,386)						309,042,021

COMMERCIAL MORTGAGE-BACKED SECURITIES 4.5%

20 Times Square Trust,
Series 2018-20TS, Class G, 144A (original cost $2,454,600; purchased 05/09/18)(f)	3.100(cc)	05/15/35		2,700		2,122,512
Series 2018-20TS, Class H, 144A (original cost $2,389,640; purchased 05/09/18)(f)	3.100(cc)	05/15/35		2,700		1,973,850

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BPR Trust,
Series 2021-TY, Class C, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	5.112%(c)	09/15/38		2,024	$1,874,812
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	6.062(c)	10/15/36		5,653	5,401,361
Commercial Mortgage Trust,
Series 2015-LC19, Class XB, IO, 144A	0.240(cc)	02/10/48		123,049	592,481
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	6.062(c)	05/15/36		5,680	5,448,034
DBWF Mortgage Trust,
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36		15,500	12,321,928
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO	1.347(cc)	03/25/26		21,583	784,464
Series KC02, Class X1, IO	0.381(cc)	03/25/24		121,726	561,767
GS Mortgage Securities Corp.,
Series 2013-GC10, Class XB, IO, 144A	0.468(cc)	02/10/46		103,126	1,031
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.472(cc)	04/10/47		28,307	155,035
Independence Plaza Trust,
Series 2018-INDP, Class E, 144A	4.996	07/10/35		5,200	4,558,974
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XB, IO	0.299(cc)	08/15/47		45,056	248,524
Series 2015-C27, Class XB, IO	0.408(cc)	02/15/48		52,766	437,573
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XB, IO	0.508(cc)	04/15/46		34,956	83,972
Series 2018-AON, Class E, 144A	4.613(cc)	07/05/31		7,950	6,452,369
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class XB, IO, 144A	0.497(cc)	12/15/48		68,276	2,711
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class C, 144A	3.177(cc)	11/10/36		2,020	1,750,724
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36		2,505	2,063,445
Salus European Loan Conduit DAC (United Kingdom),
Series 33A, Class A, 144A, SONIA + 1.619% (Cap 6.500%, Floor 1.500%)	3.809(c)	01/23/29	GBP	9,500	10,833,797
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class XB, IO, 144A	0.383(cc)	04/10/46		140,883	156,338

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $65,178,301)					57,825,702

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    21

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CONVERTIBLE BOND 0.0%

Telecommunications
Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A
(cost $7,306)	7.000%	11/17/22(oo)	45	$3,158

CORPORATE BONDS 20.4%

Aerospace & Defense 0.8%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	4,771	4,766,229
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	5,675	5,382,170

				10,148,399

Agriculture 0.0%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	475	415,899

Airlines 0.3%
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	01/15/27	1,567	1,333,590
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	04/29/26	69	64,356
United Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.300	02/15/27	1,478	1,370,384
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	645	590,145
Sr. Sec’d. Notes, 144A	4.625	04/15/29	170	145,948

				3,504,423

Auto Manufacturers 0.1%
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	1,555	1,362,934

Auto Parts & Equipment 0.3%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A(a)	4.875	08/15/26	1,900	1,695,750
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	03/15/26	515	489,252

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A(a)	5.625%	11/15/26		1,050	$394,898
Dana, Inc.,
Sr. Unsec’d. Notes	4.500	02/15/32		800	608,969
Nemak SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A	3.625	06/28/31		350	252,875

					3,441,744

Banks 5.5%
Banco de Credito del Peru S.A. (Peru),
Sub. Notes, 144A, MTN	3.250(ff)	09/30/31		1,055	879,342
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A	6.625(ff)	01/24/32	(oo)	1,110	824,175
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A	3.466(ff)	09/23/36		945	645,284
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24	(oo)	6,850	6,438,878
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25	(oo)	5,545	4,547,645
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29		1,450	1,317,304
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	7.437(ff)	11/02/33		3,810	3,796,274
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.976(ff)	11/05/30		870	709,916
Sr. Unsec’d. Notes	3.200	10/21/26		1,145	1,043,700
Sr. Unsec’d. Notes	3.785(ff)	03/17/33		1,240	1,026,021
Sr. Unsec’d. Notes	3.887(ff)	01/10/28		980	897,462
Sub. Notes	4.400	06/10/25		405	392,250
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes	3.750	03/26/25		1,200	1,078,034
Sr. Unsec’d. Notes, 144A	6.537(ff)	08/12/33		2,350	2,023,763
Development Bank of the Republic of Belarus JSC (Belarus),
Sr. Unsec’d. Notes, 144A(a)	6.750	05/02/24	(d)	1,155	184,800
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.814(ff)	04/23/29		35	31,054
Sr. Unsec’d. Notes	3.850	01/26/27		3,940	3,656,310
Sr. Unsec’d. Notes	4.223(ff)	05/01/29		135	122,162
Grupo Aval Ltd. (Colombia),
Gtd. Notes, 144A	4.375	02/04/30		2,170	1,497,707
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24	(oo)	1,500	1,372,946

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    23

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Jr. Sub. Notes, Series HH	4.600%(ff)	02/01/25(oo)		15,325	$13,606,404
M&T Bank Corp.,
Sub. Notes	4.000	07/15/24		325	318,448
Mizrahi Tefahot Bank Ltd. (Israel),
Sub. Notes, 144A	3.077(ff)	04/07/31		1,555	1,294,537
Morgan Stanley,
Sr. Unsec’d. Notes	3.217(ff)	04/22/42		1,690	1,151,125
Sr. Unsec’d. Notes	6.342(ff)	10/18/33		1,625	1,648,892
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29		1,750	1,561,193
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26		605	572,973
Societe Generale SA (France),
Sub. Notes, 144A	6.221(ff)	06/15/33		7,380	6,334,864
State Street Corp.,
Sr. Unsec’d. Notes	4.164(ff)	08/04/33		3,675	3,256,458
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A, SOFR + 1.580%	4.263(c)	05/12/26		1,925	1,903,553
Sr. Unsec’d. Notes, 144A	4.488(ff)	05/12/26		615	584,077
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	4.808(ff)	07/25/28		6,475	6,140,522

					70,858,073

Beverages 0.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	8.200	01/15/39		250	297,307

Building Materials 0.1%
Cemex SAB de CV (Mexico),
Gtd. Notes, 144A	5.450	11/19/29		1,180	1,027,249
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes	3.850	02/01/23		104	104,000

					1,131,249

Chemicals 0.9%
Ashland LLC,
Gtd. Notes	6.875	05/15/43		4,100	3,876,770
Ashland Services BV,
Gtd. Notes	2.000	01/30/28	EUR	1,200	967,960
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	4.500	01/10/28		1,630	1,406,690

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

LYB International Finance BV,
Gtd. Notes	5.250%	07/15/43		175	$142,960
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	06/01/43		1,350	1,127,221
Sasol Financing International Ltd. (South Africa),
Gtd. Notes	4.500	11/14/22		2,415	2,405,823
Sasol Financing USA LLC (South Africa),
Gtd. Notes	4.375	09/18/26		350	306,468
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)		1,700	929,506
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)		419	402,434

					11,565,832

Commercial Services 0.5%
ERAC USA Finance LLC,
Gtd. Notes, 144A	6.700	06/01/34		110	110,194
Gtd. Notes, 144A	7.000	10/15/37		1,725	1,758,948
Nexi SpA (Italy),
Sr. Unsec’d. Notes(a)	2.125	04/30/29	EUR	4,060	3,192,669
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		325	262,919
Gtd. Notes	5.250	01/15/30		1,200	1,112,719

					6,437,449

Computers 0.0%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26		515	431,313

Diversified Financial Services 0.3%
Blackstone Private Credit Fund,
Sr. Sec’d. Notes^	5.610	05/03/27		950	853,675
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28		1,025	805,556
Jefferies Group LLC,
Sr. Unsec’d. Notes	6.500	01/20/43		175	160,699
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		1,200	936,940
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN	5.250	08/10/28		1,100	1,015,644

					3,772,514

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    25

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric 1.0%

AES Panama Generation Holdings SRL (Panama),
Sr. Sec’d. Notes, 144A	4.375%	05/31/30		1,065	$837,223
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29		1,500	1,274,623
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		2,275	1,925,331
Clean Renewable Power Mauritius Pte Ltd. (India),
Sr. Sec’d. Notes, 144A	4.250	03/25/27		454	349,291
Duke Energy Carolinas LLC,
First Ref. Mortgage(h)	4.000	09/30/42		50	38,816
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A	7.125	02/11/25		2,145	1,996,593
Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23		200	195,125
Evergy Kansas Central, Inc.,
First Mortgage(h)	4.100	04/01/43		325	249,412
FEL Energy VI Sarl (Mexico),
Sr. Sec’d. Notes, 144A	5.750	12/01/40		1,766	1,182,475
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes	5.125	05/07/29		1,295	897,435
NRG Energy, Inc.,
Gtd. Notes, 144A	3.625	02/15/31		1,475	1,173,907
Gtd. Notes, 144A	3.875	02/15/32		1,050	828,991
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		450	399,918
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		1,575	1,495,934

					12,845,074

Energy-Alternate Sources 0.0%

Aydem Yenilenebilir Enerji A/S (Turkey),
Sr. Sec’d. Notes, 144A	7.750	02/02/27		830	611,243

Engineering & Construction 0.3%
Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN	2.000	02/15/33	EUR	1,100	751,150
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN	1.750	10/23/30	EUR	700	512,019
IHS Holding Ltd. (Nigeria),
Gtd. Notes, 144A	6.250	11/29/28		850	607,910
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28		2,000	1,670,000

					3,541,079

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment 0.3%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000%	06/15/26		480	$254,880

Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750% (original cost $726,973; purchased 04/03/19 - 04/30/22)(f)	12.750	11/30/27(d)	EUR	654	538,213
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 3.000% (original cost $2,299,299; purchased 07/24/20 - 09/30/22)(f)	11.000	09/30/26(d)	EUR	2,008	1,845,531

Codere New Holdco SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon N/A or PIK 7.500% (original cost $1,069,406; purchased 11/19/21 - 04/30/22)(f)	7.500	11/30/27(d)	EUR	810	429,732

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31		700	496,790

					3,565,146

Foods 0.7%
Bellis Finco PLC (United Kingdom),
Gtd. Notes(a)	4.000	02/16/27	GBP	2,700	2,150,536
Kraft Heinz Foods Co.,
Gtd. Notes	4.625	10/01/39		440	364,436
Gtd. Notes	5.200	07/15/45		3,105	2,713,947
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		250	218,583
Gtd. Notes, 144A	4.375	01/31/32		350	301,533
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	4,400	3,816,229

					9,565,264

Forest Products & Paper 0.1%

Georgia-Pacific LLC,
Sr. Unsec’d. Notes(h)	7.375	12/01/25		400	422,932

Suzano Austria GmbH (Brazil),
Gtd. Notes	6.000	01/15/29		1,000	949,125

					1,372,057

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    27

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Gas 0.4%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500%	05/20/25		2,425	$2,319,490

CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	5.850	01/15/41		700	664,721

ENN Clean Energy International Investment Ltd. (China),
Gtd. Notes, 144A	3.375	05/12/26		1,350	1,052,409
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43		1,375	1,048,599

					5,085,219

Healthcare-Products 0.2%
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		250	204,199
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		150	116,922
Medtronic Global Holdings SCA,
Gtd. Notes	1.625	03/07/31	EUR	160	136,035
Gtd. Notes	2.250	03/07/39	EUR	705	534,178
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	1,250	825,146
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	825	514,054

					2,330,534

Healthcare-Services 0.2%

Aetna, Inc.,
Sr. Unsec’d. Notes	4.500	05/15/42		530	421,898
Elevance Health, Inc.,
Sr. Unsec’d. Notes	4.101	03/01/28		700	657,366
Sr. Unsec’d. Notes	4.650	01/15/43		120	101,380
Sr. Unsec’d. Notes	5.100	01/15/44		515	455,753
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	4.125	07/01/52		75	57,753
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28		125	108,377
Sr. Unsec’d. Notes(a)	6.875	11/15/31		1,200	1,021,002

					2,823,529

Home Builders 0.4%

Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27		150	125,945

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Beazer Homes USA, Inc., (cont’d.)
Gtd. Notes(a)	7.250%	10/15/29	3,475	$2,875,682
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	2,560	2,407,326

				5,408,953

Housewares 0.0%

SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	325	186,759

Insurance 0.6%

Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.950	10/15/36	215	206,096
Sr. Unsec’d. Notes	6.100	10/01/41	280	267,822
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	436	431,489
Gtd. Notes, 144A	4.569	02/01/29	1,614	1,448,882
Lincoln National Corp.,
Sr. Unsec’d. Notes	7.000	06/15/40	695	703,970
Markel Corp.,
Sr. Unsec’d. Notes	5.000	03/30/43	3,125	2,602,785
Principal Financial Group, Inc.,
Gtd. Notes	4.350	05/15/43	245	190,195
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A(h)	4.900	09/15/44	1,950	1,665,969
Sub. Notes, 144A(h)	6.850	12/16/39	54	56,469

				7,573,677

Internet 0.1%

Prosus NV (China),
Sr. Unsec’d. Notes, 144A	4.193	01/19/32	1,250	888,913

Lodging 0.2%

Gohl Capital Ltd. (Malaysia),
Gtd. Notes	4.250	01/24/27	1,510	1,117,400

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    29

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

MGM China Holdings Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	4.750%	02/01/27		700	$518,000
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.625	08/08/25		1,000	877,500

					2,512,900

Media 0.6%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(a)	4.750	03/01/30		1,300	1,083,130
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384	10/23/35		2,640	2,415,573
Sr. Sec’d. Notes	6.484	10/23/45		585	517,158
CSC Holdings LLC,
Gtd. Notes, 144A(a)	5.500	04/15/27		1,500	1,412,792
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27		2,785	142,053
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23		200	197,498
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.125	08/15/30	GBP	700	620,849
Sr. Sec’d. Notes	4.250	01/15/30	GBP	600	545,404
Ziggo BV (Netherlands),
Sr. Sec’d. Notes	2.875	01/15/30	EUR	1,270	975,791

					7,910,248

Mining 0.3%
AngloGold Ashanti Holdings PLC (South Africa),
Gtd. Notes	3.375	11/01/28		730	580,259
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32		600	500,250
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes	6.530	11/15/28		1,650	1,599,778
Vedanta Resources Finance II PLC (India),
Gtd. Notes	13.875	01/21/24		1,425	1,188,806

					3,869,093

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas 1.6%

Aker BP ASA (Norway),
Gtd. Notes, 144A	2.000%	07/15/26		3,635	$3,121,511
Sr. Unsec’d. Notes, 144A	3.000	01/15/25		1,000	933,203
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26		1,225	1,206,867
Gtd. Notes, 144A	9.000	11/01/27		899	1,093,051
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47		1,835	1,558,640
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A(a)	9.250	08/01/24		75	75,104
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.875	03/30/26		1,135	1,021,500
Sr. Sec’d. Notes, 144A	5.375	03/30/28		770	675,675
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	1.450	03/06/23(d)	CHF	1,500	823,888
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.250	11/01/28		700	659,172
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A	6.750	06/30/30		2,020	1,793,129
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.375	10/01/29	GBP	800	765,374
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	795	575,397
Gtd. Notes	6.500	03/13/27		260	226,590
Gtd. Notes, EMTN	4.875	02/21/28	EUR	250	190,670
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes, 144A	12.000	06/30/27	EUR	2,200	2,282,858
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25		3,025	2,669,562
Tullow Oil PLC (Ghana),
Sr. Sec’d. Notes, 144A	10.250	05/15/26		1,405	1,197,763

					20,869,954

Oil & Gas Services 0.0%

Cameron International Corp.,
Gtd. Notes	5.950	06/01/41		100	87,965

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    31

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Packaging & Containers 0.2%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000%	06/30/27	EUR	2,203	$1,477,225
Verallia SA (France),
Gtd. Notes(a)	1.625	05/14/28	EUR	1,900	1,552,377

					3,029,602

Pharmaceuticals 1.0%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39		905	728,972
Sr. Unsec’d. Notes	4.550	03/15/35		4,155	3,697,697
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		400	154,276
Gtd. Notes, 144A	6.250	02/15/29		1,200	468,000
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes(h)	4.125	06/15/39		615	522,867
Cigna Corp.,
Gtd. Notes(h)	4.375	10/15/28		3,990	3,750,116
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45		1,315	1,128,154
Sr. Unsec’d. Notes	5.300	12/05/43		485	428,238
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46		520	359,386
Viatris, Inc.,
Gtd. Notes	4.000	06/22/50		2,190	1,275,073

					12,512,779

Pipelines 1.2%

AI Candelaria Spain SA (Colombia),
Sr. Sec’d. Notes, 144A (original cost $920,000;purchased 05/10/21)(f)	5.750	06/15/33		920	593,400
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	7.875	05/15/26		900	917,540
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes(h)	4.600	12/15/44		125	97,090
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)		3,360	2,781,962
Sr. Unsec’d. Notes	5.150	03/15/45		55	42,821
Sr. Unsec’d. Notes	5.300	04/15/47		125	98,166
Sr. Unsec’d. Notes	5.400	10/01/47		60	47,651

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Energy Transfer LP, (cont’d.)
Sr. Unsec’d. Notes	6.250%	04/15/49	75	$65,465
Enterprise Products Operating LLC,
Gtd. Notes	4.900	05/15/46	1,025	840,458
Gtd. Notes	4.950	10/15/54	800	628,678
Kinder Morgan, Inc.,
Gtd. Notes	5.450	08/01/52	2,340	1,979,326
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	12/01/42	125	85,667
Sr. Unsec’d. Notes	5.150	10/15/43	1,350	1,099,406
MPLX LP,
Sr. Unsec’d. Notes	5.200	03/01/47	145	115,890
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875	08/15/27	500	465,048
ONEOK, Inc.,
Gtd. Notes	4.950	07/13/47	1,060	804,672
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	775	718,996
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	1,850	1,523,354
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	1,000	895,768
Gtd. Notes, 144A	7.500	10/01/25	125	126,610
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	75	64,886
Sr. Sec’d. Notes, 144A	4.125	08/15/31	75	64,119
Western Midstream Operating LP,
Sr. Unsec’d. Notes	5.300	03/01/48	910	727,448
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.300	08/15/52	765	645,461

				15,429,882

Real Estate 0.3%

Arabian Centres Sukuk Ltd. (Saudi Arabia),
Gtd. Notes, 144A	5.375	11/26/24	995	913,908
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25	3,575	3,464,562

				4,378,470

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    33

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.1%

Diversified Healthcare Trust,
Gtd. Notes	4.375%	03/01/31		1,000	$665,934
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		500	495,427

					1,161,361

Retail 0.7%

AutoZone, Inc.,
Sr. Unsec’d. Notes	4.750	08/01/32		1,305	1,216,876
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		500	483,357
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	250	212,910
Sr. Sec’d. Notes, 144A	4.375	02/07/25	EUR	4,700	3,973,814
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A	3.375	01/15/32		1,200	852,000
JSM Global Sarl (Brazil),
Gtd. Notes, 144A	4.750	10/20/30		1,800	1,243,462
Macy’s Retail Holdings LLC,
Gtd. Notes	4.300	02/15/43		705	418,293

					8,400,712

Telecommunications 1.1%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33		727	536,331
Sr. Unsec’d. Notes	3.500	09/15/53		929	597,124
Sr. Unsec’d. Notes	3.650	09/15/59		318	201,407
Sr. Unsec’d. Notes	4.500	05/15/35		695	600,017
CT Trust (Guatemala),
Sr. Sec’d. Notes, 144A	5.125	02/03/32		760	605,055
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%	8.000	04/01/25		259	88,013
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26		454	265,238
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25		669	448,230
Sr. Sec’d. Notes, 144A	8.750	05/25/24		1,138	964,112

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750%	03/01/23		2,050	$1,086,500
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500	08/01/23(d)		2,000	2
Gtd. Notes, 144A^	8.500	10/15/24(d)		50	—
Gtd. Notes, 144A^	9.750	07/15/25(d)		50	—
Sr. Sec’d. Notes, 144A(a)	6.500	03/15/30		1,400	1,283,996
Kaixo Bondco Telecom SA (Spain),
Sr. Sec’d. Notes, 144A	5.125	09/30/29	EUR	2,600	2,062,523
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27		465	400,852
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P	7.600	09/15/39		525	362,777
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A	4.500	04/27/31		515	385,220
Sprint Corp.,
Gtd. Notes	7.125	06/15/24		2,000	2,031,256
Gtd. Notes	7.625	02/15/25		1,150	1,187,428
Total Play Telecomunicaciones SA de CV (Mexico),
Gtd. Notes, 144A	6.375	09/20/28		480	330,990
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	3.400	03/22/41		1,575	1,117,040

					14,554,111

Transportation 0.0%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes(h)	4.450	01/15/53		225	188,914

Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	3.570	01/21/32		360	280,305

					469,219

TOTAL CORPORATE BONDS
(cost $321,407,663)					264,350,879

FLOATING RATE AND OTHER LOANS 1.2%

Airlines 0.0%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	8.108(c)	04/21/28		494	481,446

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    35

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals 0.0%

TPC Group, Inc.,
Term Loan DIP Facility, 1 - 3 Month SOFR + 10.114%^	13.383%(c)	03/01/23		165	$165,211

Computers 0.1%

McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.750%	6.870(c)	03/01/29		1,022	929,992

Internet 0.1%

Speedster Bidco GmbH (Germany),
Second Lien Term Loan, 3 Month EURIBOR + 6.250%	8.108(c)	03/31/28	EUR	2,400	1,943,394

Investment Companies 0.2%

Rainbow Midco Ltd. (United Kingdom),
Term Loan, 3 Month EURIBOR + 7.750%^	7.750(c)	02/22/30		2,500	2,322,387

Media 0.0%

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%	11.208(c)	05/25/26		41	38,862
Second Lien Term Loan, 1 Month SOFR + 3.350%	6.458(c)	08/24/26		2,070	397,613

					436,475

Metal Fabricate/Hardware 0.1%

Tank Holding Corp.,
Initial Term Loan, 1 Month SOFR + 5.850%	9.579(c)	03/31/28		1,147	1,095,026

Oil & Gas 0.2%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	12.941(c)	11/01/25		1,858	1,947,803

Retail 0.3%

CD&R Firefly Bidco Ltd. (United Kingdom),
Initial Term Loan, SONIA + 8.356%	9.546(c)	06/19/26	GBP	3,300	3,311,385

Constellation Automotive Group Ltd. (United Kingdom),
Facility 1 Loan, SONIA + 7.500%	9.190(c)	07/27/29	GBP	1,025	658,263

					3,969,648

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications 0.2%

West Corp.,
Initial Term B Loan, 3 Month LIBOR + 4.000%	8.415%(c)	10/10/24	2,359	$2,065,121

TOTAL FLOATING RATE AND OTHER LOANS
(cost $18,916,272)				15,356,503

MUNICIPAL BONDS 1.4%

California 0.3%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	550	593,601
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C	6.008	07/01/39	1,730	1,790,935
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	625	535,220
Taxable, Revenue Bonds, Series J	4.131	05/15/45	675	567,964

				3,487,720

Colorado 0.1%

Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B	5.844	11/01/50	1,190	1,234,847

Illinois 0.1%

State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	865	804,189

New Jersey 0.2%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	2,000	2,346,244
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H	5.665	05/01/40	200	197,897

				2,544,141

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	180	143,331

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    37

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Puerto Rico 0.7%

Commonwealth of Puerto Rico,
General Obligation, Sub-Series C	0.000%(cc)	11/01/43	9,167	$4,288,093
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750	07/01/53	5,846	4,890,413

				9,178,506

Texas 0.0%

City of San Antonio Electric & Gas Systems Revenue,
Taxable, Revenue Bonds	4.427	02/01/42	120	107,656

TOTAL MUNICIPAL BONDS
(cost $20,376,806)				17,500,390

RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.2%

Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	5.683(c)	09/26/45	31	31,270
Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	5.436(c)	10/25/28	474	472,794
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	5.947(c)	03/25/31	960	928,975
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A3	3.139(cc)	02/25/37	41	38,972
Connecticut Avenue Securities Trust,
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	5.636(c)	01/25/40	61	60,096
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	6.097(c)	10/25/41	990	894,241
Series 2022-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	6.147(c)	12/25/41	1,718	1,526,085
Series 2022-R02, Class 2B1, 144A, 30 Day Average SOFR + 4.500% (Cap N/A, Floor 0.000%)	7.497(c)	01/25/42	440	394,350
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	8.247(c)	03/25/42	290	273,320

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Connecticut Avenue Securities Trust, (cont’d.)
Series 2022-R08, Class 1B1, 144A, 30 Day Average SOFR + 5.600% (Cap N/A, Floor 5.600%)	8.597%(c)	07/25/42	1,520	$1,441,984
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	5.286(c)	11/25/28	1,893	1,878,041
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)	6.447(c)	04/25/34	910	879,949
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	6.397(c)	08/25/33	3,260	2,810,996
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	6.047(c)	01/25/34	600	521,552
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)	6.647(c)	11/25/41	695	611,221
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	6.347(c)	09/25/41	570	487,200
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	5.897(c)	04/25/42	1,920	1,780,802
Series 2022-HQA03, Class M2, 144A, 30 Day Average SOFR + 5.350% (Cap N/A, Floor 0.000%)	8.347(c)	08/25/42	2,500	2,335,315
GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	3.726(c)	10/26/36	764	752,847
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1	3.940(cc)	07/25/35	25	24,133
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	4.336(c)	01/25/48	1,474	1,419,993
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	5.136(c)	07/25/28	310	309,432

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    39

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	5.897%(c)	04/25/34		1,000	$933,754
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	6.436(c)	02/25/23		1,650	1,628,275
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	6.236(c)	08/25/25		3,400	3,330,799
Radnor Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	4.986(c)	03/25/28		92	92,239
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	6.286(c)	03/25/28		1,240	1,232,293
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	6.697(c)	11/25/31		1,000	939,138
Retiro Mortgage Securities DAC (Spain),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	3.578(c)	07/30/75	EUR	845	822,601
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-37A, Class 3A7	3.397(cc)	12/25/33		254	241,559

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $30,949,476)					29,094,226

SOVEREIGN BONDS 1.8%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes	4.400	03/09/23		1,000	977,500
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A(a)	2.375	08/20/30		685	537,211
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes	5.477	07/24/23		161	159,228
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28		1,974	1,892,943
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.500	02/22/29		261	226,874
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		1,915	1,664,614
Sr. Unsec’d. Notes, 144A	5.950	01/25/27		1,570	1,461,866
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	5,485	5,374,422

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Hellenic Republic Government International Bond (Greece), (cont’d.)
Sr. Unsec’d. Notes	6.140%	04/14/28	EUR	2,000	$2,115,883
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	410	265,370
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	805	696,248
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	2,655	2,542,302
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes(a)	5.125	06/15/25	EUR	500	458,085
Sr. Unsec’d. Notes, 144A	5.125	06/15/25	EUR	1,650	1,511,680
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	366	253,257
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	1,844	1,549,325
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	1,660	1,148,654
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	1,866	276,611
Sr. Unsec’d. Notes	8.994	02/01/26(d)		350	64,269
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	1,265	187,520
Sr. Unsec’d. Notes, 144A	7.750	09/01/24(d)		1,560	384,930
Sr. Unsec’d. Notes, 144A	8.994	02/01/26(d)		800	146,900

TOTAL SOVEREIGN BONDS
(cost $31,457,992)					23,895,692

U.S. GOVERNMENT AGENCY OBLIGATIONS 6.0%
Federal National Mortgage Assoc.	3.500	TBA(tt)		6,000	5,272,907
Federal National Mortgage Assoc.	3.500	TBA		7,000	6,148,716
Federal National Mortgage Assoc.	5.000	TBA(tt)		18,500	17,838,770
Federal National Mortgage Assoc.	5.000	TBA		39,000	37,561,875
Federal National Mortgage Assoc.	5.500	TBA		10,000	9,842,524
Government National Mortgage Assoc.	3.500	TBA		500	447,221
Government National Mortgage Assoc.	3.500	TBA(tt)		1,500	1,342,367

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $78,223,574)					78,454,380

U.S. TREASURY OBLIGATIONS 31.8%
U.S. Treasury Bonds(h)(k)	1.375	11/15/40		15,930	9,839,264
U.S. Treasury Bonds(h)(k)	2.250	05/15/41		94,925	68,464,656
U.S. Treasury Bonds	2.375	02/15/42		951	694,527
U.S. Treasury Bonds(h)(k)	2.500	02/15/45		3,505	2,521,957
U.S. Treasury Bonds	2.875	05/15/52		36,330	28,212,516
U.S. Treasury Bonds(k)	3.625	08/15/43		11,120	9,858,575
U.S. Treasury Notes	0.375	01/31/26		110,970	97,497,548

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    41

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(Continued)
U.S. Treasury Notes	1.375%	01/31/25	20,645	$19,295,011
U.S. Treasury Notes(k)	1.500	11/30/28	19,740	16,854,567
U.S. Treasury Notes(k)	2.250	11/15/24	60,395	57,757,437
U.S. Treasury Notes	2.250	11/15/27	150	136,313
U.S. Treasury Notes	2.375	03/31/29	24,875	22,286,445
U.S. Treasury Notes	3.125	08/31/29	72,080	67,563,738
U.S. Treasury Strips Coupon	2.415(s)	11/15/40	1,035	458,756
U.S. Treasury Strips Coupon	3.019(s)	11/15/35	870	491,550
U.S. Treasury Strips Coupon	3.507(s)	11/15/41	24,000	10,066,875
U.S. Treasury Strips Coupon	3.575(s)	08/15/41	165	70,654

TOTAL U.S. TREASURY OBLIGATIONS
(cost $456,294,042)				412,070,389

			Shares

COMMON STOCKS 0.3%

Gas Utilities 0.1%

Ferrellgas Partners LP (Class B Stock) (original cost $1,794,337;
purchased 10/25/19)^(f)			6,534	1,362,600

Hotels, Restaurants & Leisure 0.0%

Codere New Topco SA (Spain) (original cost $0; purchased 11/19/21)^(f)			29,207	—

Oil, Gas & Consumable Fuels 0.2%

Chesapeake Energy Corp.			16,760	1,714,045

Chesapeake Energy Corp. Backstop Commitment			1,449	148,190

				1,862,235

Wireless Telecommunication Services 0.0%

Intelsat Emergence SA (Luxembourg)*			19,659	522,929

TOTAL COMMON STOCKS
(cost $1,964,040)				3,747,764

			Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^			2,057	19,605

See Notes to Financial Statements.

42

Description	Units	Value

RIGHTS* (Continued)

Wireless Telecommunication Services (cont’d.)

Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	2,057	$4,072

TOTAL RIGHTS
(cost $0)		23,677

WARRANTS* 0.0%

Chemicals

TPC Group, Inc., expiring 08/01/24^
(cost $0)	1,190,967	119

TOTAL LONG-TERM INVESTMENTS
(cost $1,351,485,858)		1,211,364,900

	Shares

SHORT-TERM INVESTMENTS 14.5%

AFFILIATED MUTUAL FUNDS 10.3%

PGIM Core Short-Term Bond Fund(wc)	12,040,788	109,571,168

PGIM Institutional Money Market Fund
(cost $24,327,130; includes $24,264,779 of cash collateral for securities on loan)(b)(wc)	24,358,169	24,336,247

TOTAL AFFILIATED MUTUAL FUNDS
(cost $133,996,372)		133,907,415

UNAFFILIATED FUND 3.6%

Dreyfus Government Cash Management (Institutional Shares)
(cost $46,674,293)	46,674,293	46,674,293

OPTIONS PURCHASED*~ 0.6%
(cost $1,790,157)		7,385,358

TOTAL SHORT-TERM INVESTMENTS
(cost $182,460,822)		187,967,066

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 107.9%
(cost $1,533,946,680)		1,399,331,966

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    43

Schedule of Investments   (continued)

as of October 31, 2022

Description	Value

OPTIONS WRITTEN*~ (0.6)%
(premiums received $1,861,279)	$(7,272,841)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 107.3%
(cost $1,532,085,401)	1,392,059,125

Liabilities in excess of other assets(z) (7.3)%	(95,073,015)

NET ASSETS 100.0%	$1,296,986,110

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

BABs—Build America Bonds

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CDX—Credit Derivative Index

CIGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage-Backed Index

CME—Chicago Mercantile Exchange

See Notes to Financial Statements.

44

CSI—Credit Suisse International

CVR—Contingent Value Rights

DB—Deutsche Bank AG

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MASTR—Morgan Stanley Structured Asset Security

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

S—Semiannual payment frequency for swaps

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

TD—The Toronto-Dominion Bank

UAG—UBS AG

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $10,035,703 and 0.8% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $23,516,253; cash collateral of $24,264,779 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    45

Schedule of Investments   (continued)

as of October 31, 2022

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $11,654,255. The aggregate value of $8,865,838 is 0.7% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 26,000,000 is 2.0% of net assets.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs JPY	Call	BARC	10/27/23	115.00	—	39,000	$7,015,589

(cost $493,823)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.38.V1, 06/20/27	Call	BOA	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,390	$114
CDX.NA.IG.38.V1, 06/20/27	Call	CITI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,410	114
CDX.NA.IG.38.V1, 06/20/27	Call	GSI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,390	114
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	64,380	158
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	64,380	159
CDX.NA.HY.38.V2, 06/20/27	Put	DB	11/16/22	$100.50	CDX.NA.HY.38. V2(Q)	5.00%(Q)	15,200	126,034
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	0.85%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	64,380	86,348
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	0.88%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	64,380	65,834
CDX.NA.IG.38.V1, 06/20/27	Put	BOA	11/16/22	0.90%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,390	36,054

See Notes to Financial Statements.

46

OTC Swaptions
Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.38.V1, 06/20/27	Put	CITI	11/16/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,410	$27,426
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	11/16/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,390	27,414

Total OTC Swaptions (cost $1,296,334)								$369,769

Total Options Purchased (cost $1,790,157)								$7,385,358

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs JPY	Call	BOA	10/27/23	115.00	—	39,000	$(7,015,590)

(premiums received $539,994)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.38.V2, 06/20/27	Call	DB	11/16/22	$102.00	CDX.NA.HY.38. V2(Q)	5.00%(Q)	15,200	$(39,378)
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.75%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	64,380	(27,638)
CDX.NA.IG.38.V1, 06/20/27	Call	MSI	11/16/22	0.75%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	64,380	(27,638)
CDX.NA.IG.38.V1, 06/20/27	Call	BOA	11/16/22	0.78%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,390	(33,715)
CDX.NA.IG.38.V1, 06/20/27	Call	GSI	11/16/22	0.78%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,390	(33,715)
CDX.NA.IG.38.V1, 06/20/27	Call	CITI	11/16/22	0.80%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	46,410	(52,636)
CDX.NA.HY.38.V2, 06/20/27	Put	DB	11/16/22	$96.00	5.00%(Q)	CDX.NA.HY.38. V2(Q)	15,200	(16,634)
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	1.15%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	64,380	(5,822)
CDX.NA.IG.38.V1, 06/20/27	Put	MSI	11/16/22	1.20%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	64,380	(4,741)
CDX.NA.IG.38.V1, 06/20/27	Put	BOA	11/16/22	1.23%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,390	(3,151)
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	11/16/22	1.25%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,390	(2,940)
CDX.NA.IG.38.V1, 06/20/27	Put	CITI	11/16/22	1.28%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,410	(2,770)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    47

Schedule of Investments   (continued)

as of October 31, 2022

Options Written (continued):

OTC Swaptions
Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	46,610	$(3,661)
CDX.NA.IG.39.V1, 12/20/27	Put	BNP	11/16/22	1.38%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	29,690	(2,333)
GS_21-PJA†† ^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	16,440	(314)
GS_21-PJA^	Put	GSI	11/15/24	0.50%	0.50%(S)	GS_21-PJA(Q)	8,530	(165)

Total OTC Swaptions (premiums received $1,321,285)								$(257,251)

Total Options Written (premiums received $1,861,279)								$(7,272,841)

††	The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V1, 12/20/27	Put	11/16/22	$85.00	CDX.NA.HY.39. V1(Q)	5.00%(Q)	2,650	1,021	$ (6,515)
CDX.NA.IG.38.V1, 06/20/27	Put	12/21/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	64,040	128,433	(147,523)
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.00%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	61,585	151,337	(101,161)
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.03%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	53,000	115,648	(102,712)
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.05%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	61,585	119,539	(89,850)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	65,320	227,758	(89,697)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	53,000	169,028	(90,672)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	48,190	129,121	(153,280)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	48,190	118,620	(151,244)

Total Centrally Cleared Swaptions (cost $2,093,159)							$1,160,505	$(932,654)

See Notes to Financial Statements.

48

Options Written:

Centrally Cleared Swaptions
Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at October 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.38.V1, 06/20/27	Call	12/21/22	0.83%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	64,040	(157,399)	$(17,095)
CDX.NA.IG.39.V1, 12/20/27	Call	12/21/22	0.90%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	61,585	(164,320)	(52,851)
CDX.NA.IG.39.V1, 12/20/27	Call	12/21/22	0.93%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	114,585	(376,630)	(108,945)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	53,000	(160,717)	(49,417)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	65,320	(237,751)	(54,855)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG.39. V1(Q)	1.00%(Q)	96,380	(413,494)	(163,395)
CDX.NA.HY.38.V2, 06/20/27	Put	12/21/22	$91.00	5.00%(Q)	CDX.NA.HY.38. V2(Q)	11,980	(27,404)	132,517
CDX.NA.HY.39.V1, 12/20/27	Put	01/18/23	$90.00	5.00%(Q)	CDX.NA.HY.39. V1(Q)	5,300	(26,314)	69,484
CDX.NA.IG.38.V1, 06/20/27	Put	12/21/22	1.20%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	64,040	(37,967)	89,529
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.25%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	61,585	(50,936)	52,835
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.28%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	53,000	(39,852)	50,778
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.30%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	61,585	(42,205)	50,172
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.50%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	59,380	(21,167)	146,916
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	53,000	(69,740)	54,810
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	65,320	(79,989)	47,385
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	48,190	(54,988)	91,502
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	48,190	(47,930)	74,954

Total Centrally Cleared Swaptions (premiums received $2,423,127)							$(2,008,803)	$414,324

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions:
228	2 Year U.S. Treasury Notes	Dec. 2022	$46,599,281	$424,232

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    49

Schedule of Investments   (continued)

as of October 31, 2022

Futures contracts outstanding at October 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
145	5 Year Euro-Bobl	Dec. 2022	$17,148,262	$459,520
1,707	5 Year U.S.Treasury Notes	Dec. 2022	181,955,531	7,550,657
130	10 Year Euro-Bund	Dec. 2022	17,785,733	914,267
1,529	10 Year U.S. Treasury Notes	Dec. 2022	169,097,844	1,964,084
242	10 Year U.S. Ultra Treasury Notes	Dec. 2022	28,068,220	2,449,717
1,483	20 Year U.S. Treasury Bonds	Dec. 2022	178,701,500	21,150,614
48	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	6,127,500	881,149
59	Euro Schatz Index	Dec. 2022	6,235,032	69,083

				$35,863,323

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	BNP	AUD	1,242	$797,000	$796,794	$—	$(206)
Expiring 01/19/23	JPM	AUD	1,252	799,000	802,764	3,764	—
Expiring 01/19/23	MSI	AUD	2,537	1,603,283	1,627,246	23,963	—
Expiring 10/31/23	JPM	AUD	3,180	2,208,097	2,054,376	—	(153,721)
Brazilian Real,
Expiring 11/03/22	CITI	BRL	4,317	814,000	835,141	21,141	—
Expiring 11/03/22	GSI	BRL	7,351	1,384,000	1,421,967	37,967	—
Expiring 11/03/22	GSI	BRL	3,777	724,533	730,575	6,042	—
Expiring 12/02/22	CITI	BRL	13,544	2,513,775	2,603,214	89,439	—
Canadian Dollar,
Expiring 01/19/23	HSBC	CAD	3,363	2,436,549	2,471,001	34,452	—
Chilean Peso,
Expiring 12/21/22	BARC	CLP	907,180	930,453	953,086	22,633	—
Expiring 12/21/22	BARC	CLP	665,889	676,547	699,584	23,037	—
Chinese Renminbi,
Expiring 11/23/22	BOA	CNH	26,490	3,837,000	3,615,563	—	(221,437)
Expiring 11/23/22	BOA	CNH	24,961	3,620,000	3,406,862	—	(213,138)
Expiring 11/23/22	BOA	CNH	22,740	3,110,000	3,103,704	—	(6,296)
Expiring 11/23/22	CITI	CNH	23,230	3,208,000	3,170,638	—	(37,362)
Expiring 11/23/22	GSI	CNH	23,474	3,280,000	3,203,932	—	(76,068)
Expiring 11/23/22	GSI	CNH	20,218	2,866,000	2,759,487	—	(106,513)
Expiring 11/23/22	HSBC	CNH	25,846	3,626,000	3,527,579	—	(98,421)
Expiring 11/23/22	HSBC	CNH	19,807	2,871,000	2,703,337	—	(167,663)
Expiring 11/23/22	JPM	CNH	26,261	3,771,000	3,584,217	—	(186,783)
Expiring 11/23/22	JPM	CNH	25,473	3,658,000	3,476,740	—	(181,260)

See Notes to Financial Statements.

50

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/23/22	JPM	CNH	5,568	$800,600	$759,916	$—	$(40,684)
Colombian Peso,
Expiring 12/21/22	BARC	COP	2,140,438	470,344	429,532	—	(40,812)
Expiring 12/21/22	BNP	COP	1,849,412	401,000	371,130	—	(29,870)
Expiring 12/21/22	CITI	COP	7,624,344	1,570,000	1,530,013	—	(39,987)
Expiring 12/21/22	MSI	COP	7,121,656	1,446,999	1,429,137	—	(17,862)
Expiring 12/21/22	UAG	COP	14,576,994	2,989,000	2,925,235	—	(63,765)
Euro,
Expiring 01/19/23	MSI	EUR	2,009	2,011,665	1,998,355	—	(13,310)
Expiring 01/19/23	MSI	EUR	1,425	1,441,107	1,417,703	—	(23,404)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	1,871,083	4,316,223	4,449,779	133,556	—
Expiring 01/19/23	BARC	HUF	512,183	1,180,800	1,207,526	26,726	—
Expiring 01/19/23	GSI	HUF	578,296	1,344,000	1,363,396	19,396	—
Expiring 01/19/23	MSI	HUF	3,338,315	7,600,779	7,870,438	269,659	—
Expiring 01/19/23	MSI	HUF	2,674,584	5,856,326	6,305,620	449,294	—
Indian Rupee,
Expiring 12/21/22	MSI	INR	262,619	3,191,000	3,152,926	—	(38,074)
Expiring 12/21/22	TD	INR	441,157	5,525,169	5,296,396	—	(228,773)
Indonesian Rupiah,
Expiring 12/21/22	BOA	IDR	38,053,740	2,495,000	2,431,093	—	(63,907)
Expiring 12/21/22	HSBC	IDR	68,342,430	4,485,000	4,366,109	—	(118,891)
Expiring 12/21/22	HSBC	IDR	46,049,887	3,029,000	2,941,933	—	(87,067)
Expiring 12/21/22	JPM	IDR	50,612,619	3,266,911	3,233,427	—	(33,484)
Expiring 12/21/22	SCB	IDR	59,476,166	3,865,000	3,799,681	—	(65,319)
Expiring 12/21/22	SCB	IDR	37,548,781	2,461,000	2,398,833	—	(62,167)
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	13,103	3,756,000	3,724,233	—	(31,767)
Expiring 12/21/22	CITI	ILS	6,072	1,733,581	1,725,817	—	(7,764)
Japanese Yen,
Expiring 10/31/23	BARC	JPY	487,838	5,118,000	3,459,075	—	(1,658,925)
Expiring 10/31/23	DB	JPY	498,249	5,220,000	3,532,899	—	(1,687,101)
Expiring 10/31/23	GSI	JPY	874,045	8,971,000	6,197,526	—	(2,773,474)
Expiring 10/31/23	MSI	JPY	855,296	8,262,958	6,064,587	—	(2,198,371)
Mexican Peso,
Expiring 04/28/23	JPM	MXN	72,679	3,006,698	3,547,618	540,920	—
Expiring 04/28/23	MSI	MXN	231,058	9,739,000	11,278,363	1,539,363	—
New Taiwanese Dollar,
Expiring 12/21/22	BOA	TWD	132,131	4,183,000	4,099,338	—	(83,662)
Expiring 12/21/22	JPM	TWD	147,511	4,655,000	4,576,513	—	(78,487)
Expiring 12/21/22	MSI	TWD	107,927	3,449,000	3,348,420	—	(100,580)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    51

Schedule of Investments   (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	4,768	$1,196,470	$1,189,739	$—	$(6,731)
Expiring 12/21/22	BARC	PEN	1,772	442,530	442,091	—	(439)
Expiring 12/21/22	BNP	PEN	6,665	1,693,693	1,663,105	—	(30,588)
Philippine Peso,
Expiring 12/21/22	CITI	PHP	187,851	3,157,000	3,220,032	63,032	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	11,546	2,267,392	2,382,591	115,199	—
Expiring 01/19/23	JPM	PLN	14,129	2,813,000	2,915,514	102,514	—
Expiring 01/19/23	JPM	PLN	8,952	1,763,000	1,847,298	84,298	—
Expiring 01/19/23	MSI	PLN	9,062	1,784,000	1,869,938	85,938	—
Singapore Dollar,
Expiring 12/21/22	JPM	SGD	5,581	3,888,000	3,943,659	55,659	—
South African Rand,
Expiring 12/21/22	GSI	ZAR	29,291	1,597,000	1,588,266	—	(8,734)
Expiring 12/21/22	JPM	ZAR	36,428	2,000,000	1,975,278	—	(24,722)
Expiring 12/21/22	JPM	ZAR	29,907	1,614,000	1,621,664	7,664	—
Expiring 12/21/22	JPM	ZAR	29,870	1,695,000	1,619,663	—	(75,337)
Expiring 12/21/22	JPM	ZAR	23,829	1,308,000	1,292,088	—	(15,912)
Expiring 12/21/22	MSI	ZAR	33,429	1,836,000	1,812,632	—	(23,368)
Expiring 12/21/22	MSI	ZAR	29,303	1,630,000	1,588,948	—	(41,052)
Expiring 12/21/22	MSI	ZAR	28,832	1,584,000	1,563,398	—	(20,602)
Expiring 12/21/22	MSI	ZAR	24,475	1,371,000	1,327,127	—	(43,873)
South Korean Won,
Expiring 12/21/22	BOA	KRW	4,702,104	3,385,000	3,297,740	—	(87,260)
Expiring 12/21/22	CITI	KRW	2,282,624	1,597,000	1,600,879	3,879	—
Expiring 12/21/22	JPM	KRW	4,321,725	3,055,000	3,030,968	—	(24,032)
Expiring 12/21/22	JPM	KRW	3,649,946	2,664,000	2,559,827	—	(104,173)
Expiring 12/21/22	JPM	KRW	3,205,719	2,325,000	2,248,276	—	(76,724)
Thai Baht,
Expiring 12/21/22	BOA	THB	30,089	797,000	794,280	—	(2,720)
Expiring 12/21/22	GSI	THB	159,803	4,217,000	4,218,409	1,409	—
Expiring 12/21/22	GSI	THB	147,190	3,890,000	3,885,447	—	(4,553)
Expiring 12/21/22	HSBC	THB	150,086	4,107,000	3,961,904	—	(145,096)
Expiring 12/21/22	JPM	THB	97,225	2,617,000	2,566,498	—	(50,502)
Expiring 12/21/22	JPM	THB	30,016	797,000	792,339	—	(4,661)
Expiring 12/21/22	SCB	THB	98,030	2,623,000	2,587,761	—	(35,239)

				$232,289,482	$224,187,733	3,760,944	(11,862,693)

See Notes to Financial Statements.

52

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	HSBC	AUD	1,681	$1,055,809	$1,078,269	$—	$(22,460)
Brazilian Real,
Expiring 11/03/22	CITI	BRL	13,544	2,529,738	2,620,129	—	(90,391)
Expiring 11/03/22	CITI	BRL	1,900	368,379	367,553	826	—
British Pound,
Expiring 01/19/23	TD	GBP	23,175	25,808,049	26,651,311	—	(843,262)
Chilean Peso,
Expiring 12/21/22	BNP	CLP	1,560,104	1,643,000	1,639,049	3,951	—
Expiring 12/21/22	MSI	CLP	1,359,313	1,391,000	1,428,098	—	(37,098)
Expiring 12/21/22	MSI	CLP	1,131,911	1,234,000	1,189,189	44,811	—
Expiring 12/21/22	TD	CLP	1,307,187	1,442,000	1,373,334	68,666	—
Expiring 12/21/22	UAG	CLP	1,405,156	1,421,000	1,476,260	—	(55,260)
Expiring 12/21/22	UAG	CLP	1,380,508	1,522,177	1,450,365	71,812	—
Chinese Renminbi,
Expiring 11/23/22	CITI	CNH	20,936	3,063,000	2,857,427	205,573	—
Expiring 11/23/22	GSI	CNH	243,553	35,874,673	33,241,715	2,632,958	—
Expiring 11/23/22	GSI	CNH	25,737	3,549,000	3,512,752	36,248	—
Expiring 11/23/22	GSI	CNH	24,928	3,457,000	3,402,370	54,630	—
Expiring 11/23/22	JPM	CNH	24,277	3,345,000	3,313,515	31,485	—
Expiring 11/23/22	JPM	CNH	24,275	3,383,000	3,313,259	69,741	—
Expiring 11/23/22	JPM	CNH	20,433	2,838,000	2,788,813	49,187	—
Expiring 11/23/22	JPM	CNH	19,749	2,747,000	2,695,484	51,516	—
Expiring 11/23/22	SCB	CNH	16,282	2,302,000	2,222,286	79,714	—
Expiring 11/23/22	UAG	CNH	20,427	2,834,000	2,788,054	45,946	—
Colombian Peso,
Expiring 12/21/22	BARC	COP	5,304,933	1,134,352	1,064,566	69,786	—
Expiring 12/21/22	BARC	COP	2,364,579	504,648	474,511	30,137	—
Czech Koruna,
Expiring 01/19/23	BARC	CZK	86,331	3,391,000	3,468,919	—	(77,919)
Expiring 01/19/23	BOA	CZK	161,687	6,352,003	6,496,812	—	(144,809)
Expiring 01/19/23	GSI	CZK	208,317	8,189,265	8,370,463	—	(181,198)
Expiring 01/19/23	HSBC	CZK	194,882	7,653,105	7,830,629	—	(177,524)
Euro,
Expiring 01/19/23	BNP	EUR	50,632	49,727,259	50,376,071	—	(648,812)
Expiring 01/19/23	SCB	EUR	34,607	33,685,336	34,432,130	—	(746,794)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	823,686	1,955,710	1,958,877	—	(3,167)
Expiring 12/21/22	MSI	HUF	588,234	1,419,313	1,398,929	20,384	—
Indian Rupee,
Expiring 12/21/22	BOA	INR	229,218	2,760,000	2,751,920	8,080	—
Expiring 12/21/22	HSBC	INR	67,675	816,000	812,485	3,515	—
Expiring 12/21/22	JPM	INR	249,352	3,108,000	2,993,640	114,360	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    53

Schedule of Investments   (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/21/22	JPM	INR	229,600	$2,753,718	$2,756,507	$—	$(2,789)
Expiring 12/21/22	MSI	INR	152,591	1,836,000	1,831,957	4,043	—
Expiring 12/21/22	SCB	INR	68,178	819,000	818,520	480	—
Indonesian Rupiah,
Expiring 12/21/22	MSI	IDR	56,078,896	3,598,000	3,582,643	15,357	—
Expiring 12/21/22	SCB	IDR	15,903,922	1,061,394	1,016,035	45,359	—
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	10,288	2,995,000	2,924,117	70,883	—
Expiring 12/21/22	BARC	ILS	8,597	2,450,000	2,443,596	6,404	—
Expiring 12/21/22	BOA	ILS	8,363	2,345,000	2,376,922	—	(31,922)
Expiring 12/21/22	CITI	ILS	9,576	2,719,000	2,721,738	—	(2,738)
Expiring 12/21/22	CITI	ILS	8,231	2,321,000	2,339,434	—	(18,434)
Expiring 12/21/22	CITI	ILS	4,921	1,444,843	1,398,742	46,101	—
Expiring 12/21/22	CITI	ILS	4,420	1,293,157	1,256,417	36,740	—
Expiring 12/21/22	CITI	ILS	2,351	689,706	668,288	21,418	—
Japanese Yen,
Expiring 10/31/23	BOA	JPY	1,325,555	12,988,000	9,399,021	3,588,979	—
Expiring 10/31/23	BOA	JPY	1,168,753	11,585,000	8,287,193	3,297,807	—
Expiring 10/31/23	CITI	JPY	399,802	4,148,827	2,834,846	1,313,981	—
Expiring 10/31/23	CITI	JPY	46,713	447,401	331,226	116,175	—
Mexican Peso,
Expiring 12/21/22	BOA	MXN	60,719	2,975,000	3,036,487	—	(61,487)
Expiring 12/21/22	HSBC	MXN	49,805	2,430,513	2,490,699	—	(60,186)
Expiring 12/21/22	JPM	MXN	53,373	2,596,000	2,669,121	—	(73,121)
Expiring 12/21/22	JPM	MXN	36,725	1,797,000	1,836,573	—	(39,573)
Expiring 04/28/23	MSI	MXN	303,737	13,188,761	14,825,980	—	(1,637,219)
New Taiwanese Dollar,
Expiring 12/21/22	JPM	TWD	369,998	12,071,719	11,479,162	592,557	—
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	6,811	1,736,546	1,699,378	37,168	—
Expiring 12/21/22	BARC	PEN	3,790	960,169	945,718	14,451	—
Expiring 12/21/22	CITI	PEN	3,150	785,000	785,886	—	(886)
Philippine Peso,
Expiring 12/21/22	HSBC	PHP	152,056	2,646,069	2,606,462	39,607	—
Expiring 12/21/22	MSI	PHP	47,528	797,000	814,689	—	(17,689)
Expiring 12/21/22	SCB	PHP	196,797	3,391,000	3,373,375	17,625	—
Singapore Dollar,
Expiring 12/21/22	DB	SGD	4,804	3,415,000	3,394,992	20,008	—
Expiring 12/21/22	GSI	SGD	5,523	3,858,000	3,902,897	—	(44,897)
Expiring 12/21/22	SCB	SGD	5,098	3,609,000	3,602,545	6,455	—
South African Rand,
Expiring 12/21/22	MSI	ZAR	87,585	5,014,332	4,749,188	265,144	—

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won,
Expiring 12/21/22	GSI	KRW	4,972,676	$3,480,000	$3,487,501	$—	$(7,501)
Expiring 12/21/22	JPM	KRW	9,809,593	7,108,349	6,879,790	228,559	—
Expiring 12/21/22	JPM	KRW	1,082,626	784,000	759,281	24,719	—
Swiss Franc,
Expiring 01/19/23	CITI	CHF	606	615,140	611,018	4,122	—
Thai Baht,
Expiring 12/21/22	GSI	THB	129,260	3,569,000	3,412,151	156,849	—
Expiring 12/21/22	GSI	THB	88,645	2,447,000	2,340,009	106,991	—
Expiring 12/21/22	HSBC	THB	117,353	3,214,000	3,097,823	116,177	—
Expiring 12/21/22	JPM	THB	713,406	19,580,770	18,832,147	748,623	—
Turkish Lira,
Expiring 12/21/22	GSI	TRY	16,675	848,616	860,501	—	(11,885)

				$380,916,846	$371,319,759	14,636,108	(5,039,021)

						$18,397,052	$(16,901,714)

Cross currency exchange contracts outstanding at October 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	1,225	EUR	789	$444	$—	JPM
01/19/23	Buy	CZK	77,364	EUR	3,124	572	—	GSI
01/19/23	Buy	HUF	587,513	EUR	1,388	4,037	—	BOA
01/19/23	Buy	HUF	763,192	EUR	1,794	14,269	—	MSI
01/19/23	Buy	PLN	7,358	EUR	1,528	—	(1,574)	BOA
01/19/23	Buy	PLN	13,626	EUR	2,799	27,197	—	BOA
10/31/23	Buy	AUD	6,309	JPY	422,703	1,078,573	—	DB
10/31/23	Buy	JPY	648,099	AUD	9,489	—	(1,534,751)	MSI

						$1,125,092	$(1,536,325)

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Arab Republic of Egypt (D01)	12/20/27	1.000%(Q)	1,000	$329,166	$27	$329,139	MSI

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    55

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Emirate of Abu Dhabi (D01)	12/20/27	1.000%(Q)	1,000	$(19,415)	$27	$(19,442)	MSI
Federation of Malaysia (D01)	12/20/27	1.000%(Q)	1,500	3,294	41	3,253	MSI
Federative Republic of Brazil (D01)	12/20/27	1.000%(Q)	6,000	448,567	163	448,404	MSI
Kingdom of Saudi Arabia (D01)	12/20/27	1.000%(Q)	1,000	(15,124)	27	(15,151)	MSI
People’s Republic of China (D01)	12/20/27	1.000%(Q)	6,000	55,722	163	55,559	MSI
Republic of Argentina (D01)	12/20/27	1.000%(Q)	1,000	784,733	27	784,706	MSI
Republic of Chile (D01)	12/20/27	1.000%(Q)	1,500	33,701	41	33,660	MSI
Republic of Colombia (D01)	12/20/27	1.000%(Q)	3,000	315,539	82	315,457	MSI
Republic of Indonesia (D01)	12/20/27	1.000%(Q)	5,000	78,759	136	78,623	MSI
Republic of Panama (D01)	12/20/27	1.000%(Q)	1,000	27,303	27	27,276	MSI
Republic of Peru (D01)	12/20/27	1.000%(Q)	1,500	35,123	41	35,082	MSI
Republic of Philippines (D01)	12/20/27	1.000%(Q)	1,000	10,786	27	10,759	MSI
Republic of South Africa (D01)	12/20/27	1.000%(Q)	5,500	468,089	150	467,939	MSI
Republic of Turkey (D01)	12/20/27	1.000%(Q)	6,000	1,264,241	163	1,264,078	MSI
State of Qatar (D01)	12/20/27	1.000%(Q)	1,000	(19,496)	27	(19,523)	MSI
Sultanate of Oman (D01)	12/20/27	1.000%(Q)	1,000	57,828	27	57,801	MSI
United Mexican States (D01)	12/20/27	1.000%(Q)	6,000	159,449	163	159,286	MSI
Arab Republic of Egypt (D02)	12/20/27	1.000%(Q)	2,000	658,332	1,376	656,956	JPM
Emirate of Abu Dhabi (D02)	12/20/27	1.000%(Q)	2,000	(38,830)	1,376	(40,206)	JPM
Federation of Malaysia (D02)	12/20/27	1.000%(Q)	3,000	6,588	2,065	4,523	JPM
Federative Republic of Brazil (D02)	12/20/27	1.000%(Q)	12,000	897,134	8,258	888,876	JPM
Kingdom of Saudi Arabia (D02)	12/20/27	1.000%(Q)	2,000	(30,247)	1,376	(31,623)	JPM
People’s Republic of China (D02)	12/20/27	1.000%(Q)	12,000	111,444	8,258	103,186	JPM
Republic of Argentina (D02)	12/20/27	1.000%(Q)	2,000	1,569,466	1,376	1,568,090	JPM
Republic of Chile (D02)	12/20/27	1.000%(Q)	3,000	67,401	2,065	65,336	JPM
Republic of Colombia (D02)	12/20/27	1.000%(Q)	6,000	631,076	4,129	626,947	JPM
Republic of Indonesia (D02)	12/20/27	1.000%(Q)	10,000	157,519	6,882	150,637	JPM
Republic of Panama (D02)	12/20/27	1.000%(Q)	2,000	54,606	1,376	53,230	JPM
Republic of Peru (D02)	12/20/27	1.000%(Q)	3,000	70,246	2,065	68,181	JPM
Republic of Philippines (D02)	12/20/27	1.000%(Q)	2,000	21,572	1,376	20,196	JPM
Republic of South Africa (D02)	12/20/27	1.000%(Q)	11,000	936,177	7,570	928,607	JPM
Republic of Turkey (D02)	12/20/27	1.000%(Q)	12,000	2,528,482	8,258	2,520,224	JPM
State of Qatar (D02)	12/20/27	1.000%(Q)	2,000	(38,991)	1,376	(40,367)	JPM
Sultanate of Oman (D02)	12/20/27	1.000%(Q)	2,000	115,656	1,376	114,280	JPM
United Mexican States (D02)	12/20/27	1.000%(Q)	12,000	318,898	8,258	310,640	JPM

				$12,054,794	$70,175	$11,984,619

See Notes to Financial Statements.

56

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices— Sell Protection(2)**:
CDX.EM.38.V1 (D01)	12/20/27	1.000%(Q)	50,000	2.960%	$(4,085,034)	$(6,252)	$(4,078,782)	MSI
CDX.EM.38.V1 (D02)	12/20/27	1.000%(Q)	100,000	2.960%	(8,170,068)	(207,563)	(7,962,505)	JPM

					$(12,255,102)	$(213,815)	$(12,041,287)

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01-D02).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)# (3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%(Q)	1,630	$314,804	$351,969	$(37,165)	BARC
United Mexican States	06/20/23	1.000%(Q)	1,400	(5,759)	1,127	(6,886)	CITI
United Mexican States	06/20/23	1.000%(Q)	1,385	(5,697)	2,767	(8,464)	CITI
United Mexican States	06/20/23	1.000%(Q)	460	(1,892)	1,031	(2,923)	CITI
United Mexican States	06/20/23	1.000%(Q)	460	(1,892)	945	(2,837)	CITI
United Mexican States	06/20/23	1.000%(Q)	455	(1,871)	341	(2,212)	CITI
United Mexican States	06/20/23	1.000%(Q)	240	(987)	193	(1,180)	CITI
United Mexican States	12/20/24	1.000%(Q)	1,000	(3,425)	(5,085)	1,660	BARC
United Mexican States	12/20/24	1.000%(Q)	440	(1,506)	1,325	(2,831)	CITI

				$291,775	$354,613	$(62,838)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	06/20/23	1.000%(Q)	730	0.827%	$1,646	$229	$1,417	GSI
Boeing Co.	06/20/24	1.000%(Q)	1,460	1.176%	(2,318)	3,304	(5,622)	GSI
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR 1,490	*	(491,281)	17,056	(508,337)	GSI

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    57

Schedule of Investments   (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR	220	*	$(72,538)	$2,610	$(75,148)	GSI
Electricite de France SA	12/20/22	1.000%(Q)	EUR	1,820	0.674%	2,910	3,584	(674)	GSI
EQT Corp.	12/20/22	5.000%(Q)		770	0.861%	8,870	3,901	4,969	CSI
General Motors Co.	06/20/26	5.000%(Q)		2,230	1.761%	248,082	316,234	(68,152)	GSI
GS_21-PJ2A^	11/14/22	0.500%(M)		3,418	*	2,324	(66)	2,390	GSI
GS_21-PJA^	11/14/22	0.250%(M)		6,588	*	2,239	(64)	2,303	GSI
Halliburton Co.	12/20/26	1.000%(Q)		910	0.712%	10,907	7,218	3,689	GSI
Host Hotels & Resorts LP	06/20/24	1.000%(Q)		500	0.716%	2,827	3,171	(344)	GSI
Petroleos Mexicanos	06/20/23	1.000%(Q)		9,450	3.559%	(139,602)	(179,872)	40,270	BNP
Petroleos Mexicanos	06/20/23	1.000%(Q)		1,165	3.559%	(17,210)	(9,458)	(7,752)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)		1,155	3.559%	(17,063)	(11,256)	(5,807)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)		385	3.559%	(5,688)	(3,845)	(1,843)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)		385	3.559%	(5,687)	(3,775)	(1,912)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)		380	3.559%	(5,614)	(3,100)	(2,514)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)		195	3.559%	(2,880)	(1,582)	(1,298)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)		1,000	5.213%	(80,063)	(22,314)	(57,749)	BARC
Petroleos Mexicanos	12/20/24	1.000%(Q)		440	5.213%	(35,228)	(17,741)	(17,487)	CITI
Simon Property Group LP	06/20/26	1.000%(Q)		1,980	0.938%	6,363	16,724	(10,361)	GSI
Targa Resources Partners LP	06/20/23	5.000%(Q)		885	0.657%	29,356	19,629	9,727	MSI
Targa Resources Partners LP	06/20/23	5.000%(Q)		590	0.657%	19,570	13,691	5,879	MSI
Verizon Communications, Inc.	06/20/26	1.000%(Q)		680	1.164%	(2,874)	10,373	(13,247)	GSI
Wells Fargo & Co.	12/20/23	1.000%(Q)		7,500	0.513%	49,301	24,965	24,336	MSI

						$(493,651)	$189,616	$(683,267)

See Notes to Financial Statements.

58

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	12,993	$(64,506)	$(172,989)	$(108,483)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	197,340	(126,286)	(1,098,948)	(972,662)

				$(190,792)	$(1,271,937)	$(1,081,145)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)# (3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
CMBX.NA.13.AAA	12/16/72	0.500%(M)	25,000	$509,161	$683,820	$(174,659)	MSI
CMBX.NA.13.AAA	12/16/72	0.500%(M)	22,500	458,245	229,660	228,585	CIGM
CMBX.NA.13.AAA	12/16/72	0.500%(M)	10,000	203,665	196,263	7,402	GSI
CMBX.NA.13.AAA	12/16/72	0.500%(M)	7,000	141,690	32,778	108,912	MSI

				$1,312,761	$1,142,521	$170,240

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    59

Schedule of Investments   (continued)

as of October 31, 2022

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
				1 Day SONIA(1)(A)/
GBP 6,090	05/08/26	1.000	%(A)	2.184%	$(84,366)	$783,281	$867,647
				1 Day SONIA(1)(A)/
GBP 3,280	05/08/27	1.050	%(A)	2.184%	169,315	516,113	346,798
				1 Day SONIA(1)(A)/
GBP 1,340	05/08/31	1.150	%(A)	2.184%	(30,882)	305,749	336,631

					$54,067	$1,605,143	$1,551,076

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at October 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -60bps(T)/ 2.480%	GSI	12/20/22	(3,222)	$304,665	$—	$304,665
Total Return Benchmark Bond Index(T)††	1 Day USOIS -50bps(Q)/ 2.580%	JPM	03/20/23	(52,633)	411,672	—	411,672

					$716,337	$—	$716,337

See Notes to Financial Statements.

60

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
††	See the table below for the swap constituents. To the extent that any swap is composed of greater than 50 constituents, the Portfolio is only required to disclose the top 50.

The following table represents the individual positions and related values of underlying securities of Total Return Benchmark Bond Index total return swap with JPM, as of October 31, 2022, termination date 03/20/2023:

Corporate Bonds:

Reference Entity	Principal Amount	Market Value	% of Total Index Value

Sysco Corp.	4,000,000	$4,160,960	1.51%
United Parcel Service, Inc.	4,000,000	3,949,347	1.43%
Northrop Grumman Corp.	4,000,000	3,846,560	1.40%
Morgan Stanley	4,000,000	3,730,490	1.35%
Conagra Brands, Inc.	4,000,000	3,557,600	1.29%
Keurig Dr Pepper, Inc.	4,000,000	3,525,540	1.28%
FedEx Corp.	4,000,000	3,512,553	1.28%
The Walt Disney Co.	4,000,000	3,510,284	1.27%
Cigna Corp.	4,000,000	3,482,524	1.26%
TransCanada PipeLines Ltd.	4,000,000	3,447,787	1.25%
Bristol-Myers Squibb Co.	4,000,000	3,415,033	1.24%
Fox Corp.	4,000,000	3,412,117	1.24%
Wells Fargo & Co.	4,000,000	3,393,479	1.23%
Eli Lilly and Co.	4,000,000	3,392,349	1.23%
ExxonMobil Corp.	4,000,000	3,371,353	1.22%
Thermo Fisher Scientific, Inc.	4,000,000	3,316,102	1.20%
HCA, Inc.	4,000,000	3,294,013	1.20%
Intel Corp.	4,000,000	3,288,200	1.19%
Johnson & Johnson	4,000,000	3,241,567	1.18%
Telefonica Emisiones, S.A.U.	4,000,000	3,211,507	1.17%
T-Mobile USA, Inc.	4,000,000	3,197,480	1.16%
Deere & Co.	4,000,000	3,181,467	1.16%
Mastercard, Inc.	4,000,000	3,164,972	1.15%
McDonald’s Corp.	4,000,000	3,153,320	1.14%
Fiserv, Inc.	4,000,000	3,090,307	1.12%
Union Electric Co.	4,000,000	3,066,480	1.11%
Dollar General Corp.	4,000,000	3,058,473	1.11%
Equinor ASA	4,000,000	3,044,278	1.11%
Progressive Corp.	4,000,000	3,022,521	1.10%
Humana, Inc.	4,000,000	3,008,956	1.09%
Enterprise Products Operating LLC	4,000,000	3,002,040	1.09%
Becton, Dickinson & Co.	4,000,000	2,986,310	1.08%
Bank of America Corp.	4,000,000	2,974,240	1.08%
Nike, Inc.	4,000,000	2,939,510	1.07%
Paramount Global	4,000,000	2,908,900	1.06%

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    61

Schedule of Investments   (continued)

as of October 31, 2022

Corporate Bonds: (continued)

Reference Entity	Principal Amount	Market Value	% of Total Index Value

Caterpillar, Inc.	4,000,000	$2,881,064	1.05%
NVIDIA Corp.	4,000,000	2,855,067	1.04%
Vodafone Group PLC	4,000,000	2,840,258	1.03%
Starbucks Corp.	4,000,000	2,807,636	1.02%
Walgreens Boots Alliance, Inc.	4,000,000	2,788,049	1.01%
Entergy Corp.	4,000,000	2,787,587	1.01%
Union Pacific Corp.	4,000,000	2,786,336	1.01%
UnitedHealth Group, Inc	4,000,000	2,782,704	1.01%
Amazon.com, Inc.	4,000,000	2,782,251	1.01%
Suncor Energy, Inc	4,000,000	2,775,830	1.01%
The Coca-Cola Co.	4,000,000	2,773,067	1.01%
PepsiCo, Inc.	4,000,000	2,741,831	1.00%
AstraZeneca PLC	4,000,000	2,737,680	0.99%
Global Payments, Inc.	4,000,000	2,737,244	0.99%
Verizon Communications, Inc.	4,000,000	2,733,503	0.99%

		$157,668,726

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$2,015,083	$(471,973)	$13,308,807	$(13,225,003)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$1,050,000	$27,939,781

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

62

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$2,349,729	$—
Collateralized Loan Obligations	—	269,063,292	—
Consumer Loans	—	6,955,454	—
Home Equity Loans	—	10,455,995	—
Other	—	3,043,710	—
Residential Mortgage-Backed Securities	—	8,062,716	5,303,948
Student Loans	—	3,807,177	—
Commercial Mortgage-Backed Securities	—	57,825,702	—
Convertible Bond	—	3,158	—
Corporate Bonds	—	263,497,202	853,677
Floating Rate and other Loans	—	12,868,905	2,487,598
Municipal Bonds	—	17,500,390	—
Residential Mortgage-Backed Securities	—	29,094,226	—
Sovereign Bonds	—	23,895,692	—
U.S. Government Agency Obligations	—	78,454,380	—
U.S. Treasury Obligations	—	412,070,389	—
Common Stocks	1,714,045	671,119	1,362,600
Rights	—	—	23,677
Warrants	—	—	119

Short-Term Investments
Affiliated Mutual Funds	$133,907,415	$—	$—
Unaffiliated Fund	46,674,293	—	—
Options Purchased	—	7,385,358	—

Total	$182,295,753	$1,207,004,594	$10,031,619

Liabilities
Options Written	$—	$(7,272,362)	$(479)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Written	$—	$860,882	$—
Futures Contracts	35,863,323	—	—
OTC Forward Foreign Currency Exchange Contracts	—	18,397,052	—
OTC Cross Currency Exchange Contracts	—	1,125,092	—
OTC Packaged Credit Default Swap Agreements	—	12,216,897	—
OTC Credit Default Swap Agreements	—	2,007,397	4,563
Centrally Cleared Interest Rate Swap Agreements	—	1,551,076	—
OTC Total Return Swap Agreements	—	716,337	—

Total	$35,863,323	$36,874,733	$4,563

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(932,654)	$—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    63

Schedule of Investments   (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Swaptions Written	$—	$(446,558)	$—
OTC Forward Foreign Currency Exchange Contracts	—	(16,901,714)	—
OTC Cross Currency Exchange Contracts	—	(1,536,325)	—
OTC Packaged Credit Default Swap Agreements	—	(12,417,205)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,081,145)	—
OTC Credit Default Swap Agreements	—	(901,075)	—

Total	$—	$(34,216,676)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

U.S. Treasury Obligations	31.8%
Collateralized Loan Obligations	20.8
Affiliated Mutual Funds (1.9% represents investments purchased with collateral from securities on loan)	10.3
U.S. Government Agency Obligations	6.0
Banks	5.5
Commercial Mortgage-Backed Securities	4.5
Unaffiliated Fund	3.6
Residential Mortgage-Backed Securities	3.2
Sovereign Bonds	1.8
Oil & Gas	1.8
Municipal Bonds	1.4
Telecommunications	1.3
Pipelines	1.2
Electric	1.0
Pharmaceuticals	1.0
Retail	1.0
Chemicals	0.9
Home Equity Loans	0.8
Aerospace & Defense	0.8
Foods	0.7
Media	0.6
Insurance	0.6
Options Purchased	0.6
Consumer Loans	0.5
Commercial Services	0.5

Home Builders	0.4%
Gas	0.4
Real Estate	0.3
Airlines	0.3
Mining	0.3
Student Loans	0.3
Diversified Financial Services	0.3
Entertainment	0.3
Engineering & Construction	0.3
Auto Parts & Equipment	0.3
Other	0.2
Packaging & Containers	0.2
Internet	0.2
Healthcare-Services	0.2
Lodging	0.2
Automobiles	0.2
Healthcare-Products	0.2
Investment Companies	0.2
Oil, Gas & Consumable Fuels	0.2
Forest Products & Paper	0.1
Auto Manufacturers	0.1
Gas Utilities	0.1
Computers	0.1
Real Estate Investment Trusts (REITs)	0.1
Building Materials	0.1
Metal Fabricate/Hardware	0.1
Energy-Alternate Sources	0.0	*

See Notes to Financial Statements.

64

Industry Classification (continued):

Wireless Telecommunication Services	0.0	*%
Transportation	0.0	*
Agriculture	0.0	*
Beverages	0.0	*
Housewares	0.0	*
Oil & Gas Services	0.0	*
Hotels, Restaurants & Leisure	0.0	*

	107.9
Options Written	(0.6)
Liabilities in excess of other assets	(7.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps and swaptions	$860,882	*	Due from/to broker-variation margin swaps and swaptions	$2,460,357	*
Credit contracts	Premiums paid for OTC swap agreements	2,015,083		Premiums received for OTC swap agreements	471,973
Credit contracts	Unaffiliated investments	369,769		Options written outstanding, at value	257,251
Credit contracts	Unrealized appreciation on OTC swap agreements	12,592,470		Unrealized depreciation on OTC swap agreements	13,225,003
Foreign exchange contracts	Unaffiliated investments	7,015,589		Options written outstanding, at value	7,015,590
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	1,125,092		Unrealized depreciation on OTC cross currency exchange contracts	1,536,325

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    65

Schedule of Investments   (continued)

as of October 31, 2022

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$18,397,052		Unrealized depreciation on OTC forward foreign currency exchange contracts	$16,901,714
Interest rate contracts	Due from/to broker-variation margin futures	35,863,323	*	—	—
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	1,551,076	*	—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	716,337		—	—

		$80,506,673			$41,868,213

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(6,162,603)	$6,746,099	$—	$—	$4,400,189
Foreign exchange contracts	(7,944,644)	8,951,146	—	25,932,198	—
Interest rate contracts	—	—	62,769,587	—	(19,063,905)

Total	$(14,107,247)	$15,697,245	$62,769,587	$25,932,198	$(14,663,716)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(1,931,139)	$1,398,491	$—	$—	$(808,732)

See Notes to Financial Statements.

66

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Foreign exchange contracts	$13,901,984	$(14,908,487)	$—	$ (747,665)	$—
Interest rate contracts	—	—	29,390,988	—	18,853,892

Total	$11,970,845	$(13,509,996)	$29,390,988	$ (747,665)	$18,045,160

(2) Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 4,822,687
Options Written (2)	1,338,003,116
Futures Contracts - Long Positions (2)	7,193,319
Futures Contracts - Short Positions (2)	768,191,758
Forward Foreign Currency Exchange Contracts - Purchased (3)	180,132,638
Forward Foreign Currency Exchange Contracts - Sold (3)	338,096,463
Cross Currency Exchange Contracts (4)	17,527,811
Interest Rate Swap Agreements (2)	71,657,145
Credit Default Swap Agreements - Buy Protection (2)	359,880,552
Credit Default Swap Agreements -Sell Protection (2)	130,888,096
Total Return Swap Agreements (2)	12,601,028
Inflation Swap Agreements (2)	7,032,000

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    67

Schedule of Investments   (continued)

as of October 31, 2022

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$23,516,253	$(23,516,253)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$ 7,670,443	$ (1,938,906)	$ 5,731,537	$(5,605,473)	$126,064
BNP	44,221	(891,681)	(847,460)	847,460	—
BOA	6,962,268	(7,970,668)	(1,008,400)	1,008,400	—
CIGM	458,245	—	458,245	(272,375)	185,870
CITI	1,957,696	(369,671)	1,588,025	(1,440,000)	148,025
CSI	8,870	—	8,870	(8,870)	—
DB	1,224,615	(1,743,113)	(518,498)	417,477	(101,021)
GSI	3,979,222	(3,937,633)	41,589	—	41,589
HSBC	308,950	(877,308)	(568,358)	464,266	(104,092)
JPM	11,266,407	(9,448,229)	1,818,178	(1,775,946)	42,232
MSI	8,014,398	(10,130,068)	(2,115,670)	1,898,789	(216,881)
SCB	149,633	(909,519)	(759,886)	396,484	(363,402)
TD	68,666	(1,072,035)	(1,003,369)	1,003,369	—
UAG	117,758	(119,025)	(1,267)	—	(1,267)

	$42,231,392	$(39,407,856)	$ 2,823,536	$(3,066,419)	$(242,883)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

68

Statement of Assets and Liabilities

as of October 31, 2022

Assets
Investments at value, including securities on loan of $23,516,253:
Unaffiliated investments (cost $1,399,950,308)	$1,265,424,551
Affiliated investments (cost $133,996,372)	133,907,415
Cash	14,452
Foreign currency, at value (cost $2,943,963)	2,809,650
Unrealized appreciation on OTC forward foreign currency exchange contracts	18,397,052
Receivable for investments sold	17,575,862
Unrealized appreciation on OTC swap agreements	13,308,807
Dividends and interest receivable	10,233,351
Receivable for Fund shares sold	4,551,427
Due from broker—variation margin futures	2,645,922
Premiums paid for OTC swap agreements	2,015,083
Unrealized appreciation on OTC cross currency exchange contracts	1,125,092
Deposit with broker for centrally cleared/exchange-traded derivatives	1,050,000
Due from broker—variation margin swaps and swaptions	736,191
Prepaid expenses	8,162

Total Assets	1,473,803,017

Liabilities
Payable for investments purchased	106,720,185
Payable to broker for collateral for securities on loan	24,264,779
Unrealized depreciation on OTC forward foreign currency exchange contracts	16,901,714
Unrealized depreciation on OTC swap agreements	13,225,003
Options written outstanding, at value (premiums received $1,861,279)	7,272,841
Payable for Fund shares purchased	4,625,809
Unrealized depreciation on OTC cross currency exchange contracts	1,536,325
Management fee payable	662,956
Accrued expenses and other liabilities	598,635
Dividends payable	483,027
Premiums received for OTC swap agreements	471,973
Distribution fee payable	47,391
Affiliated transfer agent fee payable	3,949
Trustees’ fees payable	2,320

Total Liabilities	176,816,907

Net Assets	$1,296,986,110

Net assets were comprised of:
Shares of beneficial interest, at par	$146,954
Paid-in capital in excess of par	1,595,214,703
Total distributable earnings (loss)	(298,375,547)

Net assets, October 31, 2022	$1,296,986,110

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    69

Statement of Assets and Liabilities

as of October 31, 2022

Class A
Net asset value and redemption price per share, ($ 94,350,901 ÷ 10,731,886 shares of beneficial interest issued and outstanding)	$8.79
Maximum sales charge (3.25% of offering price)	0.30

Maximum offering price to public	$9.09

Class C
Net asset value, offering price and redemption price per share, ($ 31,870,509 ÷ 3,613,940 shares of beneficial interest issued and outstanding)	$8.82

Class Z
Net asset value, offering price and redemption price per share, ($ 1,108,185,636 ÷ 125,486,392 shares of beneficial interest issued and outstanding)	$8.83

Class R6
Net asset value, offering price and redemption price per share, ($ 62,579,064 ÷ 7,121,726 shares of beneficial interest issued and outstanding)	$8.79

See Notes to Financial Statements.

70

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Interest income	$36,564,133
Unaffiliated dividend income	1,517,791
Affiliated dividend income	787,641
Income from securities lending, net (including affiliated income of $61,624)	75,395

Total income	38,944,960

Expenses
Management fee	6,539,761
Distribution fee(a)	605,508
Transfer agent’s fees and expenses (including affiliated expense of $20,431)(a)	976,555
Custodian and accounting fees	128,624
Registration fees(a)	108,835
Audit fee	68,000
Shareholders’ reports	47,313
Legal fees and expenses	26,421
Trustees’ fees	23,380
Miscellaneous	30,455

Total expenses	8,554,852

Net investment income (loss)	30,390,108

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(6,737))	(14,424,012)
Futures transactions	62,769,587
Forward and cross currency contract transactions	25,932,198
Options written transactions	15,697,245
Swap agreement transactions	(14,663,716)
Foreign currency transactions	(1,216,719)

74,094,583

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(99,251))	(161,401,419)
Futures	29,390,988
Forward and cross currency contracts	(747,665)
Options written	(13,509,996)
Swap agreements	18,045,160
Foreign currencies	1,688,249
Unfunded loan commitment	(3,262)

(126,537,945)

Net gain (loss) on investment and foreign currency transactions	(52,443,362)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(22,053,254)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    71

Statement of Operations

Year Ended October 31, 2022

(a) Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	242,511	362,997	—	—
Transfer agent’s fees and expenses	80,771	33,032	859,988	2,764
Registration fees	22,829	15,349	55,001	15,656

See Notes to Financial Statements.

72

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,390,108	$27,877,591
Net realized gain (loss) on investment and foreign currency transactions	74,094,583	33,546,778
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(126,537,945)	12,215,766

Net increase (decrease) in net assets resulting from operations	(22,053,254)	73,640,135

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,370,039)	(2,322,399)
Class C	(598,981)	(886,038)
Class Z	(25,120,070)	(21,959,534)
Class R6	(1,673,096)	(2,674,791)

	(29,762,186)	(27,842,762)

Tax return of capital distributions
Class A	—	(104,437)
Class C	—	(39,845)
Class Z	—	(987,511)
Class R6	—	(120,284)

	—	(1,252,077)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	966,077,747	358,440,154
Net asset value of shares issued in reinvestment of dividends and distributions	26,305,286	25,054,049
Cost of shares purchased	(623,037,493)	(807,564,899)

Net increase (decrease) in net assets from Fund share transactions	369,345,540	(424,070,696)

Total increase (decrease)	317,530,100	(379,525,400)

Net Assets:
Beginning of year	979,456,010	1,358,981,410

End of year	$1,296,986,110	$979,456,010

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    73

Financial Highlights

Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.22	$8.94	$9.73	$9.82	$9.93
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.21	0.30	0.31	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.43)	0.30	(0.49)	0.13	(0.05)
Total from investment operations	(0.21)	0.51	(0.19)	0.44	0.22
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.26)	(0.53)	(0.33)
Tax return of capital distributions	-	(0.01)	(0.04)	-	-
Distributions from net realized gains	-	-	(0.30)	-	-
Total dividends and distributions	(0.22)	(0.23)	(0.60)	(0.53)	(0.33)
Net asset value, end of year	$8.79	$9.22	$8.94	$9.73	$9.82
Total Return(b):	(2.30)%	5.71%	(1.96)%	4.71%	2.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$94,351	$109,630	$93,597	$142,879	$148,609
Average net assets (000)	$97,005	$98,531	$114,656	$147,612	$142,613
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.98%	0.97%	0.97%	1.02%	1.03%
Expenses before waivers and/or expense reimbursement	0.98%	0.97%	0.97%	1.02%	1.04%
Net investment income (loss)	2.46%	2.32%	3.27%	3.24%	2.72%
Portfolio turnover rate(d)	30%	48%	20%	50%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.25	$8.97	$9.76	$9.85	$9.96
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.15	0.23	0.24	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.43)	0.29	(0.48)	0.13	(0.05)
Total from investment operations	(0.28)	0.44	(0.25)	0.37	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.20)	(0.46)	(0.25)
Tax return of capital distributions	-	(0.01)	(0.04)	-	-
Distributions from net realized gains	-	-	(0.30)	-	-
Total dividends and distributions	(0.15)	(0.16)	(0.54)	(0.46)	(0.25)
Net asset value, end of year	$8.82	$9.25	$8.97	$9.76	$9.85
Total Return(b):	(3.04)%	5.03%	(2.70)%	3.80%	1.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31,871	$42,635	$66,396	$103,133	$106,734
Average net assets (000)	$36,300	$52,974	$86,229	$107,605	$102,866
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.75%	1.73%	1.73%	1.78%	1.79%
Expenses before waivers and/or expense reimbursement	1.75%	1.73%	1.73%	1.78%	1.80%
Net investment income (loss)	1.67%	1.64%	2.51%	2.46%	1.93%
Portfolio turnover rate(d)	30%	48%	20%	50%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    75

Financial Highlights   (continued)

Class Z Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.26	$8.98	$9.77	$9.86	$9.97
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.24	0.32	0.34	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.44)	0.29	(0.48)	0.13	(0.06)
Total from investment operations	(0.19)	0.53	(0.16)	0.47	0.24
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.29)	(0.56)	(0.35)
Tax return of capital distributions	-	(0.01)	(0.04)	-	-
Distributions from net realized gains	-	-	(0.30)	-	-
Total dividends and distributions	(0.24)	(0.25)	(0.63)	(0.56)	(0.35)
Net asset value, end of year	$8.83	$9.26	$8.98	$9.77	$9.86
Total Return(b):	(2.03)%	5.96%	(1.70)%	5.00%	2.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,108,186	$767,056	$1,071,124	$2,040,949	$2,159,518
Average net assets (000)	$914,879	$833,908	$1,499,872	$2,155,699	$1,679,461
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.72%	0.73%	0.73%	0.73%	0.75%
Expenses before waivers and/or expense reimbursement	0.72%	0.73%	0.74%	0.79%	0.81%
Net investment income (loss)	2.81%	2.64%	3.53%	3.51%	3.01%
Portfolio turnover rate(d)	30%	48%	20%	50%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.21	$8.93	$9.72	$9.82	$9.94
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.26	0.32	0.35	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.42)	0.28	(0.48)	0.12	(0.05)
Total from investment operations	(0.17)	0.54	(0.16)	0.47	0.24
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.25)	(0.29)	(0.57)	(0.36)
Tax return of capital distributions	-	(0.01)	(0.04)	-	-
Distributions from net realized gains	-	-	(0.30)	-	-
Total dividends and distributions	(0.25)	(0.26)	(0.63)	(0.57)	(0.36)
Net asset value, end of year	$8.79	$9.21	$8.93	$9.72	$9.82
Total Return(b):	(1.87)%	6.07%	(1.66)%	4.94%	2.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$62,579	$60,135	$127,864	$82,538	$203,372
Average net assets (000)	$60,251	$97,518	$109,540	$88,570	$329,668
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.65%	0.64%	0.65%	0.70%	0.74%
Expenses before waivers and/or expense reimbursement	0.65%	0.64%	0.65%	0.71%	0.75%
Net investment income (loss)	2.82%	2.79%	3.54%	3.59%	2.95%
Portfolio turnover rate(d)	30%	48%	20%	50%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund    77

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Absolute Return Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek positive returns over the long term, regardless of market conditions.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

78

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

PGIM Absolute Return Bond Fund    79

Notes to Financial Statements  (continued)

Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

80

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the

PGIM Absolute Return Bond Fund    81

Notes to Financial Statements  (continued)

terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike

82

price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised. The Fund entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

PGIM Absolute Return Bond Fund    83

Notes to Financial Statements  (continued)

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

84

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the

PGIM Absolute Return Bond Fund    85

Notes to Financial Statements (continued)

participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and

86

early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments.

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Notes to Financial Statements (continued)

The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar

88

rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.590% of average daily net assets up to $2.5 billion;	0.59%
0.565% of average daily net assets from $2.5 billion to $5 billion;
0.540% of average daily net assets over $5 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
Z	0.73

90

Class	Expense Limitations
R6	0.70%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$40,330	$80,743
C	—	1,071

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund

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Notes to Financial Statements (continued)

and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$498,262,788	$202,857,589

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$ —	$109,669,242	$—	$(98,074)	$—	$109,571,168	12,040,788	$756,838

PGIM Core Ultra Short Bond Fund(1)(wc)
127,420,190	54,384,327	181,804,517	—	—	—	—	30,803

PGIM Institutional Money Market Fund(1)(b)(wc)

14,750,279	247,606,094	238,012,212	(1,177)	(6,737)	24,336,247	24,358,169	61,624	(2)
$142,170,469	$411,659,663	$419,816,729	$(99,251)	$(6,737)	$133,907,415		$849,265

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

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(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund was $29,762,186 of ordinary income. For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $27,842,762 of ordinary income and $1,252,077 of tax return of capital.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $4,654,939 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,573,970,358	$85,535,772	$(228,921,062)	$(143,385,290)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, straddle loss deferral, mark-to-market of futures and forwards contracts, difference in the treatment of premium amortization and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $159,162,000 which can be carried forward for an unlimited period. The Fund utilized approximately $96,549,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2022. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

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Notes to Financial Statements   (continued)

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	3,838	0.1%
R6	496	0.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	10	94.6

94

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	2,646,418	$23,662,293
Shares issued in reinvestment of dividends and distributions	225,474	2,019,539
Shares purchased	(4,801,741)	(43,240,216)
Net increase (decrease) in shares outstanding before conversion	(1,929,849)	(17,558,384)
Shares issued upon conversion from other share class(es)	1,271,170	11,431,721
Shares purchased upon conversion into other share class(es)	(503,327)	(4,526,308)
Net increase (decrease) in shares outstanding	(1,162,006)	$(10,652,971)

Year ended October 31, 2021:
Shares sold	2,519,737	$23,342,981
Shares issued in reinvestment of dividends and distributions	219,481	2,028,875
Shares purchased	(2,990,518)	(27,622,965)
Net increase (decrease) in shares outstanding before conversion	(251,300)	(2,251,109)
Shares issued upon conversion from other share class(es)	2,491,992	23,060,684
Shares purchased upon conversion into other share class(es)	(818,387)	(7,550,819)
Net increase (decrease) in shares outstanding	1,422,305	$13,258,756

Class C
Year ended October 31, 2022:
Shares sold	877,518	$7,896,265
Shares issued in reinvestment of dividends and distributions	61,798	555,299
Shares purchased	(1,004,200)	(9,079,074)
Net increase (decrease) in shares outstanding before conversion	(64,884)	(627,510)
Shares issued upon conversion from other share class(es)	562	4,961
Shares purchased upon conversion into other share class(es)	(932,971)	(8,415,272)
Net increase (decrease) in shares outstanding	(997,293)	$(9,037,821)

Year ended October 31, 2021:
Shares sold	522,542	$4,851,562
Shares issued in reinvestment of dividends and distributions	92,283	855,331
Shares purchased	(1,354,330)	(12,530,754)
Net increase (decrease) in shares outstanding before conversion	(739,505)	(6,823,861)
Shares purchased upon conversion into other share class(es)	(2,055,211)	(19,078,475)
Net increase (decrease) in shares outstanding	(2,794,716)	$(25,902,336)

PGIM Absolute Return Bond Fund    95

Notes to Financial Statements   (continued)

Share Class	Shares	Amount

Class Z
Year ended October 31, 2022:
Shares sold	102,369,219	$919,665,721
Shares issued in reinvestment of dividends and distributions	2,460,724	22,062,630
Shares purchased	(62,343,869)	(559,336,562)
Net increase (decrease) in shares outstanding before conversion	42,486,074	382,391,789
Shares issued upon conversion from other share class(es)	639,113	5,782,742
Shares purchased upon conversion into other share class(es)	(486,684)	(4,407,950)
Net increase (decrease) in shares outstanding	42,638,503	$383,766,581

Year ended October 31, 2021:
Shares sold	35,120,093	$326,191,894
Shares issued in reinvestment of dividends and distributions	2,091,073	19,407,546
Shares purchased	(72,927,948)	(678,007,297)
Net increase (decrease) in shares outstanding before conversion	(35,716,782)	(332,407,857)
Shares issued upon conversion from other share class(es)	1,152,690	10,687,873
Shares purchased upon conversion into other share class(es)	(1,888,354)	(17,538,221)
Net increase (decrease) in shares outstanding	(36,452,446)	$(339,258,205)

Class R6
Year ended October 31, 2022:
Shares sold	1,666,379	$14,853,468
Shares issued in reinvestment of dividends and distributions	186,465	1,667,818
Shares purchased	(1,273,173)	(11,381,641)
Net increase (decrease) in shares outstanding before conversion	579,671	5,139,645
Shares issued upon conversion from other share class(es)	14,475	130,106
Net increase (decrease) in shares outstanding	594,146	$5,269,751

Year ended October 31, 2021:
Shares sold	444,812	$4,053,717
Shares issued in reinvestment of dividends and distributions	299,248	2,762,297
Shares purchased	(9,656,641)	(89,403,883)
Net increase (decrease) in shares outstanding before conversion	(8,912,581)	(82,587,869)
Shares issued upon conversion from other share class(es)	1,126,351	10,418,958
Net increase (decrease) in shares outstanding	(7,786,230)	$(72,168,911)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

96

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer,

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Notes to Financial Statements   (continued)

guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to

98

sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

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Notes to Financial Statements   (continued)

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the

100

Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

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Notes to Financial Statements   (continued)

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for

102

such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM Absolute Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Absolute Return Bond Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 50.89% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2022.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 11.98% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Absolute Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Absolute Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Absolute Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Absolute Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements  (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Absolute Return Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements  (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements  (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one, three-, and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares, and 0.73% for Class Z shares through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*   *   *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Absolute Return Bond Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Absolute Return Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PADAX	PADCX	PADZX	PADQX
CUSIP	74441J852	74441J845	74441J829	74441J837

MF213E

PGIM QUANT SOLUTIONS LARGE-CAP CORE FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Large-Cap Core Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions Large-Cap Core Fund

December 15, 2022

PGIM Quant Solutions Large-Cap Core Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-17.63	7.33	10.99	—

(without sales charges)	-12.84	8.55	11.62	—

Class C

(with sales charges)	-14.19	7.77	10.80	—

(without sales charges)	-13.46	7.77	10.80	—

Class Z

(without sales charges)	-12.54	8.83	11.90	—

Class R6

(without sales charges)	-12.52	8.97	N/A	10.58 (12/28/2016)

S&P 500 Index

	-14.60	10.44	12.78	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)
Class R6
(12/28/2016)

S&P 500 Index	11.84

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Quant Solutions Large-Cap Core Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definition

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	6.5%

Microsoft Corp.	Software	5.3%

Tesla, Inc.	Automobiles	2.3%

Amazon.com, Inc.	Internet & Direct Marketing Retail	2.3%

UnitedHealth Group, Inc.	Health Care Providers & Services	2.0%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.9%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.8%

Mastercard, Inc. (Class A Stock)	IT Services	1.4%

Merck & Co., Inc.	Pharmaceuticals	1.3%

PepsiCo, Inc.	Beverages	1.3%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions Large-Cap Core Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Quantitative Solutions Large-Cap Core Fund’s Class Z shares returned – 12.54% in the 12-month reporting period that ended October 31, 2022, outperforming the – 14.60% return of the S&P 500 Index (the Index).

What were the market conditions?

•

Hawkish monetary policy aimed at curbing high inflation, coupled with rising energy prices stemming from the Russia-Ukraine conflict, heightened fears of a global recession. As a result, the Index fell more than 14% over the reporting period.

•

While segments of overall inflation in the US showed signs of easing, stickier elements, such as rent, wages, and medical costs, remained elevated. Inflation data supported the raise-and-hold message on interest rates, prompting equity sell-offs.

What worked?

Favoring inexpensive stocks with positive quality attributes relative to industry peers benefited the Fund during the first half of 2022, when negative equity performance in the Index was characterized by earnings-multiple contraction.

What didn’t work?

While inexpensive stocks performed well during the first half of 2022, efficacy waned during the third quarter, as investor anticipation of a downturn resulted in indiscriminate selling regardless of stock fundamentals. Strong growth-factor performance during this time period somewhat offset the detraction.

Did the Fund use derivatives?

The Fund held futures contracts on the Index. PGIM Quantitative Solutions used these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash—not as a means of adding to performance. Consequently, the effect on Fund performance was minimal.

Current outlook

Despite continued market volatility brought on by numerous macro and geopolitical risks—which often cause stocks to deviate from their fundamental values—year-to-date relative returns remain very strong. Nevertheless, there are no shortage of risks in today’s markets. PGIM Quantitative Solutions is confident that its multi-factor approach, which not only provides exposure to a variety of value, growth, and quality factors but also emphasizes diversification and risk controls, will hold up well in these difficult market conditions.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances

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will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions Large-Cap Core Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts ( IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

10    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Large-Cap Core Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 937.50	0.73%	$3.57

	Hypothetical	$1,000.00	$ 1,021.53	0.73%	$3.72

Class C	Actual	$1,000.00	$ 934.30	1.44%	$7.02

	Hypothetical	$1,000.00	$ 1,017.95	1.44%	$7.32

Class Z	Actual	$1,000.00	$ 939.20	0.34%	$1.66

	Hypothetical	$1,000.00	$ 1,023.49	0.34%	$1.73

Class R6	Actual	$1,000.00	$ 938.80	0.35%	$1.71

	Hypothetical	$1,000.00	$ 1,023.44	0.35%	$1.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions Large-Cap Core Fund    11

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 98.5%

COMMON STOCKS

Aerospace & Defense 1.9%

General Dynamics Corp.	15,600	$3,896,880
Howmet Aerospace, Inc.	96,400	3,427,020
Lockheed Martin Corp.	11,933	5,807,552

		13,131,452

Air Freight & Logistics 0.6%

FedEx Corp.	25,500	4,087,140

Airlines 1.0%

Alaska Air Group, Inc.*	73,800	3,281,148
Southwest Airlines Co.*	87,000	3,162,450

		6,443,598

Auto Components 0.6%

BorgWarner, Inc.	61,500	2,308,095
Goodyear Tire & Rubber Co. (The)*	140,500	1,784,350

		4,092,445

Automobiles 2.9%

General Motors Co.	97,200	3,815,100
Tesla, Inc.*	69,200	15,745,768

		19,560,868

Banks 4.5%

Bank of America Corp.	117,000	4,216,680
Citigroup, Inc.	116,978	5,364,611
Citizens Financial Group, Inc.	52,200	2,134,980
JPMorgan Chase & Co.	40,481	5,095,748
M&T Bank Corp.	2,400	404,088
Truist Financial Corp.	88,000	3,941,520
U.S. Bancorp	40,000	1,698,000
Wells Fargo & Co.	171,900	7,905,681

		30,761,308

Beverages 2.6%

Coca-Cola Co. (The)	115,800	6,930,630

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    13

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Beverages (cont’d.)

Constellation Brands, Inc. (Class A Stock)	6,700	$1,655,436
PepsiCo, Inc.	49,200	8,933,736

		17,519,802

Biotechnology 3.1%

AbbVie, Inc.	27,651	4,048,106
Amgen, Inc.	7,200	1,946,520
Catalyst Pharmaceuticals, Inc.*	45,900	636,633
Gilead Sciences, Inc.	62,572	4,909,399
Moderna, Inc.*	12,300	1,849,059
Regeneron Pharmaceuticals, Inc.*	3,600	2,695,500
Vertex Pharmaceuticals, Inc.*	16,200	5,054,400

		21,139,617

Capital Markets 2.3%

Bank of New York Mellon Corp. (The)	11,100	467,421
Charles Schwab Corp. (The)	62,700	4,995,309
Goldman Sachs Group, Inc. (The)	18,877	6,503,315
Morgan Stanley	39,800	3,270,366

		15,236,411

Chemicals 1.2%

Corteva, Inc.	43,400	2,835,756
LyondellBasell Industries NV (Class A Stock)	48,500	3,707,825
Sherwin-Williams Co. (The)	7,400	1,665,222

		8,208,803

Commercial Services & Supplies 0.6%

Waste Management, Inc.	27,000	4,275,990

Communications Equipment 1.6%

Arista Networks, Inc.*	23,800	2,876,468
Calix, Inc.*	2,700	198,828
Cisco Systems, Inc.	163,382	7,422,444

		10,497,740

Construction & Engineering 0.1%

Valmont Industries, Inc.	2,500	798,050

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Construction Materials 0.4%

Eagle Materials, Inc.	20,200	$2,470,662

Consumer Finance 0.4%

Capital One Financial Corp.	23,000	2,438,460

Containers & Packaging 0.5%

Westrock Co.	99,400	3,385,564

Diversified Financial Services 1.2%

Berkshire Hathaway, Inc. (Class B Stock)*	27,774	8,195,830

Diversified Telecommunication Services 1.5%

AT&T, Inc.(a)	349,435	6,370,200
Verizon Communications, Inc.	105,250	3,933,193

		10,303,393

Electric Utilities 1.2%

Avangrid, Inc.(a)	33,200	1,350,576
Edison International	53,400	3,206,136
Exelon Corp.	84,545	3,262,592

		7,819,304

Electrical Equipment 0.4%

Atkore, Inc.*	8,421	802,521
Encore Wire Corp.	8,500	1,169,515
Hubbell, Inc.	3,500	831,180

		2,803,216

Electronic Equipment, Instruments &Components 0.2%

Corning, Inc.	25,300	813,901
Sanmina Corp.*	4,600	257,830

		1,071,731

Energy Equipment &Services 0.4%

Halliburton Co.	51,200	1,864,704
ProPetro Holding Corp.*	56,800	672,512
U.S. Silica Holdings, Inc.*	18,000	259,020

		2,796,236

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    15

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment 1.3%

Electronic Arts, Inc.	3,900	$491,244
Netflix, Inc.*	2,900	846,452
Walt Disney Co. (The)*(a)	70,800	7,543,032

		8,880,728

Equity Real Estate Investment Trusts (REITs) 1.8%

American Tower Corp.	4,800	994,512
Apple Hospitality REIT, Inc.	48,000	821,760
DiamondRock Hospitality Co.	123,800	1,156,292
Equinix, Inc.	1,300	736,372
iStar, Inc.	86,900	910,712
National Health Investors, Inc.	4,800	272,160
Piedmont Office Realty Trust, Inc. (Class A Stock)	20,800	217,360
Public Storage	9,100	2,818,725
Simon Property Group, Inc.	6,300	686,574
Ventas, Inc.	43,300	1,694,329
Weyerhaeuser Co.	65,300	2,019,729

		12,328,525

Food &Staples Retailing 0.8%

Albertson’s Cos., Inc. (Class A Stock)	128,100	2,627,331
Costco Wholesale Corp.	4,400	2,206,600
Kroger Co. (The)	19,000	898,510

		5,732,441

Food Products 1.9%

Archer-Daniels-Midland Co.	50,300	4,878,094
Bunge Ltd.	3,100	305,970
Kraft Heinz Co. (The)	58,500	2,250,495
Pilgrim’s Pride Corp.*	55,600	1,281,580
Tyson Foods, Inc. (Class A Stock)	58,400	3,991,640

		12,707,779

Gas Utilities 0.2%

UGI Corp.	33,000	1,165,890

Health Care Equipment &Supplies 2.3%

Abbott Laboratories	49,700	4,917,318
Baxter International, Inc.	14,000	760,900
Becton, Dickinson & Co.	1,700	401,149
Edwards Lifesciences Corp.*	34,500	2,498,835

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment &Supplies (cont’d.)

Medtronic PLC	45,400	$3,965,236
Shockwave Medical, Inc.*	2,400	703,560
STERIS PLC	1,200	207,096
Zimmer Biomet Holdings, Inc.	19,900	2,255,665

		15,709,759

Health Care Providers & Services 4.4%

Cigna Corp.	19,300	6,235,058
CVS Health Corp.	62,200	5,890,340
Elevance Health, Inc.	1,100	601,447
HCA Healthcare, Inc.	4,600	1,000,362
McKesson Corp.	1,200	467,244
Molina Healthcare, Inc.*	5,800	2,081,388
UnitedHealth Group, Inc.	24,600	13,656,690

		29,932,529

Hotels, Restaurants & Leisure 2.5%

Booking Holdings, Inc.*	2,200	4,112,856
Chipotle Mexican Grill, Inc.*	1,800	2,696,994
Expedia Group, Inc.*	2,000	186,940
Hilton Worldwide Holdings, Inc.	15,300	2,069,478
Marriott International, Inc. (Class A Stock)	29,500	4,723,245
McDonald’s Corp.	2,500	681,650
Starbucks Corp.	30,800	2,666,972

		17,138,135

Household Products 1.5%

Colgate-Palmolive Co.	47,100	3,477,864
Kimberly-Clark Corp.	15,200	1,891,792
Procter &Gamble Co. (The)	36,686	4,940,504

		10,310,160

Independent Power & Renewable Electricity Producers 0.3%

AES Corp. (The)	67,000	1,752,720
Clearway Energy, Inc. (Class C Stock)	15,900	552,366

		2,305,086

Industrial Conglomerates 0.6%

Honeywell International, Inc.	20,900	4,264,018

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    17

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance 2.1%

American International Group, Inc.	35,600	$2,029,200
Chubb Ltd.	27,100	5,823,519
Hartford Financial Services Group, Inc. (The)	6,900	499,629
Progressive Corp. (The)	38,600	4,956,240
Reinsurance Group of America, Inc.	7,700	1,133,209

		14,441,797

Interactive Media & Services 4.4%

Alphabet, Inc. (Class A Stock)*	137,280	12,974,333
Alphabet, Inc. (Class C Stock)*	129,360	12,245,217
Meta Platforms, Inc. (Class A Stock)*	45,580	4,246,233

		29,465,783

Internet & Direct Marketing Retail 2.3%

Amazon.com, Inc.*	150,040	15,370,098

IT Services 4.0%

Accenture PLC (Class A Stock)	1,559	442,600
Automatic Data Processing, Inc.	19,700	4,761,490
Broadridge Financial Solutions, Inc.	5,900	885,354
EPAM Systems, Inc.*(a)	5,400	1,890,000
Fidelity National Information Services, Inc.	2,500	207,475
International Business Machines Corp.	23,030	3,184,819
Mastercard, Inc. (Class A Stock)	28,500	9,353,130
SS&C Technologies Holdings, Inc.	5,800	298,236
Visa, Inc. (Class A Stock)	29,625	6,137,115

		27,160,219

Life Sciences Tools &Services 1.1%

Agilent Technologies, Inc.	2,300	318,205
Danaher Corp.	10,900	2,743,203
IQVIA Holdings, Inc.*	2,700	566,109
Sotera Health Co.*	59,600	410,048
Thermo Fisher Scientific, Inc.	6,014	3,091,016

		7,128,581

Machinery 1.2%

Altra Industrial Motion Corp.	11,300	679,582
Caterpillar, Inc.	1,700	367,982
IDEX Corp.	8,400	1,867,404

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)

Mueller Industries, Inc.	10,600	$663,984
PACCAR, Inc.	46,400	4,492,912

		8,071,864

Media 0.5%

Comcast Corp. (Class A Stock)	96,800	3,072,432

Multiline Retail 0.5%

Dollar General Corp.	12,600	3,213,630

Multi-Utilities 1.2%

DTE Energy Co.	33,200	3,722,052
Sempra Energy	28,900	4,362,166

		8,084,218

Oil, Gas &Consumable Fuels 5.6%

Chevron Corp.	40,400	7,308,360
ConocoPhillips	44,200	5,573,178
CONSOL Energy, Inc.	69,300	4,367,286
Diamondback Energy, Inc.	2,700	424,197
Exxon Mobil Corp.	77,900	8,632,099
Marathon Petroleum Corp.	6,700	761,254
Murphy Oil Corp.	40,300	1,954,953
Phillips 66	16,900	1,762,501
Pioneer Natural Resources Co.	7,300	1,871,793
Valero Energy Corp.	39,000	4,896,450

		37,552,071

Pharmaceuticals 4.9%

Bristol-Myers Squibb Co.	93,600	7,251,192
Eli Lilly &Co.	4,500	1,629,405
Jazz Pharmaceuticals PLC*	1,500	215,685
Johnson & Johnson	35,458	6,168,628
Merck &Co., Inc.	88,900	8,996,680
Pfizer, Inc.	191,300	8,905,015

		33,166,605

Professional Services 0.3%

CoStar Group, Inc.*	24,800	2,051,456

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    19

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Real Estate Management & Development 0.0%

Cushman & Wakefield PLC*	17,500	$202,125

Road & Rail 0.1%

Union Pacific Corp.	3,800	749,132

Semiconductors & Semiconductor Equipment 4.5%

Broadcom, Inc.	15,500	7,286,860
Enphase Energy, Inc.*	15,800	4,850,600
Intel Corp.	209,141	5,945,879
Microchip Technology, Inc.	42,700	2,636,298
NVIDIA Corp.	24,700	3,333,759
NXP Semiconductors NV (China)	6,200	905,696
Photronics, Inc.*	109,100	1,769,602
QUALCOMM, Inc.	29,900	3,518,034

		30,246,728

Software 8.8%

Adobe, Inc.*	20,783	6,619,384
Autodesk, Inc.*	3,000	642,900
Cadence Design Systems, Inc.*	26,300	3,981,557
Microsoft Corp.	153,184	35,558,602
NortonLifeLock, Inc.	10,000	225,300
Oracle Corp.	13,379	1,044,499
Paycom Software, Inc.*	11,200	3,875,200
Roper Technologies, Inc.	6,300	2,611,602
ServiceNow, Inc.*	2,200	925,628
Synopsys, Inc.*	14,100	4,124,955

		59,609,627

Specialty Retail 1.5%

Asbury Automotive Group, Inc.*	1,700	268,175
AutoNation, Inc.*(a)	12,200	1,296,982
Bath & Body Works, Inc.	38,100	1,271,778
Best Buy Co., Inc.	16,900	1,156,129
Chico’s FAS, Inc.*	50,500	296,940
Genesco, Inc.*	4,400	206,976
Home Depot, Inc. (The)	12,700	3,760,851
Lithia Motors, Inc.	1,600	317,040
Lowe’s Cos., Inc.	1,100	214,445
TJX Cos., Inc. (The)	6,400	461,440
Ulta Beauty, Inc.*	1,800	754,866

		10,005,622

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 6.7%

Apple, Inc.	287,180	$44,036,181

Pure Storage, Inc. (Class A Stock)*(a)	49,200	1,518,312

		45,554,493

Textiles, Apparel & Luxury Goods 0.2%

PVH Corp.	19,800	1,016,136

Tobacco 0.7%

Philip Morris International, Inc.	48,700	4,473,095

Trading Companies & Distributors 0.7%

Boise Cascade Co.	12,600	841,302
GMS, Inc.*	25,200	1,189,440
Veritiv Corp.*(a)	10,200	1,185,852
W.W. Grainger, Inc.	2,600	1,519,310
WESCO International, Inc.*	1,600	220,432

		4,956,336

Wireless Telecommunication Services 0.4%

T-Mobile US, Inc.*	19,400	2,940,264

TOTAL LONG-TERM INVESTMENTS (cost $547,731,297)		666,044,982

SHORT-TERM INVESTMENTS 2.7%

AFFILIATED MUTUAL FUND 1.7%

PGIM Institutional Money Market Fund (cost $11,320,593; includes $11,272,803 of cash collateral for securities on loan)(b)(wa)	11,331,322	11,321,124

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) 0.1%
U.S. Treasury Bills (cost $747,108)	3.180%	12/15/22	750	746,782

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    21

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

UNAFFILIATED FUND 0.9%

Dreyfus Government Cash Management (Institutional Shares) (cost $6,394,673)	6,394,673	$6,394,673

TOTAL SHORT-TERM INVESTMENTS (cost $18,462,374)		18,462,579

TOTAL INVESTMENTS 101.2% (cost $566,193,671)		684,507,561

Liabilities in excess of other assets(z) (1.2)%		(7,998,105)

NET ASSETS 100.0%		$676,509,456

Below is a list of the abbreviation(s) used in the annual report:

GS—Goldman Sachs & Co. LLC

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,977,127; cash collateral of $11,272,803 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
53	S&P 500 E-Mini Index	Dec. 2022	$10,289,950	$(377,557)

See Notes to Financial Statements.

22

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

GS	$—	$746,782

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$13,131,452	$—	$—
Air Freight & Logistics	4,087,140	—	—
Airlines	6,443,598	—	—
Auto Components	4,092,445	—	—
Automobiles	19,560,868	—	—
Banks	30,761,308	—	—
Beverages	17,519,802	—	—
Biotechnology	21,139,617	—	—
Capital Markets	15,236,411	—	—
Chemicals	8,208,803	—	—
Commercial Services &Supplies	4,275,990	—	—
Communications Equipment	10,497,740	—	—
Construction & Engineering	798,050	—	—
Construction Materials	2,470,662	—	—
Consumer Finance	2,438,460	—	—
Containers & Packaging	3,385,564	—	—
Diversified Financial Services	8,195,830	—	—
Diversified Telecommunication Services	10,303,393	—	—
Electric Utilities	7,819,304	—	—
Electrical Equipment	2,803,216	—	—
Electronic Equipment, Instruments &Components	1,071,731	—	—
Energy Equipment &Services	2,796,236	—	—
Entertainment	8,880,728	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    23

Schedule of Investments  (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs)	$12,328,525	$—	$—
Food &Staples Retailing	5,732,441	—	—
Food Products	12,707,779	—	—
Gas Utilities	1,165,890	—	—
Health Care Equipment &Supplies	15,709,759	—	—
Health Care Providers &Services	29,932,529	—	—
Hotels, Restaurants & Leisure	17,138,135	—	—
Household Products	10,310,160	—	—
Independent Power & Renewable Electricity Producers	2,305,086	—	—
Industrial Conglomerates	4,264,018	—	—
Insurance	14,441,797	—	—
Interactive Media &Services	29,465,783	—	—
Internet & Direct Marketing Retail	15,370,098	—	—
IT Services	27,160,219	—	—
Life Sciences Tools &Services	7,128,581	—	—
Machinery	8,071,864	—	—
Media	3,072,432	—	—
Multiline Retail	3,213,630	—	—
Multi-Utilities	8,084,218	—	—
Oil, Gas & Consumable Fuels	37,552,071	—	—
Pharmaceuticals	33,166,605	—	—
Professional Services	2,051,456	—	—
Real Estate Management & Development	202,125	—	—
Road & Rail	749,132	—	—
Semiconductors &Semiconductor Equipment	30,246,728	—	—
Software	59,609,627	—	—
Specialty Retail	10,005,622	—	—
Technology Hardware, Storage & Peripherals	45,554,493	—	—
Textiles, Apparel & Luxury Goods	1,016,136	—	—
Tobacco	4,473,095	—	—
Trading Companies & Distributors	4,956,336	—	—
Wireless Telecommunication Services	2,940,264	—	—
Short-Term Investments
Affiliated Mutual Fund	11,321,124	—	—
U.S. Treasury Obligation	—	746,782	—
Unaffiliated Fund	6,394,673	—	—

Total	$683,760,779	$746,782	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(377,557)	$—	$—

See Notes to Financial Statements.

24

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Software	8.8%
Technology Hardware, Storage & Peripherals	6.7
Oil, Gas & Consumable Fuels	5.6
Pharmaceuticals	4.9
Banks	4.5
Semiconductors & Semiconductor Equipment	4.5
Health Care Providers &Services	4.4
Interactive Media & Services	4.4
IT Services	4.0
Biotechnology	3.1
Automobiles	2.9
Beverages	2.6
Hotels, Restaurants & Leisure	2.5
Health Care Equipment &Supplies	2.3
Internet & Direct Marketing Retail	2.3
Capital Markets	2.3
Insurance	2.1
Aerospace & Defense	1.9
Food Products	1.9
Equity Real Estate Investment Trusts (REITs)	1.8
Affiliated Mutual Fund (1.7% represents investments purchased with collateral from securities on loan)	1.7
Communications Equipment	1.6
Household Products	1.5
Diversified Telecommunication Services	1.5
Specialty Retail	1.5
Entertainment	1.3
Chemicals	1.2
Diversified Financial Services	1.2
Multi-Utilities	1.2
Machinery	1.2
Electric Utilities	1.2
Life Sciences Tools & Services	1.1
Airlines	1.0

Unaffiliated Fund	0.9%
Food &Staples Retailing	0.8
Trading Companies & Distributors	0.7
Tobacco	0.7
Commercial Services & Supplies	0.6
Industrial Conglomerates	0.6
Auto Components	0.6
Air Freight & Logistics	0.6
Containers & Packaging	0.5
Multiline Retail	0.5
Media	0.5
Wireless Telecommunication Services	0.4
Electrical Equipment	0.4
Energy Equipment &Services	0.4
Construction Materials	0.4
Consumer Finance	0.4
Independent Power & Renewable Electricity Producers	0.3
Professional Services	0.3
Gas Utilities	0.2
Electronic Equipment, Instruments & Components	0.2
Textiles, Apparel & Luxury Goods	0.2
Construction & Engineering	0.1
Road & Rail	0.1
U.S. Treasury Obligation	0.1
Real Estate Management & Development	0.0 *

101.2
Liabilities in excess of other assets	(1.2)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    25

Schedule of Investments  (continued)

as of October 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$377,557	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(627,429)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(952,731)

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$12,304,858

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

26

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$10,977,127	$(10,977,127)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    27

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $10,977,127:
Unaffiliated investments (cost $554,873,078)	$673,186,437
Affiliated investments (cost $11,320,593)	11,321,124
Receivable for investments sold	3,918,050
Receivable for Fund shares sold	1,533,416
Dividends and interest receivable	1,393,459
Prepaid expenses	10,017

Total Assets	691,362,503

Liabilities

Payable to broker for collateral for securities on loan	11,272,803
Payable for Fund shares purchased	3,025,707
Accrued expenses and other liabilities	167,146
Management fee payable	149,491
Distribution fee payable	97,036
Due to broker—variation margin futures	74,863
Affiliated transfer agent fee payable	63,834
Trustees’ fees payable	2,167

Total Liabilities	14,853,047

Net Assets	$676,509,456

Net assets were comprised of:
Shares of beneficial interest, at par	$42,482
Paid-in capital in excess of par	546,404,115
Total distributable earnings (loss)	130,062,859

Net assets, October 31, 2022	$676,509,456

See Notes to Financial Statements.

28

Class A

Net asset value and redemption price per share, ($ 411,797,898 ÷ 26,148,295 shares of beneficial interest issued and outstanding)	$15.75
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price to public	$16.67

Class C

Net asset value, offering price and redemption price per share, ($ 15,991,905 ÷ 1,184,008 shares of beneficial interest issued and outstanding)	$13.51

Class Z

Net asset value, offering price and redemption price per share, ($ 20,646,693 ÷ 1,260,677 shares of beneficial interest issued and outstanding)	$16.38

Class R6

Net asset value, offering price and redemption price per share, ($ 228,072,960 ÷ 13,888,556 shares of beneficial interest issued and outstanding)	$16.42

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    29

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $7,300 foreign withholding tax)	$13,405,871
Income from securities lending, net (including affiliated income of $11,517)	11,682
Interest income	6,155
Affiliated dividend income	2,828

Total income	13,426,536

Expenses
Management fee	2,694,649
Distribution fee(a)	1,597,493
Transfer agent’s fees and expenses (including affiliated expense of $354,545)(a)	680,386
Custodian and accounting fees	79,576
Shareholders’ reports	72,968
Registration fees(a)	71,794
Legal fees and expenses	33,437
Audit fee	24,350
Trustees’ fees	19,874
SEC registration fees	5,050
Miscellaneous	61,340

Total expenses	5,340,917
Less: Fee waiver and/or expense reimbursement(a)	(441,149)
Distribution fee waiver(a)	(234,437)

Net expenses	4,665,331

Net investment income (loss)	8,761,205

Realized And Unrealized Gain (Loss)On Investments

Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,409))	7,267,631
Futures transactions	(627,429)

6,640,202

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $531)	(119,434,501)
Futures	(952,731)

(120,387,232)

Net gain (loss) on investment transactions	(113,747,030)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(104,985,825)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	1,406,621	190,872	—	—
Transfer agent’s fees and expenses	627,964	34,520	15,401	2,501
Registration fees	23,415	14,876	20,207	13,296
Fee waiver and/or expense reimbursement	(263,420)	(39,271)	(29,056)	(109,402)
Distribution fee waiver	(234,437)	—	—	—

See Notes to Financial Statements.

30

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$8,761,205	$7,056,819
Net realized gain (loss) on investment transactions	6,640,202	112,391,771
Net change in unrealized appreciation (depreciation) on investments	(120,387,232)	133,980,627

Net increase (decrease) in net assets resulting from operations	(104,985,825)	253,429,217

Dividends and Distributions
Distributions from distributable earnings
Class A	(75,324,555)	(9,498,862)
Class C	(3,481,355)	(464,608)
Class Z	(3,670,638)	(1,395,424)
Class R6	(37,719,399)	(3,717,913)

	(120,195,947)	(15,076,807)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	181,955,294	187,786,089
Net asset value of shares issued in reinvestment of dividends and distributions	119,012,363	14,909,423
Cost of shares purchased	(265,425,580)	(158,286,541)

Net increase (decrease) in net assets from Fund share transactions	35,542,077	44,408,971

Total increase (decrease)	(189,639,695)	282,761,381

Net Assets:

Beginning of year	866,149,151	583,387,770

End of year	$676,509,456	$866,149,151

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    31

Financial Highlights

Class A Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.09	$15.17	$15.17	$16.76	$18.37
Income (loss)from investment operations:
Net investment income (loss)	0.18	0.16	0.19	0.18	0.20
Net realized and unrealized gain (loss) on investment transactions	(2.46)	6.14	0.43	1.19	0.80
Total from investment operations	(2.28)	6.30	0.62	1.37	1.00
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.19)	(0.22)	(0.18)
Distributions from net realized gains	(2.89)	(0.19)	(0.43)	(2.74)	(2.43)
Total dividends and distributions	(3.06)	(0.38)	(0.62)	(2.96)	(2.61)
Net asset value, end of year	$15.75	$21.09	$15.17	$15.17	$16.76
Total Return(b):	(12.84)%	42.24%	4.02%	10.61%	5.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$411,798	$522,601	$382,165	$400,634	$105,855
Average net assets (000)	$468,874	$475,322	$389,009	$302,864	$112,391
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.72%	0.72%	0.72%	0.74%	0.72%
Expenses before waivers and/or expense reimbursement	0.83%	0.81%	0.83%	0.87%	0.86%
Net investment income (loss)	1.03%	0.84%	1.26%	1.27%	1.14%
Portfolio turnover rate(d)	98%	101%	92%	88%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

32

Class C Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.52	$13.38	$13.46	$15.20	$16.89
Income (loss)from investment operations:
Net investment income (loss)	0.05	0.02	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investment transactions	(2.11)	5.42	0.38	1.03	0.73
Total from investment operations	(2.06)	5.44	0.45	1.11	0.80
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.11)	(0.10)	(0.11)	(0.06)
Distributions from net realized gains	(2.89)	(0.19)	(0.43)	(2.74)	(2.43)
Total dividends and distributions	(2.95)	(0.30)	(0.53)	(2.85)	(2.49)
Net asset value, end of year	$13.51	$18.52	$13.38	$13.46	$15.20
Total Return(b):	(13.46)%	41.25%	3.27%	9.77%	4.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,992	$22,453	$21,047	$27,333	$29,930
Average net assets (000)	$19,087	$22,342	$24,287	$36,812	$31,783
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.44%	1.44%	1.44%	1.47%	1.44%
Expenses before waivers and/or expense reimbursement	1.65%	1.59%	1.59%	1.54%	1.55%
Net investment income (loss)	0.30%	0.14%	0.56%	0.59%	0.43%
Portfolio turnover rate(d)	98%	101%	92%	88%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any).If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    33

Financial Highlights  (continued)

Class Z Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.79	$15.67	$15.65	$17.20	$18.78
Income (loss)from investment operations:
Net investment income (loss)	0.24	0.21	0.23	0.24	0.25
Net realized and unrealized gain (loss) on investment transactions	(2.55)	6.32	0.44	1.21	0.82
Total from investment operations	(2.31)	6.53	0.67	1.45	1.07
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.22)	(0.26)	(0.22)
Distributions from net realized gains	(2.89)	(0.19)	(0.43)	(2.74)	(2.43)
Total dividends and distributions	(3.10)	(0.41)	(0.65)	(3.00)	(2.65)
Net asset value, end of year	$16.38	$21.79	$15.67	$15.65	$17.20
Total Return(b):	(12.54)%	42.44%	4.27%	10.91%	5.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,647	$25,663	$47,730	$67,192	$61,857
Average net assets (000)	$23,609	$60,616	$64,099	$65,923	$62,456
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.42%	0.49%	0.48%	0.48%	0.46%
Expenses before waivers and/or expense reimbursement	0.54%	0.55%	0.55%	0.54%	0.55%
Net investment income (loss)	1.34%	1.10%	1.54%	1.59%	1.40%
Portfolio turnover rate(d)	98%	101%	92%	88%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class R6 Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.86	$15.70	$15.68	$17.23	$18.81
Income (loss)from investment operations:
Net investment income (loss)	0.25	0.23	0.25	0.26	0.27
Net realized and unrealized gain (loss) on investment transactions	(2.56)	6.36	0.44	1.21	0.82
Total from investment operations	(2.31)	6.59	0.69	1.47	1.09
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.28)	(0.24)
Distributions from net realized gains	(2.89)	(0.19)	(0.43)	(2.74)	(2.43)
Total dividends and distributions	(3.13)	(0.43)	(0.67)	(3.02)	(2.67)
Net asset value, end of year	$16.42	$21.86	$15.70	$15.68	$17.23
Total Return(b):	(12.52)%	42.79%	4.39%	11.05%	6.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$228,073	$295,432	$132,446	$90,722	$76,551
Average net assets (000)	$258,329	$204,016	$105,498	$86,249	$71,390
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses before waivers and/or expense reimbursement	0.39%	0.38%	0.40%	0.41%	0.44%
Net investment income (loss)	1.38%	1.17%	1.60%	1.72%	1.51%
Portfolio turnover rate(d)	98%	101%	92%	88%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Large-Cap Core Fund    35

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions Large-Cap Core Fund (formerly known as PGIM QMA Large-Cap Core Fund) (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

36

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Quant Solutions Large-Cap Core Fund    37

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

38

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers,

PGIM Quant Solutions Large-Cap Core Fund    39

Notes to Financial Statements (continued)

shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par,as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

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Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.35% of average daily net assets up to $5 billion;	0.35%
0.34% of average daily net assets over $5 billion.

The Manager has contractually agreed, through February 29, 2024, to limit certain operating expenses and/or to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Fund Expense Limitation*	Class Expense Limitation
A	0.35%	0.72%
C	0.35	1.44
Z	0.35	—
R6	0.35	—

*Expense limitation excludes distribution and service (12b-1) fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

PGIM Quant Solutions Large-Cap Core Fund    41

Notes to Financial Statements (continued)

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$180,341	$ —
C	—	785

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated

42

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$741,157,967	$816,610,465

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$15,957,883	$30,591,188	$46,549,071	$—	$—	$—	—	$2,828

PGIM Institutional Money Market Fund(1)(b)(wa)

602,941	339,043,780	328,318,719	531	(7,409)	11,321,124	11,331,322	11,517	(2)

$16,560,824	$369,634,968	$374,867,790	$531	$(7,409)	$11,321,124		$14,345

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $72,705,214 of ordinary income and $47,490,733 of long-term capital gains. For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $7,619,643 of ordinary income $7,457,164 of long-term capital gains.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis were $7,187,685 of ordinary income and $7,670,621 of long-term capital gains.

PGIM Quant Solutions Large-Cap Core Fund    43

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$568,925,451	$148,931,600	$(33,727,047)	$115,204,553

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and mark-to-market of futures contracts.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

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As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	5,148	0.1%
C	3	0.1
R6	9,126,935	65.7

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	7.0%
Unaffiliated	2	33.3

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	728,579	$12,708,622
Shares issued in reinvestment of dividends and distributions	4,053,312	74,256,672
Shares purchased	(3,441,735)	(59,313,796)
Net increase (decrease) in shares outstanding before conversion	1,340,156	27,651,498
Shares issued upon conversion from other share class(es)	133,317	2,309,798
Shares purchased upon conversion into other share class(es)	(106,980)	(1,845,512)
Net increase (decrease) in shares outstanding	1,366,493	$28,115,784

Year ended October 31, 2021:
Shares sold	2,091,107	$38,400,935
Shares issued in reinvestment of dividends and distributions	566,431	9,351,778
Shares purchased	(3,160,671)	(58,723,676)
Net increase (decrease) in shares outstanding before conversion	(503,133)	(10,970,963)
Shares issued upon conversion from other share class(es)	242,510	4,439,967
Shares purchased upon conversion into other share class(es)	(151,501)	(2,826,352)
Net increase (decrease) in shares outstanding	(412,124)	$(9,357,348)

Class C
Year ended October 31, 2022:
Shares sold	99,883	$1,472,695
Shares issued in reinvestment of dividends and distributions	218,899	3,460,797
Shares purchased	(180,782)	(2,754,149)
Net increase (decrease) in shares outstanding before conversion	138,000	2,179,343
Shares purchased upon conversion into other share class(es)	(166,582)	(2,478,670)
Net increase (decrease) in shares outstanding	(28,582)	$(299,327)

PGIM Quant Solutions Large-Cap Core Fund    45

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	75,244	$1,234,291
Shares issued in reinvestment of dividends and distributions	31,819	464,240
Shares purchased	(182,947)	(2,971,760)
Net increase (decrease) in shares outstanding before conversion	(75,884)	(1,273,229)
Shares purchased upon conversion into other share class(es)	(284,445)	(4,601,367)
Net increase (decrease) in shares outstanding	(360,329)	$(5,874,596)

Class Z
Year ended October 31, 2022:
Shares sold	132,004	$2,380,417
Shares issued in reinvestment of dividends and distributions	188,283	3,575,495
Shares purchased	(345,859)	(6,006,503)
Net increase (decrease) in shares outstanding before conversion	(25,572)	(50,591)
Shares issued upon conversion from other share class(es)	108,667	1,922,987
Net increase (decrease) in shares outstanding	83,095	$1,872,396

Year ended October 31, 2021:
Shares sold	2,430,335	$45,745,515
Shares issued in reinvestment of dividends and distributions	80,721	1,375,492
Shares purchased	(824,320)	(15,996,802)
Net increase (decrease) in shares outstanding before conversion	1,686,736	31,124,205
Shares issued upon conversion from other share class(es)	146,046	2,809,035
Shares purchased upon conversion into other share class(es)	(3,701,600)	(77,197,081)
Net increase (decrease) in shares outstanding	(1,868,818)	$(43,263,841)

Class R6
Year ended October 31, 2022:
Shares sold	9,138,234	$165,393,560
Shares issued in reinvestment of dividends and distributions	1,981,061	37,719,399
Shares purchased	(10,749,193)	(197,351,132)
Net increase (decrease) in shares outstanding before conversion	370,102	5,761,827
Shares issued upon conversion from other share class(es)	4,909	102,158
Shares purchased upon conversion into other share class(es)	(577)	(10,761)
Net increase (decrease) in shares outstanding	374,434	$5,853,224

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Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	5,207,231	$102,405,348
Shares issued in reinvestment of dividends and distributions	217,932	3,717,913
Shares purchased	(4,048,357)	(80,594,303)
Net increase (decrease) in shares outstanding before conversion	1,376,806	25,528,958
Shares issued upon conversion from other share class(es)	3,703,938	77,392,006
Shares purchased upon conversion into other share class(es)	(758)	(16,208)
Net increase (decrease) in shares outstanding	5,079,986	$102,904,756

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 8 days that the Fund had loans outstanding during the period was approximately $26,693,000, borrowed at a weighted average interest rate of 1.67%. The maximum loan outstanding amount during the period was $53,926,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

PGIM Quant Solutions Large-Cap Core Fund    47

Notes to Financial Statements (continued)

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a

48

sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund.

PGIM Quant Solutions Large-Cap Core Fund    49

Notes to Financial Statements (continued)

These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM Quant Solutions Large-Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Large-Cap Core Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Quant Solutions Large-Cap Core Fund    51

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share but not less than $1.22 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2022, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Quant Solutions Large-Cap Core Fund	16.92%	17.00%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2022.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Quant Solutions Large-Cap Core Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Quant Solutions Large-Cap Core Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Quant Solutions Large-Cap Core Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Quant Solutions Large-Cap Core Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Quant Solutions Large-Cap Core Fund, (formerly PGIM QMA Large-Cap Core Equity Fund), (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1 PGIM Quant Solutions Large-Cap Core Fund is a series of Prudential Investment Portfolios 9.

PGIM Quant Solutions Large-Cap Core Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of PGIM Quantitative Solutions’ portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’ s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Quant Solutions Large-Cap Core Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’ s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	3rd Quartile	3rd Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period but underperformed over the three-, five-, and ten-year periods.

•

The Board considered PGIM Investments’ assertions that the subadviser’s bias toward stocks that trade at a price discount drove outperformance over the one-year period as the value style factor reversed course in 2021, and as markets normalize, PGIM Investments expects this Fund to continue to generate outperformance.

•

The Board noted that most recent underperformance streak (2018 to 2020) was the longest since the global financial crisis in terms of length and magnitude, and that prior to 2018, the Fund outperformed in seven of ten calendar years from 2008 – 2017 on a gross basis.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s net annual operating expenses at 0.35% for each class of the Fund’s shares through February 28, 2023.

•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) limits the Fund’s total annual operating expenses to 0.72% of the average daily net assets for Class A shares, and 1.44% of the average daily net assets for Class C shares, through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Quant Solutions Large-Cap Core Fund

Approval of Advisory Agreements (continued)

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders

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⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’ s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions Large-Cap Core Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS LARGE-CAP CORE FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PTMAX	PTMCX	PTEZX	PTMQX

CUSIP	74441J100	74441J308	74441J407	74441J688

MF187E

PGIM REAL ESTATE INCOME FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Real Estate Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.
The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Real Estate Income Fund

December 15, 2022

PGIM Real Estate Income Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-24.57	0.17	1.28 (06/03/2015)

(without sales charges)	-20.18	1.31	2.06 (06/03/2015)

Class C

(with sales charges)	-21.41	0.55	1.30 (06/03/2015)

(without sales charges)	-20.81	0.55	1.30 (06/03/2015)

Class Z

(without sales charges)	-20.03	1.59	2.33 (06/03/2015)

Class R6

(without sales charges)	-19.95	1.58	2.60 (12/28/2016)

Custom Blend Index
	-25.64	-0.44	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)

	Class A, Class C, Class Z (06/03/2015)	Class R6 (12/28/2016)

Custom Blend Index	1.07	0.80

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Custom Blend Index by portraying the initial account values at the commencement of operations for Class Z shares (June 3, 2015) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Real Estate Income Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definition

Custom Blend Index—The Custom Blend Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Index (80%), which is an unmanaged index and reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world, and the BofA Merrill Lynch 7% Constrained REIT Preferred Securities Index (20%), which is an unmanaged index that is a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities Index including all REIT-issued preferred securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Real Estate Sectors	% of Net Assets

Agree Realty Corp.	Retail REITs	6.1%

Omega Healthcare Investors, Inc.	Health Care REITs	5.9%

Community Healthcare Trust, Inc.	Health Care REITs	5.1%

Spirit Realty Capital, Inc.	Retail REITs	5.0%

Essential Properties Realty Trust, Inc.	Diversified REITs	4.8%

Sun Hung Kai Properties Ltd. (Hong Kong)	Diversified Real Estate Activities	3.9%

National Retail Properties, Inc.	Retail REITs	3.9%

CapitaLand Integrated Commercial Trust (Singapore)	Retail REITs	3.6%

EPR Properties, Series G	Specialized REITs	3.6%

Global Medical REIT, Inc.	Health Care REITs	3.2%

Holdings reflect only long-term investments and are subject to change.

PGIM Real Estate Income Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Real Estate Income Fund’s Class Z shares returned –20.03% in the 12-month reporting period that ended October 31, 2022, outperforming the –25.64% return of the Custom Blend Index (the Index). The Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Index (80%) and the BofA Merrill Lynch 7% Constrained REIT Preferred Securities Index (20%).

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market during the reporting period were largely driven by the US Federal Reserve (Fed) and inflation. Over the summer, the Fed commenced its restrictive approach with interest rate hikes to fight inflation following an easy money policy during the COVID-19 era. With six hikes during the first 10 months of 2022, including four 75-bps hikes, the range reached its highest level since 2008 at 3.75–4.00%, with further increases expected. (One basis point equals 0.01%.) While REITs typically benefit during periods of high inflation, they are inversely correlated to a rise in rates. During the first 10 months of 2022, the yield on the 10-year Treasury note increased by approximately 230 bps (basis points) to 3.8%. As a result, the broader REIT market underperformed the S&P 500 Index of large-cap US equities by approximately 5%, with the US REIT sector down approximately 30% overall.

•

Markets saw a deceleration in fundamental trends in real estate (e.g., slowing rent growth and tenant demand) as the US economy started to find its new, post-COVID-19 normal, coupled with the recessionary backdrop, yet earnings results largely held up during the period. However, higher rates affected borrowing costs for REITs, particularly those with higher leverage. In addition, the cost of equity increased due to the move in REITs, making the asset class a less viable source of capital. Combined, these factors led to a period of price discovery in the transaction market and, with bank financing on the sidelines, investment sales as a source of funds became less reliable.

•

The total return of Europe’s REIT market during the period was strongly negative at –45.5% (US dollar total return), as Russia’s invasion of Ukraine plunged the region into disruption against the backdrop of soaring inflation and interest rates. Europe was the worst-performing global region over the period by a wide margin, with Asia Pacific REITs returning –22.8% and North American REITs returning –20.5%. The Ukraine invasion sent European energy markets into chaos, introducing huge volatility in energy prices due to much of Europe’s high degree of dependence on Russian energy supplies. European central banks were behind the Fed in the rate tightening cycle but were forced to accelerate their pace due to inflation levels throughout Europe that quickly surpassed inflation in the US. All European REIT markets produced double-digit negative US dollar returns during the period. Negative local currency returns were compounded by the rising value of the US dollar, which strengthened against all European currencies. Switzerland, thanks to its safe-haven status and more resilient currency, was the best-performing market, with a return of –21%. France, with a return of –30%, was the next-best performer of the major countries, with its

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dominant retail sector experiencing a bounce back as its economy emerged from lockdowns. The United Kingdom (UK) was next with a return of –40%, performing slightly better than the European average due to its lower dependency on Russian energy. Tied in last place—with matching –59% US dollar total returns for the period—were Germany and Sweden (last year’s best performer), where heavily indebted real estate companies faced refinancing challenges and soaring interest costs.

•

Asia evolved from lockdown restrictions in 2020–21 to a more orderly reopening in 2022, underpinned by recovery from COVID-19. This transition greatly benefited stocks perceived to be “reopening” proxies in the region, most notably Japanese hotel REITs and developers. Beyond that, regional REITs experienced broad-based weakness due to rising interest rates, a trend especially pronounced in perceived “growth” names, particularly among industrials. Australia bore the brunt of the selling, with the Australian REIT index down most sharply due to the sector’s higher-yield correlation to the US and fears of escalating inflation. Hong Kong and Singapore REITs—generally viewed as bond proxies with limited growth—followed. Hong Kong and China also faced equity risks that emanated from China’s relentless “Zero-COVID” policies (which seemed to be moderating somewhat late in the period) and the government’s apparent push toward economic socialism.

What worked and didn’t work?

•	During the reporting period, all three regions—North America, Europe and Asia Pacific—represented in the Fund outperformed, relative to the Index, on a relative basis.

•

In North America, overweight allocations, relative to the Index, to the US gaming and mall sectors largely drove outperformance. Additionally, stock selection was strong in the healthcare sector. The shopping center and office sectors also performed relatively well. The largest drag on relative performance was an overweight position, relative to the Index, in the mall sector.

•

The Fund’s European positions outperformed the Index on a relative basis as well, primarily due to lack of exposure to Germany and Sweden, along with positive stock selection and an underweight allocation to the UK.

•	In the Asia Pacific region, favorable security selection in Hong Kong and Singapore bolstered the Fund’s relative returns, while positions in Japan slightly lagged.

Current Outlook

•

Equity markets are now focused on the pace of Fed hikes and the potential for policy mistakes as stagflation looms. The ongoing Ukraine conflict poses another threat to global economic recovery with surging energy prices adding to tail risks on the downside. In addition, global reopening remains fraught with the risk of subsequent COVID-19 wave impacts amid growing economic and social marginalization. That said, the following themes could remain key areas of focus for the market in the near term:

PGIM Real Estate Income Fund    9

Strategy and Performance Overview* (continued)

•	Stagflation concerns

•	Additional Fed rate hikes

•	The developing energy crisis resulting from the Ukraine conflict

•	The further recovery in reopening names (retail and hospitality)

•

While current market conditions have created uncertainty for REITs and the broader market heading into 2023, most of the impact is likely baked in following the sector’s relative underperformance to equities during the first 10 months of 2022 and versus pre-COVID-19 market conditions. Now that the Fed is eyeing a softer pace of rate hikes, PGIM Real Estate suspects that visibility will provide some cushion for the US REIT sector in 2023. The REIT market’s average implied capitalization rate is attractive at 6.0%, or a roughly 220-bps spread to the 10-year Treasury note. While this spread has compressed relative to the long-term average, given most REITs’ current depressed net operating income (NOI) levels, this spread appears likely to compress further before reverting to its long-term average. Despite some near-term disruption to NOI growth in certain sectors, PGIM Real Estate expects funds from operations (FFO) per-share growth in the mid-single-digit range in 2023 and 2024.

•

The recent spike in interest rates has created a challenging environment for the US REIT market. Lack of clarity on the direction of rates and limited transaction data have reduced transparency into the underly value of REIT assets. Public markets have likely overreacted to this period of valuation uncertainty by pushing implied cap rates to 6.1% on average for US REITs, a roughly 200-bps spread to the 10-year Treasury note. Furthermore, the underlying fundamentals for most REIT sectors remain favorable, with strong secular demand trends that should serve to cushion operations in the event of a prolonged downturn. This, combined with a relatively defensive and domestic-based business model, should garner increased appeal from equity investors over the next 12–18 months. PGIM Real Estate continues to favor a barbell approach to the Fund’s sector allocation, minimizing unintended factor exposure. Positioning includes increased overweight exposure to industrial REITs, given the sector’s reasonable valuations and significant embedded NOI growth. Industrial REIT portfolios carry average rents 30–40% below market, providing a strong cushion to continue posting above-average earnings growth as leases roll up to market even in the event of a slowdown in demand. Other sectors with positive outlooks include those with embedded occupancy upside and limited economic sensitivity, such as healthcare and cold storage. Both sectors were negatively impacted by labor-cost pressures during the first 10 months of 2022; such pressure appears likely to moderate in 2023. In addition, occupancy overall remains roughly 400–600 bps below pre-COVID-19 levels, which should allow for significant top-line growth as trends continue to normalize. Conversely, caution appears incrementally more warranted on the self-storage sector following its recent outperformance. Fundamentals seem likely to remain strong, but current valuations leave the group vulnerable to a contraction relative to the broader REIT market. Greater caution

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appears merited on lodging and retail, as both sectors are more susceptible to a downturn in economic growth, and on the office sector where, despite discounted valuations, the sector seems to face the early stages of a multiyear secular headwind.

•

The sharp sell-off in European stock markets during the first 10 months of 2022 has opened up historically wide discounts to net asset values, but the outlook for the region’s economy remains highly uncertain. Threats from inflation, extremely volatile energy prices, and potential recession dominate investment markets. Companies with weak balance sheets remain very significantly discounted as refinancing costs have already increased, and these companies remain exposed to refinancing risk and falling cash flows from further rising debt costs. Cap rates have begun to move up in response to the major upward moves in bond yields and interest rates, but share prices imply a much higher move in cap rates to come in private real estate markets. The interest rate outlook remains highly uncertain as well, as inflation has still not been brought under control, and the outlook for demand is weakening as the risk of a recession increases. PGIM Real Estate has positioned the Fund with a balanced risk profile to help neutralize negative market impacts as much as possible. More defensive stocks with lower leverage and higher cash flow yields have outperformed throughout the recent market sell-off. The energy dependency of the European region and of several continental European economies (notably Germany) does put them at somewhat greater risk of inflation spikes and energy-supply interruptions from the ongoing Ukraine war, but the whole region is directly affected. Governments throughout the region and at the European Union level are developing policy responses to the cost-of-energy crisis, which could help to offset some of the huge, anticipated inflationary shocks. PGIM Real Estate continues to adopt a cautious stance on the European region and monitors the rapidly changing situation to make appropriate portfolio changes.

•

PGIM Real Estate remains positive on the Australian self-storage and manufactured housing sectors, which stand to benefit from structural tailwinds resulting from demographic and market consolidation trends. The Australian retail sector is also in recovery as strong retail sales growth and inflation push up rents. Hong Kong is gradually moving away from restrictive COVID-19-era policies. Accordingly, PGIM Real Estate has positioned the Fund with exposure to non-discretionary retail for reopening and potential minimum wage increases in early 2023. PGIM Real Estate is neutral with respect to Japanese developers, preferring names that exhibit strong shareholder returns and provide greater reopening exposure. The Fund holds overweight exposure to Japanese REITs, particularly the heavily discounted hospitality names that benefit from reopening. In Singapore, the Fund is overweight developers in the form of fund manager/landlord plays, particularly diversified office/retail names that are reopening proxies and industrial names with solid rental growth. China’s current zero-COVID-19 strategy and the correction of the housing market pose significant risks to that country’s economic outlook. The way China deals with these challenges will be major variables affecting the region’s economy. For the rest of Asia, domestic recovery and border reopening is coming up against inflationary pressures. Similarly, a strong

PGIM Real Estate Income Fund    11

Strategy and Performance Overview* (continued)

recovery in the US could stoke inflationary pressures beyond mere transitory impacts. This could drive expectations of quicker and more interest rate hikes. Supply-chain concerns could hamper growth while creating an inflation spiral that is harder to arrest. Within the Fund’s individual sectors, a sharper rise in long-term real interest rates could negatively impact regional REIT valuations. In the event of setbacks on the geopolitical front and potential COVID-19 variants, risk appetite could remain in check heading into 2023.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Comments on Largest Holdings (unaudited)

6.1% Agree Realty Corp., Retail REITs

Agree Realty owns, manages, and develops primarily neighborhood community shopping centers and single tenant properties located in twelve states and leased under net leases to major retail tenants.

5.9% Omega Healthcare Investors Inc., Health Care REITs

Omega Healthcare Investors invests in and provides financing to the long-term care industry. Omega operates healthcare facilities in the US that are operated by independent healthcare operating companies.

5.1% Community Healthcare Trust Inc., Health Care REITs

Community Healthcare is a fully integrated healthcare real estate company. The company was organized as a Maryland corporation to acquire and own properties that are leased to hospitals, doctors, healthcare systems, or other healthcare service providers in non-urban markets.

5.0% Spirit Realty Capital Inc. Retail REITs

Spirit Realty Capital invests in single-tenant and triple-net-basis real estate properties engaged in retail, service, and distribution industries in the US.

4.8% Essential Properties Realty Trust Inc., Diversified REITs

Essential Properties Realty Trust owns, acquires, and manages single-tenant properties that are net leased on a long-term basis to service-oriented and experience-based businesses in the US.

PGIM Real Estate Income Fund    13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Real Estate Income Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 856.00	1.35%	$ 6.32

	Hypothetical	$1,000.00	$1,018.40	1.35%	$ 6.87

Class C	Actual	$1,000.00	$ 853.70	2.10%	$ 9.81

	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66

Class Z	Actual	$1,000.00	$ 857.60	1.10%	$ 5.15

	Hypothetical	$1,000.00	$1,019.66	1.10%	$ 5.60

Class R6	Actual	$1,000.00	$ 858.60	1.10%	$ 5.15

	Hypothetical	$1,000.00	$1,019.66	1.10%	$ 5.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Real Estate Income Fund    15

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS 82.1%

Diversified Real Estate Activities 3.9%

Sun Hung Kai Properties Ltd. (Hong Kong)	102,608	$1,102,659

Diversified REITs 10.5%

Daiwa House REIT Investment Corp. (Japan)	132	266,415
Essential Properties Realty Trust, Inc.	63,110	1,358,127
Land Securities Group PLC (United Kingdom)	55,919	365,648
Mirvac Group (Australia)	362,385	480,148
Nomura Real Estate Master Fund, Inc. (Japan)	432	492,839

		2,963,177

Health Care REITs 17.2%

Community Healthcare Trust, Inc.	41,792	1,446,003
Global Medical REIT, Inc.	98,586	901,076
Healthcare Realty Trust, Inc.	40,095	815,131
Omega Healthcare Investors, Inc.	52,089	1,655,389

		4,817,599

Hotel & Resort REITs 2.5%

Apple Hospitality REIT, Inc.	41,477	710,086

Industrial REITs 5.1%

CapitaLand Ascendas REIT (Singapore)	310,268	574,055
Nexus Industrial REIT (Canada)	130,288	847,324

		1,421,379

Office REITs 1.1%

Nippon Building Fund, Inc. (Japan)	68	302,277

Real Estate Operating Companies 3.0%

Swire Properties Ltd. (Hong Kong)	443,076	851,554

Residential REITs 1.8%

Equity Residential	3,833	241,556
Essex Property Trust, Inc.	1,196	265,799

		507,355

Retail REITs 32.9%

Agree Realty Corp.	24,990	1,716,813
Brixmor Property Group, Inc.	36,618	780,330

See Notes to Financial Statements.

PGIM Real Estate Income Fund    17

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Retail REITs (cont’d.)

CapitaLand Integrated Commercial Trust (Singapore)	760,416	$1,009,190
Japan Metropolitan Fund Investment Corp. (Japan)	4	2,947
Kimco Realty Corp.	25,087	536,360
Kite Realty Group Trust	38,752	761,089
Link REIT (Hong Kong)	73,783	436,103
National Retail Properties, Inc.	25,810	1,084,794
NETSTREIT Corp.	31,147	586,186
Scentre Group (Australia)	262,433	488,394
Spirit Realty Capital, Inc.	36,501	1,417,334
Supermarket Income REIT PLC (United Kingdom)	354,600	416,872

		9,236,412

Specialized REITs 4.1%

CubeSmart	17,429	729,752
Digital Realty Trust, Inc.	4,189	419,947

		1,149,699

TOTAL COMMON STOCKS (cost $27,110,118)		23,062,197

PREFERRED STOCKS 16.7%

Diversified REITs 5.0%

Armada Hoffler Properties, Inc., Series A, 6.750%, Maturing 06/18/24(oo)	28,205	582,151
Gladstone Commercial Corp., Series G, 6.000%, Maturing 06/28/26(oo)	44,841	825,523

		1,407,674

Hotel & Resort REITs 3.1%

Pebblebrook Hotel Trust, Series H, 5.700%, Maturing 07/27/26(oo)	52,321	865,389

Residential REITs 5.0%

American Homes 4 Rent, Series G, 5.875%, Maturing 12/01/22(oo)	36,285	797,544
Centerspace, Series C, 6.625%, Maturing 12/01/22(a)(oo)	25,594	614,256

		1,411,800

See Notes to Financial Statements.

18

Description	Shares	Value

PREFERRED STOCKS (Continued)

Specialized REITs 3.6%

EPR Properties, Series G, 5.750%, Maturing 12/01/22(oo)	59,871	$1,008,827

TOTAL PREFERRED STOCKS (cost $6,042,950)		4,693,690

TOTAL LONG-TERM INVESTMENTS (cost $33,153,068)		27,755,887

SHORT-TERM INVESTMENTS 1.0%

AFFILIATED MUTUAL FUND 0.0%
PGIM Institutional Money Market Fund (cost $9,696; includes $9,680 of cash collateral for securities on loan)(b)(wa)	9,704	9,696

UNAFFILIATED FUND 1.0%
Dreyfus Government Cash Management (Institutional Shares) (cost $270,287)	270,287	270,287

TOTAL SHORT-TERM INVESTMENTS (cost $279,983)		279,983

TOTAL INVESTMENTS 99.8% (cost $33,433,051)		28,035,870
Other assets in excess of liabilities 0.2%		54,478

NET ASSETS 100.0%		$28,090,348

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,600; cash collateral of $9,680 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

PGIM Real Estate Income Fund    19

Schedule of Investments (continued)

as of October 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Diversified Real Estate Activities	$—	$1,102,659	$—
Diversified REITs	1,358,127	1,605,050	—
Health Care REITs	4,817,599	—	—
Hotel & Resort REITs	710,086	—	—
Industrial REITs	847,324	574,055	—
Office REITs	—	302,277	—
Real Estate Operating Companies	—	851,554	—
Residential REITs	507,355	—	—
Retail REITs	6,882,906	2,353,506	—
Specialized REITs	1,149,699	—	—
Preferred Stocks
Diversified REITs	1,407,674	—	—
Hotel & Resort REITs	865,389	—	—
Residential REITs	1,411,800	—	—
Specialized REITs	1,008,827	—	—
Short-Term Investments
Affiliated Mutual Fund	9,696	—	—
Unaffiliated Fund	270,287	—	—

Total	$21,246,769	$6,789,101	$—

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

Retail REITs	32.9%
Health Care REITs	17.2
Diversified REITs	15.5
Specialized REITs	7.7
Residential REITs	6.8

Hotel & Resort REITs	5.6%
Industrial REITs	5.1
Diversified Real Estate Activities	3.9
Real Estate Operating Companies	3.0
Office REITs	1.1

See Notes to Financial Statements.

20

Sector Classification (continued):

Unaffiliated Fund	1.0%
Affiliated Mutual Fund (0.0% represents investments purchased with collateral from securities on loan)	0.0 *

99.8
Other assets in excess of liabilities	0.2

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$9,600	$(9,600)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Real Estate Income Fund    21

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $9,600:
Unaffiliated investments (cost $33,423,355)	$28,026,174
Affiliated investments (cost $9,696)	9,696
Foreign currency, at value (cost $13)	12
Dividends receivable	78,955
Receivable for Fund shares sold	60,751
Tax reclaim receivable	10,249
Receivable for investments sold	2
Prepaid expenses and other assets	1,841

Total Assets	28,187,680

Liabilities

Audit fee payable	31,899
Payable for Fund shares purchased	15,350
Custodian and accounting fees payable	12,829
Management fee payable	11,193
Payable to broker for collateral for securities on loan	9,680
Legal fees and expenses payable	6,262
Shareholders’ reports payable	5,590
Accrued expenses and other liabilities	3,002
Trustees’ fees payable	850
Affiliated transfer agent fee payable	372
Distribution fee payable	305

Total Liabilities	97,332

Net Assets	$28,090,348

Net assets were comprised of:
Shares of beneficial interest, at par	$4,537
Paid-in capital in excess of par	33,958,686
Total distributable earnings (loss)	(5,872,875)

Net assets, October 31, 2022	$28,090,348

See Notes to Financial Statements.

22

Class A

Net asset value and redemption price per share, ($738,435 ÷ 119,492 shares of beneficial interest issued and outstanding)	$6.18
Maximum sales charge (5.50% of offering price)	0.36

Maximum offering price to public	$6.54

Class C

Net asset value, offering price and redemption price per share, ($178,365 ÷ 28,860 shares of beneficial interest issued and outstanding)	$6.18

Class Z

Net asset value, offering price and redemption price per share, ($7,023,631 ÷ 1,131,963 shares of beneficial interest issued and outstanding)	$6.20

Class R6

Net asset value, offering price and redemption price per share, ($20,149,917 ÷ 3,256,287 shares of beneficial interest issued and outstanding)	$6.19

See Notes to Financial Statements.

PGIM Real Estate Income Fund    23

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $29,920 foreign withholding tax)	$1,645,073
Income from securities lending, net (including affiliated income of $389)	3,660
Affiliated dividend income	37

Total income	1,648,770

Expenses
Management fee	273,092
Distribution fee(a)	5,969
Custodian and accounting fees	42,022
Audit fee	31,900
Registration fees(a)	28,439
Legal fees and expenses	21,193
Shareholders’ reports	15,512
Trustees’ fees	9,697
Transfer agent’s fees and expenses (including affiliated expense of $2,194)(a)	5,669
Miscellaneous	20,265

Total expenses	453,758
Less: Fee waiver and/or expense reimbursement(a)	(71,562)
Distribution fee waiver(a)	(595)

Net expenses	381,601

Net investment income (loss)	1,267,169

Realized And Unrealized Gain (Loss)On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(731))	(273,702)
Foreign currency transactions	(7,104)

(280,806)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,313,309)
Foreign currencies	(2,048)

(8,315,357)

Net gain (loss) on investment and foreign currency transactions	(8,596,163)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(7,328,994)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	3,571	2,398	—	—
Registration fees	7,925	6,175	8,014	6,325
Transfer agent’s fees and expenses	2,488	583	2,352	246
Fee waiver and/or expense reimbursement	(11,727)	(7,023)	(18,974)	(33,838)
Distribution fee waiver	(595)	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,267,169	$1,319,578
Net realized gain (loss) on investment and foreign currency transactions	(280,806)	9,184,310
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,315,357)	4,312,329

Net increase (decrease) in net assets resulting from operations	(7,328,994)	14,816,217

Dividends and Distributions
Distributions from distributable earnings
Class A	(342,173)	(54,882)
Class C	(63,156)	(9,354)
Class Z	(1,890,345)	(433,149)
Class R6	(6,496,377)	(1,310,830)

	(8,792,051)	(1,808,215)

Tax return of capital distributions
Class A	(18,151)	—
Class C	(3,350)	—
Class Z	(100,276)	—
Class R6	(344,611)	—

	(466,388)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	7,132,240	21,122,631
Net asset value of shares issued in reinvestment of dividends and distributions	9,242,174	1,805,219
Cost of shares purchased	(14,139,352)	(25,640,300)

Net increase (decrease) in net assets from Fund share transactions	2,235,062	(2,712,450)

Total increase (decrease)	(14,352,371)	10,295,552

Net Assets:

Beginning of year	42,442,719	32,147,167

End of year	$28,090,348	$42,442,719

See Notes to Financial Statements.

PGIM Real Estate Income Fund    25

Financial Highlights

Class A Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.26	$7.67	$10.66	$8.76	$9.62
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.25	0.27	0.28	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.99)	2.70	(2.43)	1.97	(0.63)
Total from investment operations	(1.67)	2.95	(2.16)	2.25	(0.29)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.36)	(0.63)	(0.35)	(0.50)
Tax return of capital distributions	(0.10)	-	(0.14)	-	(0.07)
Distributions from net realized gains	(2.02)	-	(0.06)	-	-
Total dividends and distributions	(2.41)	(0.36)	(0.83)	(0.35)	(0.57)
Net asset value, end of year	$6.18	$10.26	$7.67	$10.66	$8.76
Total Return(b):	(20.18)%	38.84%	(21.25)%	26.26%	(3.15)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$738	$1,582	$866	$915	$621
Average net assets (000)	$1,190	$1,428	$796	$677	$878
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.35%	1.35%	1.36%	1.35%	1.36%
Expenses before waivers and/or expense reimbursement	2.39%	2.16%	4.78%	4.65%	4.85%
Net investment income (loss)	4.16%	2.56%	3.18%	2.91%	3.73%
Portfolio turnover rate(d)	90%	201%	235%	257%	153%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class C Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.26	$7.67	$10.66	$8.76	$9.62
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18	0.23	0.21	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.93)	2.70	(2.45)	1.97	(0.63)
Total from investment operations	(1.73)	2.88	(2.22)	2.18	(0.36)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.29)	(0.57)	(0.28)	(0.44)
Tax return of capital distributions	(0.10)	-	(0.14)	-	(0.06)
Distributions from net realized gains	(2.02)	-	(0.06)	-	-
Total dividends and distributions	(2.35)	(0.29)	(0.77)	(0.28)	(0.50)
Net asset value, end of year	$6.18	$10.26	$7.67	$10.66	$8.76
Total Return(b):	(20.81)%	37.84%	(21.86)%	25.34%	(3.85)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$178	$277	$268	$639	$336
Average net assets (000)	$240	$302	$500	$510	$314
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.10%	2.10%	2.11%	2.10%	2.11%
Expenses before waivers and/or expense reimbursement	5.03%	4.27%	6.45%	5.86%	8.85%
Net investment income (loss)	2.65%	1.92%	2.62%	2.21%	2.98%
Portfolio turnover rate(d)	90%	201%	235%	257%	153%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Estate Income Fund    27

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.29	$7.69	$10.69	$8.78	$9.62
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.28	0.34	0.31	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.94)	2.71	(2.49)	1.98	(0.64)
Total from investment operations	(1.66)	2.99	(2.15)	2.29	(0.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.39)	(0.65)	(0.38)	(0.52)
Tax return of capital distributions	(0.10)	-	(0.14)	-	(0.07)
Distributions from net realized gains	(2.02)	-	(0.06)	-	-
Total dividends and distributions	(2.43)	(0.39)	(0.85)	(0.38)	(0.59)
Net asset value, end of year	$6.20	$10.29	$7.69	$10.69	$8.78
Total Return(b):	(20.03)%	39.19%	(21.08)%	26.62%	(2.70)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,024	$10,941	$7,797	$16,451	$6,951
Average net assets (000)	$7,858	$11,287	$9,743	$12,060	$8,632
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.11%	1.10%	0.98%
Expenses before waivers and/or expense reimbursement	1.34%	1.38%	2.54%	2.31%	2.81%
Net investment income (loss)	3.67%	2.92%	3.81%	3.17%	4.25%
Portfolio turnover rate(d)	90%	201%	235%	257%	153%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R6 Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.27	$7.68	$10.67	$8.76	$9.62
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.27	0.12	0.31	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.93)	2.71	(2.26)	1.98	(0.52)
Total from investment operations	(1.65)	2.98	(2.14)	2.29	(0.27)
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.39)	(0.65)	(0.38)	(0.50)
Tax return of capital distributions	(0.10)	-	(0.14)	-	(0.09)
Distributions from net realized gains	(2.02)	-	(0.06)	-	-
Total dividends and distributions	(2.43)	(0.39)	(0.85)	(0.38)	(0.59)
Net asset value, end of year	$6.19	$10.27	$7.68	$10.67	$8.76
Total Return(b):	(19.95)%	39.11%	(21.03)%	26.54%	(2.92)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,150	$29,642	$23,216	$158	$70
Average net assets (000)	$24,849	$33,597	$675	$115	$17
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses before waivers and/or expense reimbursement	1.24%	1.15%	3.80%	8.55%	91.97%
Net investment income (loss)	3.72%	2.82%	1.36%	3.15%	2.70%
Portfolio turnover rate(d)	90%	201%	235%	257%	153%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Estate Income Fund    29

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Real Estate Income Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and capital appreciation.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

30

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Real Estate Income Fund    31

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

32

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

PGIM Real Estate Income Fund    33

Notes to Financial Statements (continued)

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

34

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit, PGIM Real Estate, and PGIM Real Estate (UK) Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (collectively referred to herein as the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.80% on average daily net assets up to and including $1 billion;	0.80%
0.78% on the next $2 billion of average daily net assets;
0.76% on the next $2 billion of average daily net assets;
0.75% on the next $5 billion of average daily net assets;
0.74% on average daily net assets exceeding $10 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

PGIM Real Estate Income Fund    35

Notes to Financial Statements (continued)

realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.35%
C	2.10
Z	1.10
R6	1.10

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares. Additionally, for the year ended October 31, 2022, PIMS did not receive any contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders.

Class	FESL	CDSC
A	$4,182	$—
C	—	—

PGIM Investments, PGIM, Inc., PGIM Real Estate (UK) Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

36

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$30,613,514	$36,056,423

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments -Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$108,325	$2,070,422	$2,178,747	$—	$ —	$ —	—	$ 37

PGIM Real Estate Income Fund    37

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$ —	$4,361,082	$4,350,655	$—	$(731)	$9,696	9,704	$389(2)
$108,325	$6,431,504	$6,529,402	$—	$(731)	$9,696		$426

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $8,792,051 of ordinary income and $466,388 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,808,215 of ordinary income.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$33,827,101	$214,725	$(6,005,956)	$(5,791,231)

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $79,373 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

38

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	956,688	84.5%
R6	2,695,189	82.8

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	2	80.5%
Unaffiliated	1	14.4

PGIM Real Estate Income Fund    39

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	23,992	$207,103
Shares issued in reinvestment of dividends and distributions	46,023	355,748
Shares purchased	(104,941)	(795,676)
Net increase (decrease) in shares outstanding before conversion	(34,926)	(232,825)
Shares issued upon conversion from other share class(es)	258	2,020
Net increase (decrease) in shares outstanding	(34,668)	$(230,805)

Year ended October 31, 2021:
Shares sold	79,927	$748,083
Shares issued in reinvestment of dividends and distributions	5,448	53,702
Shares purchased	(47,077)	(456,874)
Net increase (decrease) in shares outstanding before conversion	38,298	344,911
Shares issued upon conversion from other share class(es)	2,962	28,998
Net increase (decrease) in shares outstanding	41,260	$373,909

Class C
Year ended October 31, 2022:
Shares sold	2,956	$24,300
Shares issued in reinvestment of dividends and distributions	8,622	66,506
Shares purchased	(9,484)	(68,123)
Net increase (decrease) in shares outstanding before conversion	2,094	22,683
Shares purchased upon conversion into other share class(es)	(258)	(2,020)
Net increase (decrease) in shares outstanding	1,836	$20,663

Year ended October 31, 2021:
Shares sold	3,450	$34,123
Shares issued in reinvestment of dividends and distributions	961	9,354
Shares purchased	(9,335)	(94,421)
Net increase (decrease) in shares outstanding before conversion	(4,924)	(50,944)
Shares purchased upon conversion into other share class(es)	(2,962)	(28,998)
Net increase (decrease) in shares outstanding	(7,886)	$(79,942)

Class Z
Year ended October 31, 2022:
Shares sold	128,475	$975,580
Shares issued in reinvestment of dividends and distributions	257,914	1,978,932
Shares purchased	(317,510)	(3,032,469)
Net increase (decrease) in shares outstanding	68,879	$(77,957)

40

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	450,856	$4,063,420
Shares issued in reinvestment of dividends and distributions	44,107	431,334
Shares purchased	(217,541)	(2,132,230)
Net increase (decrease) in shares outstanding before conversion	277,422	2,362,524
Shares purchased upon conversion into other share class(es)	(227,572)	(2,384,950)
Net increase (decrease) in shares outstanding	49,850	$(22,426)

Class R6
Year ended October 31, 2022:
Shares sold	813,769	$5,925,257
Shares issued in reinvestment of dividends and distributions	890,352	6,840,988
Shares purchased	(1,334,054)	(10,243,084)
Net increase (decrease) in shares outstanding	370,067	$2,523,161

Year ended October 31, 2021:
Shares sold	1,745,152	$16,277,005
Shares issued in reinvestment of dividends and distributions	134,512	1,310,829
Shares purchased	(2,245,276)	(22,956,775)
Net increase (decrease) in shares outstanding before conversion	(365,612)	(5,368,941)
Shares issued upon conversion from other share class(es)	228,225	2,384,950
Net increase (decrease) in shares outstanding	(137,387)	$(2,983,991)

8.     Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those

PGIM Real Estate Income Fund    41

Notes to Financial Statements (continued)

portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 32 days that the Fund had loans outstanding during the period was approximately $520,219, borrowed at a weighted average interest rate of 1.57%. The maximum loan outstanding amount during the period was $2,043,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.     Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than

42

those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

PGIM Real Estate Income Fund    43

Notes to Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain

44

classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go

PGIM Real Estate Income Fund    45

Notes to Financial Statements (continued)

down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Selection Risk: Selection risk is the risk that the securities selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.     Subsequent Event

As of the close of business on November 15, 2022, the Fund settled the redemption of fund Class Z shares by delivering to an affiliate portfolio securities and other assets. The value of such securities and other assets that were transferred in-kind was $6,247,174.

In-kind redemption gains and losses are excluded in the calculation of taxable gain (loss) for federal income tax purposes.

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Real Estate Income Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Real Estate Income Fund    47

Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable, but not less than 2.37% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2022.

48

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Real Estate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Real Estate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Real Estate Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Real Estate Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board") of PGIM Real Estate Income Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund‘s management agreement with PGIM Investments LLC ("PGIM Investments") and the Fund’s subadvisory agreement with PGIM Real Estate (UK) Limited ("PGIM RE (UK)") and PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit (“PGIM Real Estate”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the ”Board Meeting”) and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM RE (UK) and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1 PGIM Real Estate Income Fund is a series of Prudential Investment Portfolios 9.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM RE (UK) and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM RE (UK) and PGIM Real Estate. The Board noted that PGIM Real Estate and PGIM RE (UK) are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management.

The Board also considered the investment subadvisory services provided by PGIM Real Estate and PGIM RE (UK), including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement. The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM RE (UK) and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of the PGIM RE (UK) and PGIM Real Estate portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, PGIM RE (UK)’s and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, PGIM RE (UK) and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, PGIM RE (UK) and PGIM.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate and PGIM RE (UK), and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM RE (UK) and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM RE (UK) and PGIM Real Estate

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate, PGIM RE (UK) and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate and PGIM RE (UK) included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Real Estate and PGIM RE (UK) were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on June 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	4th Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•

The Board noted that the Fund performed equal to its benchmark index over the one-year period and outperformed its benchmark index over the three-year period, though it underperformed over the five-year period.

•

The Board considered PGIM Investments, assertion that peer group-relative comparisons for this Fund are challenging given the Fund’s focus on higher yielding REITs and REIT preferred securities, as the Fund’s peer group does not have specific income or preferred REIT requirements.

•

The Board also considered PGIM Investments’ assertion that some of the higher-yielding property types where this Fund invests were significantly impacted by the COVID-19 pandemic, and that as these property types recover, PGIM Investments expect the Fund’s performance to improve.

•	The Board noted that the Fund outperformed its benchmark and peer group for the first quarter of 2022 and outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.10% for Class R6 shares, and 1.10% for Class Z shares through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Real Estate Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

	PGIM Real Estate (UK) Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Real Estate Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ESTATE INCOME FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PRKAX	PRKCX	PRKZX	PRKQX

CUSIP	74441J761	74441J753	74441J746	74441J670

MF228E

PGIM SELECT REAL ESTATE FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Select Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Select Real Estate Fund

December 15, 2022

PGIM Select Real Estate Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-30.74	3.16	3.95 (08/01/2014)

(without sales charges)	-26.71	4.34	4.67 (08/01/2014)

Class C

(with sales charges)	-27.95	3.57	3.87 (08/01/2014)

(without sales charges)	-27.25	3.57	3.87 (08/01/2014)

Class Z

(without sales charges)	-26.46	4.60	4.93 (08/01/2014)

Class R6

(without sales charges)	-26.39	4.66	4.95 (08/01/2014)
FTSE EPRA/NAREIT Developed Index

	-24.95	-0.17	1.32

S&P 500 Index
	-14.60	10.44	10.88

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE EPRA/NAREIT Developed Index, by portraying the initial account values at the commencement of operations for Class Z shares (August 1, 2014) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Select Real Estate Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Real Estate Sectors	% of Net Assets

Prologis, Inc.	Industrial REITs	9.8%

Equity Residential	Residential REITs	7.5%

Welltower, Inc.	Health Care REITs	6.5%

Public Storage	Specialized REITs	4.5%

Mitsui Fudosan Co. Ltd. (Japan)	Diversified Real Estate Activities	4.5%

Camden Property Trust	Residential REITs	3.7%

Digital Realty Trust, Inc.	Specialized REITs	3.3%

Sun Communities, Inc.	Residential REITs	2.9%

National Storage REIT (Australia)	Specialized REITs	2.8%

Invincible Investment Corp. (Japan)	Hotel & Resort REITs	2.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Select Real Estate Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Select Real Estate Fund’s Class Z shares returned –26.46% in the 12-month reporting period that ended October 31, 2022, underperforming the –24.95% return of the FTSE EPRA/NAREIT Developed Index (the Index).

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market during the reporting period were largely driven by the US Federal Reserve (Fed) and inflation. Over the summer, the Fed commenced its restrictive approach with interest rate hikes to fight inflation following an easy money policy during the COVID-19 era. With six hikes during the first 10 months of 2022, including four 75-bps hikes, the range reached its highest level since 2008 at 3.75–4.00%, with further increases expected. (One basis point equals 0.01%.) While REITs typically benefit during periods of high inflation, they are inversely correlated to a rise in rates. During the first 10 months of 2022, the yield on the 10-year Treasury note increased by approximately 230 bps (basis points) to 3.8%. As a result, the broader REIT market underperformed the S&P 500 Index of large-cap US equities by approximately 5%, with the US REIT sector down approximately 30% overall.

•

Markets saw a deceleration in fundamental trends in real estate (e.g., slowing rent growth and tenant demand) as the US economy started to find its new, post-COVID-19 normal, coupled with the recessionary backdrop, yet earnings results largely held up during the period. However, higher rates affected borrowing costs for REITs, particularly those with higher leverage. In addition, the cost of equity increased due to the move in REITs, making the asset class a less viable source of capital. Combined, these factors led to a period of price discovery in the transaction market and, with bank financing on the sidelines, investment sales as a source of funds became less reliable.

•

The total return of Europe’s REIT market during the period was strongly negative at –45.5% (US dollar total return), as Russia’s invasion of Ukraine plunged the region into disruption against the backdrop of soaring inflation and interest rates. Europe was the worst-performing global region over the period by a wide margin, with Asia Pacific REITs returning –22.8% and North American REITs returning –20.5%. The Ukraine invasion sent European energy markets into chaos, introducing huge volatility in energy prices due to much of Europe’s high degree of dependence on Russian energy supplies. European central banks were behind the Fed in the rate tightening cycle but were forced to accelerate their pace due to inflation levels throughout Europe that quickly surpassed inflation in the US. All European REIT markets produced double-digit negative US dollar returns during the period. Negative local currency returns were compounded by the rising value of the US dollar, which strengthened against all European currencies. Switzerland, thanks to its safe-haven status and more resilient currency, was the best-performing market, with a return of –21%. France, with a return of –30%, was the next-best performer of the major countries, with its dominant retail sector experiencing a bounce back as its economy emerged from lockdowns. The United Kingdom (UK) was next with a return of –40%, performing

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slightly better than the European average due to its lower dependency on Russian energy. Tied in last place—with matching –59% US dollar total returns for the period—were Germany and Sweden (last year’s best performer), where heavily indebted real estate companies faced refinancing challenges and soaring interest costs.

•

Asia evolved from lockdown restrictions in 2020–21 to a more orderly reopening in 2022, underpinned by recovery from COVID-19. This transition greatly benefited stocks perceived to be “reopening” proxies in the region, most notably Japanese hotel REITs and developers. Beyond that, regional REITs experienced broad-based weakness due to rising interest rates, a trend especially pronounced in perceived “growth” names, particularly among industrials. Australia bore the brunt of the selling, with the Australian REIT index down most sharply due to the sector’s higher-yield correlation to the US and fears of escalating inflation. Hong Kong and Singapore REITs—generally viewed as bond proxies with limited growth—followed. Hong Kong and China also faced equity risks that emanated from China’s relentless “zero-COVID” policies (which seemed to be moderating somewhat late in the period) and the government’s apparent push toward economic socialism.

What worked and didn’t work?

•	The Fund’s North America and Asia positions underperformed, relative to the Index, during the reporting period, while positions in Europe outperformed.

•

In North America, asset allocation to the US gaming and mall sectors largely drove underperformance. Additionally, stock selection proved weak in Canada, data centers, and triple net (triple net or NNN is a lease agreement on a property whereby the tenant or lessee promises to pay all the expenses of the property, including real estate taxes, building insurance, and maintenance). However, several sectors saw positive relative performance, including industrial, office, and shopping centers.

•

In Europe, the Fund outperformed the Index most notably due to an underweight position in Germany. Strong stock selection in Sweden also added to relative performance. The largest detractors were the United Kingdom (UK) and Belgium due to a combination of weak stock selection and overweight positions.

•	In the Asia Pacific region, the Fund’s positions in Japan produced positive relative performance due to favorable stock selection. Conversely, holdings in Australia and Hong Kong trailed.

Current Outlook

•

Equity markets are now focused on the pace of Fed hikes and the potential for policy mistakes as stagflation looms. The ongoing Ukraine conflict poses another threat to global economic recovery with surging energy prices adding to tail risks on the downside. In addition, global reopening remains fraught with the risk of subsequent COVID-19 wave impacts amid growing economic and social marginalization. That said, the following themes could remain key areas of focus for the market in the near term:

PGIM Select Real Estate Fund    9

Strategy and Performance Overview* (continued)

•	Stagflation concerns

•	Additional Fed rate hikes

•	The developing energy crisis resulting from the Ukraine conflict

•	The further recovery in reopening names (retail and hospitality)

•

While current market conditions have created uncertainty for REITs and the broader market heading into 2023, most of the impact is likely baked in following the sector’s relative underperformance to equities during the first 10 months of 2022 and versus pre-COVID-19 market conditions. Now that the Fed is eyeing a softer pace of rate hikes, PGIM Real Estate suspects that visibility will provide some cushion for the US REIT sector in 2023. The REIT market’s average implied capitalization rate is attractive at 6.0%, or a roughly 220-bps spread to the 10-year Treasury note. While this spread has compressed relative to the long-term average, given most REITs’ current depressed net operating income (NOI) levels, this spread appears likely to compress further before reverting to its long-term average. Despite some near-term disruption to NOI growth in certain sectors, PGIM Real Estate expects funds from operations (FFO) per-share growth in the mid-single-digit range in 2023 and 2024.

•

The recent spike in interest rates has created a challenging environment for the US REIT market. Lack of clarity on the direction of rates and limited transaction data have reduced transparency into the underly value of REIT assets. Public markets have likely overreacted to this period of valuation uncertainty by pushing implied cap rates to 6.1% on average for US REITs, a roughly 200-bps spread to the 10-year Treasury note. Furthermore, the underlying fundamentals for most REIT sectors remain favorable, with strong secular demand trends that should serve to cushion operations in the event of a prolonged downturn. This, combined with a relatively defensive and domestic-based business model, should garner increased appeal from equity investors over the next 12–18 months. PGIM Real Estate continues to favor a barbell approach to the Fund’s sector allocation, minimizing unintended factor exposure. Positioning includes increased overweight exposure to industrial REITs, given the sector’s reasonable valuations and significant embedded NOI growth. Industrial REIT portfolios carry average rents 30–40% below market, providing a strong cushion to continue posting above-average earnings growth as leases roll up to market, even in the event of a slowdown in demand. Other sectors with positive outlooks include those with embedded occupancy upside and limited economic sensitivity, such as healthcare and cold storage. Both sectors were negatively impacted by labor-cost pressures during the first 10 months of 2022; such pressure appears likely to moderate in 2023. In addition, occupancy overall remains roughly 400–600 bps below pre-COVID-19 levels, which should allow for significant top-line growth as trends continue to normalize. Conversely, caution appears incrementally more warranted on the self-storage sector following its recent outperformance. Fundamentals seem likely to remain strong, but current valuations leave the group vulnerable to a contraction relative to the broader REIT market. Greater caution

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appears merited on lodging and retail, as both sectors are more susceptible to a downturn in economic growth, and on the office sector where, despite discounted valuations, the sector seems to face the early stages of a multiyear secular headwind.

•

The sharp sell-off in European stock markets during the first 10 months of 2022 has opened up historically wide discounts to net asset values, but the outlook for the region’s economy remains highly uncertain. Threats from inflation, extremely volatile energy prices, and potential recession dominate investment markets. Companies with weak balance sheets remain very significantly discounted as refinancing costs have already increased, and these companies remain exposed to refinancing risk and falling cash flows from further rising debt costs. Cap rates have begun to move up in response to the major upward moves in bond yields and interest rates, but share prices imply a much higher move in cap rates to come in private real estate markets. The interest rate outlook remains highly uncertain as well, as inflation has still not been brought under control, and the outlook for demand is weakening as the risk of a recession increases. PGIM Real Estate has positioned the Fund with a balanced risk profile to help neutralize negative market impacts as much as possible. More defensive stocks with lower leverage and higher cash flow yields have outperformed throughout the recent market sell-off. The energy dependency of the European region and of several continental European economies (notably Germany) does put them at somewhat greater risk of inflation spikes and energy-supply interruptions from the ongoing Ukraine war, but the whole region is directly affected. Governments throughout the region and at the European Union level are developing policy responses to the cost-of-energy crisis, which could help to offset some of the huge, anticipated inflationary shocks. PGIM Real Estate continues to adopt a cautious stance on the European region and monitors the rapidly changing situation to make appropriate portfolio changes.

•

PGIM Real Estate remains positive on the Australian self-storage and manufactured housing sectors, which stand to benefit from structural tailwinds resulting from demographic and market consolidation trends. The Australian retail sector is also in recovery as strong retail sales growth and inflation push up rents. Hong Kong is gradually moving away from restrictive COVID-19-era policies. Accordingly, PGIM Real Estate has positioned the Fund with exposure to non-discretionary retail for reopening and potential minimum wage increases in early 2023. PGIM Real Estate is neutral with respect to Japanese developers, preferring names that exhibit strong shareholder returns and provide greater reopening exposure. The Fund holds overweight exposure to Japanese REITs, particularly the heavily discounted hospitality names that benefit from reopening. In Singapore, the Fund is overweight developers in the form of fund manager/landlord plays, particularly diversified office/retail names that are reopening proxies and industrial names with solid rental growth. China’s current zero-COVID-19 strategy and the correction of the housing market pose significant risks to that country’s economic outlook. The way China deals with these challenges will be major variables affecting the region’s economy. For the rest of Asia, domestic recovery and border reopening are coming up against inflationary pressures. Similarly, a strong

PGIM Select Real Estate Fund    11

Strategy and Performance Overview* (continued)

recovery in the US could stoke inflationary pressures beyond mere transitory impacts. This could drive expectations of quicker and additional interest rate hikes. Supply-chain concerns could hamper growth while creating an inflation spiral that is harder to arrest. Within the Fund’s individual sectors, a sharper rise in long-term real interest rates could negatively impact regional REIT valuations. In the event of setbacks on the geopolitical front and potential COVID-19 variants, risk appetite could remain in check heading into 2023.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Comments on Largest Holdings (unaudited)

9.8% Prologis Inc., Industrial REITs

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. The company also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

7.5% Equity Residential, Residential REITs

Equity Residential acquires, develops, and manages apartment complexes in the US.

6.5% Welltower Inc., Health Care REITs

Welltower invests in senior housing operators, post-acute providers, and health systems, and delivers the healthcare infrastructure necessary to facilitate better treatment. Welltower serves customers in the US, Canada, and the UK.

4.5% Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities

Mitsui Fudosan provides overall real estate services such as leasing, subdivision, construction, sales, and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities, including hotels and golf places, and provides financial services, such as securitization.

3.6% Public Storage, Specialized REITs

Public Storage acquires, develops, owns, and operates self-storage facilities in the US. Public Storage also owns an equity interest in an owner and operator of self-storage facilities in Europe.

PGIM Select Real Estate Fund    13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

14    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Select Real Estate Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 764.20	1.32%	$ 5.87

	Hypothetical	$1,000.00	$1,018.55	1.32%	$ 6.72

Class C	Actual	$1,000.00	$ 761.20	2.05%	$ 9.10

	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class Z	Actual	$1,000.00	$ 765.20	1.07%	$ 4.76

	Hypothetical	$1,000.00	$1,019.81	1.07%	$ 5.45

Class R6	Actual	$1,000.00	$ 765.90	0.91%	$ 4.05

	Hypothetical	$1,000.00	$1,020.62	0.91%	$ 4.63

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Select Real Estate Fund    15

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS

Diversified Real Estate Activities 4.5%

Mitsui Fudosan Co. Ltd. (Japan)	606,204	$11,607,820

Diversified REITs 1.8%

Essential Properties Realty Trust, Inc.	220,342	4,741,760

Health Care REITs 11.4%

Aedifica SA (Belgium)	42,424	3,235,373
Healthcare Realty Trust, Inc.(a)	212,184	4,313,701
Omega Healthcare Investors, Inc.	158,377	5,033,221
Welltower, Inc.(a)	277,945	16,965,763

		29,548,058

Hotel & Resort REITs 5.9%

Apple Hospitality REIT, Inc.	115,630	1,979,586
Invincible Investment Corp. (Japan)	22,529	7,072,157
Japan Hotel REIT Investment Corp. (Japan)	12,125	6,388,141

		15,439,884

Industrial REITs 17.7%

Americold Realty Trust, Inc.	278,226	6,746,980
GLP J-REIT (Japan)	3,430	3,557,192
Prologis, Inc.	229,840	25,454,780
Segro PLC (United Kingdom)	396,775	3,570,977
Summit Industrial Income REIT (Canada)	525,115	6,710,649

		46,040,578

Real Estate Development 1.3%

CK Asset Holdings Ltd. (Hong Kong)	605,801	3,349,214

Real Estate Operating Companies 6.6%

Capitaland Investment Ltd. (Singapore)	2,170,731	4,616,376
Grainger PLC (United Kingdom)	782,038	2,033,371
Pandox AB (Sweden)*	310,350	3,800,589
Shurgard Self Storage SA (Belgium)	103,930	4,525,213
Swire Properties Ltd. (Hong Kong)	596,494	1,146,410
VGP NV (Belgium)	12,381	938,782

		17,060,741

See Notes to Financial Statements.

PGIM Select Real Estate Fund    17

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Residential REITs 19.4%

American Homes 4 Rent (Class A Stock)	82,434	$2,632,942
Camden Property Trust	82,289	9,508,494
Equity LifeStyle Properties, Inc.	96,162	6,150,521
Equity Residential	308,736	19,456,543
Ingenia Communities Group (Australia)	668,967	1,678,698
InterRent Real Estate Investment Trust (Canada)	400,118	3,368,704
Sun Communities, Inc.	56,638	7,637,634

		50,433,536

Retail REITs 15.2%

Agree Realty Corp.	84,000	5,770,800
Brixmor Property Group, Inc.	175,266	3,734,918
CapitaLand Integrated Commercial Trust (Singapore)	2,742,837	3,640,169
Japan Metropolitan Fund Investment Corp. (Japan)	5,244	3,863,409
Kite Realty Group Trust	279,365	5,486,729
Lendlease Global Commercial REIT (Singapore)	9,532,271	4,718,124
Link REIT (Hong Kong)	586,596	3,467,144
National Retail Properties, Inc.	138,672	5,828,384
NETSTREIT Corp.	88,258	1,661,016
Spirit Realty Capital, Inc.	36,528	1,418,382

		39,589,075

Specialized REITs 15.0%

Big Yellow Group PLC (United Kingdom)	469,057	6,035,625
CubeSmart	56,504	2,365,822
Digital Realty Trust, Inc.	86,066	8,628,116
Equinix, Inc.	5,625	3,186,225
National Storage REIT (Australia)	4,307,098	7,207,211
Public Storage	37,853	11,724,967

		39,147,966

TOTAL LONG-TERM INVESTMENTS (cost $293,264,898)		256,958,632

SHORT-TERM INVESTMENTS 6.9%

AFFILIATED MUTUAL FUND 5.9%
PGIM Institutional Money Market Fund (cost $15,192,724; includes $15,172,887 of cash collateral for securities on loan)(b)(wa)	15,207,204	15,193,517

See Notes to Financial Statements.

18

Description	Shares	Value

UNAFFILIATED FUND 1.0%
Dreyfus Government Cash Management (Institutional Shares) (cost $2,649,593)	2,649,593	$2,649,593

TOTAL SHORT-TERM INVESTMENTS (cost $17,842,317)		17,843,110

TOTAL INVESTMENTS 105.7% (cost $311,107,215)		274,801,742
Liabilities in excess of other assets (5.7)%		(14,803,508)

NET ASSETS 100.0%		$259,998,234

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,748,680; cash collateral of $15,172,887 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$8,885,909	$—
Belgium	—	8,699,368	—

See Notes to Financial Statements.

PGIM Select Real Estate Fund    19

Schedule of Investments  (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Canada	$10,079,353	$—	$—
Hong Kong	—	7,962,768	—
Japan	—	32,488,719	—
Singapore	—	12,974,669	—
Sweden	—	3,800,589	—
United Kingdom	—	11,639,973	—
United States	160,427,284	—	—
Short-Term Investments
Affiliated Mutual Fund	15,193,517	—	—
Unaffiliated Fund	2,649,593	—	—

Total	$188,349,747	$86,451,995	$—

Country Allocation:

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

United States (including 5.8% of collateral for securities on loan)	68.6%

Japan	12.4
Singapore	5.0
United Kingdom	4.5
Canada	3.9
Australia	3.4
Belgium	3.4

Hong Kong	3.0%
Sweden	1.5

105.7
Liabilities in excess of other assets	(5.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$14,748,680	$(14,748,680)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $14,748,680:
Unaffiliated investments (cost $295,914,491)	$259,608,225
Affiliated investments (cost $15,192,724)	15,193,517
Foreign currency, at value (cost $32)	32
Receivable for investments sold	2,414,375
Receivable for Fund shares sold	1,016,980
Dividends receivable	518,710
Tax reclaim receivable	170,924
Prepaid expenses and other assets	8,160

Total Assets	278,930,923

Liabilities

Payable to broker for collateral for securities on loan	15,172,887
Payable for investments purchased	2,333,377
Payable for Fund shares purchased	1,122,899
Management fee payable	169,125
Accrued expenses and other liabilities	128,154
Distribution fee payable	3,787
Trustees’ fees payable	1,300
Affiliated transfer agent fee payable	1,160

Total Liabilities	18,932,689

Net Assets	$259,998,234

Net assets were comprised of:
Shares of beneficial interest, at par	$24,076
Paid-in capital in excess of par	337,459,089
Total distributable earnings (loss)	(77,484,931)

Net assets, October 31, 2022	$259,998,234

See Notes to Financial Statements.

PGIM Select Real Estate Fund    21

Statement of Assets and Liabilities

as of October 31, 2022

Class A

Net asset value and redemption price per share, ($10,981,500 ÷ 1,012,971 shares of beneficial interest issued and outstanding)	$10.84
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price to public	$11.47

Class C

Net asset value, offering price and redemption price per share, ($1,753,595 ÷ 163,971 shares of beneficial interest issued and outstanding)	$10.69

Class Z

Net asset value, offering price and redemption price per share, ($171,629,397 ÷ 15,810,082 shares of beneficial interest issued and outstanding)	$10.86

Class R6

Net asset value, offering price and redemption price per share, ($75,633,742 ÷ 7,089,342 shares of beneficial interest issued and outstanding)	$10.67

See Notes to Financial Statements.

22

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $269,394 foreign withholding tax)	$7,856,940
Income from securities lending, net (including affiliated income of $8,225)	8,499
Affiliated dividend income	1,075

Total income	7,866,514

Expenses
Management fee	2,736,792
Distribution fee(a)	56,570
Transfer agent’s fees and expenses (including affiliated expense of $17,789)(a)	329,685
Custodian and accounting fees	93,466
Registration fees(a)	79,997
Shareholders’ reports	33,167
Audit fee	32,000
Legal fees and expenses	22,964
Trustees’ fees	14,020
Miscellaneous	36,878

Total expenses	3,435,539
Less: Fee waiver and/or expense reimbursement(a)	(20,871)
Distribution fee waiver(a)	(5,816)

Net expenses	3,408,852

Net investment income (loss)	4,457,662

Realized And Unrealized Gain (Loss)On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $343)	(38,650,655)
Foreign currency transactions	(53,639)

(38,704,294)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $793)	(70,955,339)
Foreign currencies	(32,038)

(70,987,377)

Net gain (loss) on investment and foreign currency transactions	(109,691,671)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(105,234,009)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	34,895	21,675	—	—
Transfer agent’s fees and expenses	15,246	3,278	309,428	1,733
Registration fees	15,887	11,672	30,666	21,772
Fee waiver and/or expense reimbursement	(9,895)	(10,976)	—	—
Distribution fee waiver	(5,816)	—	—	—

See Notes to Financial Statements.

PGIM Select Real Estate Fund    23

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,457,662	$1,813,565
Net realized gain (loss) on investment and foreign currency transactions	(38,704,294)	14,087,807
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(70,987,377)	32,748,400

Net increase (decrease) in net assets resulting from operations	(105,234,009)	48,649,772

Dividends and Distributions
Distributions from distributable earnings
Class A	(414,882)	(70,197)
Class C	(91,196)	(5,910)
Class Z	(10,983,011)	(1,699,095)
Class R6	(5,037,561)	(918,302)

	(16,526,650)	(2,693,504)

Tax return of capital distributions
Class A	(24,202)	—
Class C	(5,320)	—
Class Z	(640,682)	—
Class R6	(293,861)	—

	(964,065)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	188,423,446	269,891,981
Net asset value of shares issued in reinvestment of dividends and distributions	17,480,857	2,689,833
Cost of shares purchased	(151,688,740)	(39,255,864)

Net increase (decrease) in net assets from Fund share transactions	54,215,563	233,325,950

Total increase (decrease)	(68,509,161)	279,282,218

Net Assets:

Beginning of year	328,507,395	49,225,177

End of year	$259,998,234	$328,507,395

See Notes to Financial Statements.

24

Financial Highlights

Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.54	$11.48	$13.18	$10.33	$10.54
Income (loss)from investment operations:
Net investment income (loss)	0.14	0.10	0.15	0.16	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.12)	4.18	(1.16)	3.10	(0.08)
Total from investment operations	(3.98)	4.28	(1.01)	3.26	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.43)	(0.21)	(0.25)
Tax return of capital distributions	(0.04)	-	-	-	-
Distributions from net realized gains	(0.46)	-	(0.26)	(0.20)	-
Total dividends and distributions	(0.72)	(0.22)	(0.69)	(0.41)	(0.25)
Net asset value, end of year	$10.84	$15.54	$11.48	$13.18	$10.33
Total Return(b):	(26.71)%	37.61%	(7.90)%	32.64%	0.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,982	$6,733	$3,878	$4,447	$2,612
Average net assets (000)	$11,632	$4,803	$4,534	$3,205	$1,645
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses before waivers and/or expense reimbursement	1.44%	1.57%	2.11%	3.04%	4.02%
Net investment income (loss)	1.05%	0.74%	1.26%	1.36%	1.14%
Portfolio turnover rate(d)	137%	165%	313%	242%	202%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Select Real Estate Fund    25

Financial Highlights  (continued)

Class C Shares
	Year Ended October 31,
	2022	2021		2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.33	$11.35		$13.03	$10.23	$10.44
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.01	)(b)	0.06	0.06	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.05)	4.12		(1.13)	3.08	(0.12)
Total from investment operations	(4.02)	4.11		(1.07)	3.14	(0.03)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.13)		(0.35)	(0.14)	(0.18)
Tax return of capital distributions	(0.04)	-		-	-	-
Distributions from net realized gains	(0.46)	-		(0.26)	(0.20)	-
Total dividends and distributions	(0.62)	(0.13)		(0.61)	(0.34)	(0.18)
Net asset value, end of year	$10.69	$15.33		$11.35	$13.03	$10.23
Total Return(c):	(27.25)%	36.64%		(8.60)%	31.59%	(0.34)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,754	$1,636		$605	$351	$56
Average net assets (000)	$2,168	$1,021		$532	$148	$64
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.05%	2.05%		2.05%	2.05%	2.05%
Expenses before waivers and/or expense reimbursement	2.56%	2.95%		5.31%	11.73%	29.08%
Net investment income (loss)	0.26%	(0.06)%		0.55%	0.54%	0.91%
Portfolio turnover rate(e)	137%	165%		313%	242%	202%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class Z Shares

	Year Ended October 31,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.56	$11.49	$13.20	$10.34	$10.56
Income (loss)from investment operations:
Net investment income (loss)	0.18	0.13	0.16	0.19	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.12)	4.19	(1.15)	3.11	(0.16)
Total from investment operations	(3.94)	4.32	(0.99)	3.30	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.46)	(0.24)	(0.28)
Tax return of capital distributions	(0.04)	-	-	-	-
Distributions from net realized gains	(0.46)	-	(0.26)	(0.20)	-
Total dividends and distributions	(0.76)	(0.25)	(0.72)	(0.44)	(0.28)
Net asset value, end of year	$10.86	$15.56	$11.49	$13.20	$10.34
Total Return(b):	(26.46)%	38.04%	(7.73)%	33.02%	0.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$171,629	$226,286	$29,056	$6,366	$65
Average net assets (000)	$235,834	$126,992	$14,227	$1,621	$145
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.01%	1.04%	1.05%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	1.01%	1.04%	1.61%	2.85%	14.17%
Net investment income (loss)	1.29%	0.92%	1.40%	1.48%	2.07%
Portfolio turnover rate(d)	137%	165%	313%	242%	202%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Select Real Estate Fund    27

Financial Highlights  (continued)

Class R6 Shares

	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.31	$11.31	$13.00	$10.19	$10.40
Income (loss)from investment operations:
Net investment income (loss)	0.19	0.15	0.18	0.18	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.06)	4.11	(1.15)	3.07	(0.13)
Total from investment operations	(3.87)	4.26	(0.97)	3.25	0.07
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.46)	(0.24)	(0.28)
Tax return of capital distributions	(0.04)	-	-	-	-
Distributions from net realized gains	(0.46)	-	(0.26)	(0.20)	-
Total dividends and distributions	(0.77)	(0.26)	(0.72)	(0.44)	(0.28)
Net asset value, end of year	$10.67	$15.31	$11.31	$13.00	$10.19
Total Return(b):	(26.39)%	38.10%	(7.70)%	33.02%	0.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$75,634	$93,853	$15,686	$17,138	$5,970
Average net assets (000)	$92,466	$57,833	$16,060	$8,739	$6,039
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.89%	0.94%	1.05%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	0.89%	0.94%	1.42%	2.25%	3.07%
Net investment income (loss)	1.40%	1.06%	1.56%	1.56%	1.89%
Portfolio turnover rate(d)	137%	165%	313%	242%	202%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Select Real Estate Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services— Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Select Real Estate Fund    29

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

30

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses)from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Select Real Estate Fund    31

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

32

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

PGIM Select Real Estate Fund    33

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit, PGIM Real Estate, and PGIM Real Estate (UK) Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (collectively referred to herein as the “subadviser”). The Manager pays for the services of subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.80% on average daily net assets up to and including $1 billion;	0.80%
0.78% on the next $2 billion of average daily net assets;
0.76% on the next $2 billion of average daily net assets;
0.75% on the next $5 billion of average daily net assets;
0.74% on average daily net assets exceeding $10 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

34

realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.30%
C	2.05
Z	1.05
R6	1.05

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$77,170	$—
C	—	1,635

PGIM Investments, PGIM, Inc., PGIM Real Estate (UK) Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Select Real Estate Fund    35

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$502,612,624	$460,538,149

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$2,866,302	$35,146,155	$38,012,457	$—	$—	$—	—	$1,075

36

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$ —	$230,054,509	$214,862,128	$793	$343	$15,193,517	15,207,204	$8,225(2)
$2,866,302	$265,200,664	$252,874,585	$793	$343	$15,193,517		$9,300

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $14,767,334 of ordinary income, $1,759,316 of long-term capital gains and $964,065 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $2,693,504 of ordinary income.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$316,244,337	$6,487,933	$(47,930,528)	$(41,442,595)

The GAAP basis differs from tax basis primarily due to deferred losses on wash sales and investments in passive foreign investment companies.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $36,042,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31,

PGIM Select Real Estate Fund    37

Notes to Financial Statements (continued)

2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	221,498	21.9%
C	1,280	0.8
R6	1,453,640	20.5

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	3	80.9

38

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A

Year ended October 31, 2022:
Shares sold	729,508	$ 10,506,840
Shares issued in reinvestment of dividends and distributions	31,595	438,849
Shares purchased	(187,168)	(2,503,324)
Net increase (decrease) in shares outstanding before conversion	573,935	8,442,365
Shares issued upon conversion from other share class(es)	7,131	78,490
Shares purchased upon conversion into other share class(es)	(1,433)	(21,124)
Net increase (decrease) in shares outstanding	579,633	$ 8,499,731

Year ended October 31, 2021:
Shares sold	198,267	$ 2,874,733
Shares issued in reinvestment of dividends and distributions	5,277	69,387
Shares purchased	(94,647)	(1,279,321)
Net increase (decrease) in shares outstanding before conversion	108,897	1,664,799
Shares issued upon conversion from other share class(es)	183	2,546
Shares purchased upon conversion into other share class(es)	(13,661)	(205,052)
Net increase (decrease) in shares outstanding	95,419	$ 1,462,293

Class C
Year ended October 31, 2022:
Shares sold	122,024	$ 1,749,306
Shares issued in reinvestment of dividends and distributions	6,629	94,764
Shares purchased	(64,019)	(849,402)
Net increase (decrease) in shares outstanding before conversion	64,634	994,668
Shares purchased upon conversion into other share class(es)	(7,369)	(80,418)
Net increase (decrease) in shares outstanding	57,265	$ 914,250

Year ended October 31, 2021:
Shares sold	71,343	$ 998,329
Shares issued in reinvestment of dividends and distributions	443	5,538
Shares purchased	(13,215)	(175,530)
Net increase (decrease) in shares outstanding before conversion	58,571	828,337
Shares purchased upon conversion into other share class(es)	(5,162)	(65,704)
Net increase (decrease) in shares outstanding	53,409	$ 762,633

Class Z
Year ended October 31, 2022:
Shares sold	8,857,165	$ 124,834,508
Shares issued in reinvestment of dividends and distributions	819,289	11,616,446
Shares purchased	(8,410,286)	(106,630,767)
Net increase (decrease) in shares outstanding before conversion	1,266,168	29,820,187
Shares issued upon conversion from other share class(es)	1,826	26,512
Net increase (decrease) in shares outstanding	1,267,994	$ 29,846,699

PGIM Select Real Estate Fund    39

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	13,350,960	$ 186,168,605
Shares issued in reinvestment of dividends and distributions	121,767	1,696,608
Shares purchased	(1,477,815)	(21,446,422)
Net increase (decrease) in shares outstanding before conversion	11,994,912	166,418,791
Shares issued upon conversion from other share class(es)	19,401	280,074
Net increase (decrease) in shares outstanding	12,014,313	$ 166,698,865

Class R6
Year ended October 31, 2022:
Shares sold	3,629,909	$ 51,332,792
Shares issued in reinvestment of dividends and distributions	383,091	5,330,798
Shares purchased	(3,053,513)	(41,705,247)
Net increase (decrease) in shares outstanding before conversion	959,487	14,958,343
Shares purchased upon conversion into other share class(es)	(263)	(3,460)
Net increase (decrease) in shares outstanding	959,224	$ 14,954,883

Year ended October 31, 2021:
Shares sold	5,802,725	$ 79,850,314
Shares issued in reinvestment of dividends and distributions	67,943	918,300
Shares purchased	(1,126,477)	(16,354,591)
Net increase (decrease) in shares outstanding before conversion	4,744,191	64,414,023
Shares purchased upon conversion into other share class(es)	(877)	(11,864)
Net increase (decrease) in shares outstanding	4,743,314	$ 64,402,159

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

40

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 37 days that the Fund had loans outstanding during the period was approximately $2,908,595, borrowed at a weighted average interest rate of 2.52%. The maximum loan outstanding amount during the period was $13,822,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and

PGIM Select Real Estate Fund    41

Notes to Financial Statements (continued)

political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

42

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain

PGIM Select Real Estate Fund    43

Notes to Financial Statements (continued)

classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

44

An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Selection Risk: Selection risk is the risk that the securities selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

PGIM Select Real Estate Fund    45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM Select Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Select Real Estate Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $0.08 for Class A, C, R6, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2022, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than 19.97% of the ordinary income dividends paid during the year as qualified dividend income.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2022.

PGIM Select Real Estate Fund    47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS   (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Select Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Select Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Select Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Select Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Select Real Estate Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit (“PGIM Real Estate”), and PGIM Real Estate (UK) Limited (“PGIM RE (UK)”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIM RE (UK). Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1 PGIM Select Real Estate Fund is a series of Prudential Investment Portfolios 9.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM, which, through its PGIM Real Estate unit, and PGIM RE (UK), serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Real Estate and PGIM RE (UK). The Board noted that PGIM Real Estate and PGIM RE (UK) are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate and PGIM RE (UK), including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Real Estate and PGIM RE (UK), and also considered the qualifications, backgrounds and responsibilities of the PGIM Real Estate and PGIM RE (UK) portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, PGIM’s and PGIM RE (UK)’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, PGIM and PGIM RE (UK). The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, PGIM and PGIM RE (UK).

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate and PGIM RE (UK), and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Real Estate and PGIM RE (UK) under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale, can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Real Estate and PGIM RE (UK)

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate, PGIM RE (UK) and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate and PGIM RE (UK) included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Real Estate and PGIM RE (UK) were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021. The Board considered that the Fund commenced investment operations on August 1, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class R6 shares, and 1.05% for Class Z shares through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Select Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

	PGIM Real Estate (UK) Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Select Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SELECT REAL ESTATE FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	SREAX	SRECX	SREZX	SREQX

CUSIP	74441J811	74441J795	74441J779	74441J787

MF223E

PGIM INTERNATIONAL BOND FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM International Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM International Bond Fund

December 15, 2022

PGIM International Bond Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-22.03	-1.74	-0.43 (12/14/2016)

(without sales charges)	-19.41	-1.09	0.13 (12/14/2016)

Class C

(with sales charges)	-20.89	-1.86	-0.65 (12/14/2016)

(without sales charges)	-20.13	-1.86	-0.65 (12/14/2016)

Class Z

(without sales charges)	-19.12	-0.78	0.44 (12/14/2016)

Class R6

(without sales charges)	-19.08	-0.75	0.46 (12/14/2016)

Bloomberg Global Aggregate ex-USD (USD Hedged) Index

	-9.02	0.67	0.98

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Global Aggregate ex-USD (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 14, 2016) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM International Bond Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg Global Aggregate ex-USD (USD Hedged) Index—The Bloomberg Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets, with index components for the Pan-European Aggregate and the Asian-Pacific Aggregate excluding US dollar-denominated components. Returns for the Index are hedged to the US dollar.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	9.3

AA	9.8

A	20.5

BBB	32.2

BB	11.3

B	5.5

CCC	0.8

Not Rated	-0.1

Cash/Cash Equivalents	10.7

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.47	5.60	5.51

Class C	0.40	5.05	-19.96

Class Z	0.50	6.15	8.76

Class R6	0.50	6.21	5.51

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM International Bond Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM International Bond Fund’s Class Z shares returned -19.12% in the 12-month reporting period that ended October 31, 2022, underperforming the -9.02% return of the Bloomberg Global Aggregate ex-USD (USD Hedged) Index (the Index).

What were the market conditions?

●

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads to be notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had been over the prior decade of low inflation. A succession of federal funds rate hikes—including outsized 75 basis-point (bp) hikes in June, July, and September—confirmed to markets that the Federal Reserve (the Fed) is fully focused on tackling inflation. (One basis point equals 0.01%.)

●

At the August Jackson Hole symposium, Fed Chairman Jerome Powell’s speech was successful in lifting rate-hike expectations for 2022 and removing market pricing for rate cuts in 2023. While long-run inflation expectations remain relatively subdued at this point, Powell expressed the need to exercise vigilance about the trajectory of market expectations to avoid a self-fulfilling inflation spiral. Underpinning this escalation in rhetoric was the reality that Fed officials don’t know how high they will ultimately take the federal funds rate in order to tame inflation.

●

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted during the last three months of the period. The 10-year/2-year Treasury spread declined from 1.10% on October 31, 2021 to -0.44% by the end of the period.

●

Beginning the period at 1.55%, US 10-year Treasury yields ended the period at 4.05%. Meanwhile, the yield on the 2-year Treasury note ended the period at 4.49%, a rise of 404 bps since the beginning of the period.

●

In Europe, German 10-year bond yields rose to end the period at 2.43% as the European Central Bank (ECB) raised rates amid mounting inflationary pressures driven by demand and supply-chain bottlenecks. Similarly, UK 10-year bond yields rose over the period to end it at 3.51% as the Bank of England raised rates in order to bring inflation under control.

●

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through

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much of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads widened, with collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed may begin selling MBS if officials need to step up their inflation fight.

What worked?

●	The Fund’s yield curve positioning, in both developed market and emerging market rates, contributed to performance during the reporting period.

●

While overall security selection detracted from performance, selection in developed market investment-grade corporate bonds, emerging market Treasuries, and emerging market derivatives linked to the London Interbank Offered Rate (LIBOR) contributed to performance over the period.

●

While overall sector allocation detracted, underweights relative to the Index to developed market agency securities, developed market investment-grade corporate bonds, and developed market covered bonds contributed.

●	Within credit, positioning in the other financials, banking, and chemicals sectors contributed.

●	In individual security selection, the Fund benefited from positioning in Mexico, Saudi Arabia, and the Republic of Croatia.

What didn’t work?

●	During the period, the Fund’s long duration bias detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●	Within security selection, positions in emerging markets sovereign debt, emerging markets agency securities, developed markets Treasuries, and developed markets high yield bonds detracted the most.

●	Within sector allocation, overweights relative to the Index to emerging markets sovereign debt, developed markets CMBS, and developed markets sovereign debt detracted from performance.

●	Within credit, positioning in foreign non-corporate bonds as well as the paper & packaging and consumer non-cyclicals sectors detracted from performance.

●	In individual security selection, overweights relative to the Index to the Republic of Ukraine, the Russian Federation, and the Republic of Greece detracted from performance.

PGIM International Bond Fund    9

Strategy and Performance Overview* (continued)

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund held positions in Russia combined with the use of derivatives designed to offset the decline in value of certain Russian securities. The Fund also used interest rate futures, options, and swaps during the period to help manage duration positioning and yield curve exposure. The use of futures and swaps detracted from performance, while the use of options contributed. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negligible impact on performance over the period.

Current outlook

●

PGIM Fixed Income maintains that it will likely take another quarter to see a material downtrend in the key categories of services inflation. Such relief would come from a combination of a slowdown in labor demand, in line with other slowing measures of aggregate demand, and incremental gains in labor supply as workers with lower balances of savings are drawn back into the workforce.

●

Based on its review of inflation and other macroeconomic data, PGIM Fixed Income believes the Fed is unlikely to soon stop raising rates and, as a result, recently raised its terminal rate projection to 4.75% by January—assuming 50-bp and 25-bp rate hikes in December and January, respectively. This would likely be followed by precautionary rate cuts by the end of the second quarter of 2023, as the downturn takes hold amid a negative fiscal impulse, mounting external shocks, and tighter financial conditions.

●

In Europe, PGIM Fixed Income expects rates to rise by 50 bps when the ECB meets in December, taking the deposit facility rate to 2% before pausing through the winter period and, ultimately, peaking at less than 3%. However, if inflation continues surprising to the upside, particularly if nominal wages or inflation expectations start to inch above levels consistent with the 2% inflation target, then such a dovish shift could prove premature. In that case, PGIM Fixed Income would expect sequential rate hikes to continue, with rates peaking above 3%.

●

Beyond the progression of events over the next few quarters or years, PGIM Fixed Income expects economic conditions to eventually return to a configuration more like pre-COVID-19 conditions, as an aging demographic and high debt burdens are likely to drive a return to moderate growth and inflation, which may lead to a lower interest rate environment.

●

PGIM Fixed Income maintains its positive view of spread sectors over the medium to long term and holds allocations to structured products (CLOs, CMBS), investment-grade corporate bonds, high yield bonds, and emerging markets.

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●

In terms of calling the peak in long-term rates, given the economic strength and level of inflation, PGIM Fixed income believes it’s too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case is that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this interest rate hiking cycle when it is eventually reached. In the meantime, the best course will be to focus on the micro-alpha opportunities within and across sectors, in PGIM Fixed Income’s view.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM International Bond Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

12    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM International Bond Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$ 1,000.00	$ 934.00	0.99%	$ 4.83

	Hypothetical	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04

Class C	Actual	$ 1,000.00	$ 930.40	1.74%	$ 8.47

	Hypothetical	$ 1,000.00	$ 1,016.43	1.74%	$ 8.84

Class Z	Actual	$ 1,000.00	$ 936.90	0.63%	$ 3.08

	Hypothetical	$ 1,000.00	$ 1,022.03	0.63%	$ 3.21

Class R6	Actual	$ 1,000.00	$ 936.00	0.58%	$ 2.83

	Hypothetical	$ 1,000.00	$ 1,022.28	0.58%	$ 2.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM International Bond Fund    13

Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 93.1%

ASSET-BACKED SECURITIES 4.2%

Cayman Islands 2.7%

HPS Loan Management Ltd.,
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	5.383%(c)	04/20/34		500	$477,572
Mountain View CLO Ltd.,
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	5.329(c)	10/15/34		250	240,829

					718,401

United States 1.5%

Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A	3.870	08/08/25		86	82,893
Silver Creek CLO Ltd.,
Series 2014-01A,Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	5.483(c)	07/20/30		197	194,516
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	6.386(c)	06/25/24		150	139,347

					416,756

TOTAL ASSET-BACKED SECURITIES (cost $1,183,244)					1,135,157

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.2%

Canada 0.1%

Real Estate Asset Liquidity Trust,
Series 2020-01A, Class A1, 144A	2.381(cc)	02/12/55	CAD	22	14,756

United Kingdom 1.9%

Salus European Loan Conduit DAC,
Series 33A, Class A, 144A, SONIA + 1.619% (Cap 6.500%, Floor 1.500%)	3.809(c)	01/23/29	GBP	200	228,080

Taurus DAC,
Series 2021-UK4A, Class B, 144A, SONIA + 1.500% (Cap N/A, Floor 1.500%)	3.459(c)	08/17/31	GBP	95	102,628

See Notes to Financial Statements.

PGIM International Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United Kingdom (cont’d.)

Taurus DAC, (cont’d.)
Series 2021-UK4A, Class C, 144A, SONIA + 1.750% (Cap N/A, Floor 1.750%)	3.709%(c)	08/17/31	GBP	96	$99,500
Series 2021-UK4A, Class D, 144A, SONIA + 2.100% (Cap N/A, Floor 2.100%)	4.059(c)	08/17/31	GBP	95	95,904

					526,112

United States 5.2%

BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	6.062(c)	10/15/36		255	243,671
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	6.178(c)	11/15/37		98	93,367
FHLMC Multifamily Structured Pass-Through Certificates,
Series K111, Class X1, IO	1.572(cc)	05/25/30		398	35,534
Series K113, Class X1, IO	1.380(cc)	06/25/30		1,150	91,683
Series KG03, Class X1, IO	1.380(cc)	06/25/30		1,288	100,356
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40		250	141,270
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36		300	247,119
One New York Plaza Trust,
Series 2020-01NYP, Class C, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	5.612(c)	01/15/36		100	93,501
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	6.162(c)	01/15/36		100	93,315
Wells Fargo Commercial Mortgage Trust,
Series 2021-FCMT, Class C, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	5.812(c)	05/15/31		100	93,219
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)	7.912(c)	05/15/31		200	183,861

					1,416,896

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,290,731)					1,957,764

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS 26.7%

Australia 0.3%

Transurban Finance Co. Pty Ltd.,
Sr. Sec’d. Notes, EMTN	2.000%	08/28/25	EUR	100	$93,859

Belgium 0.2%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes	4.900	02/01/46		60	52,053

Brazil 0.3%

Petrobras Global Finance BV,
Gtd. Notes	6.625	01/16/34	GBP	100	95,779

Bulgaria 0.3%

Bulgarian Energy Holding EAD,
Sr. Unsec’d. Notes	2.450	07/22/28	EUR	100	70,895

China 1.3%

Agricultural Development Bank of China,
Sr. Unsec’d. Notes	3.800	10/27/30	CNH	2,000	281,702
Aircraft Finance Co. Ltd.,
Sr. Sec’d. Notes, Series B	4.100	03/29/26		62	61,182

					342,884

France 2.1%

Altice France SA,
Sr. Sec’d. Notes	3.375	01/15/28	EUR	100	75,691
Sr. Sec’d. Notes, 144A	2.500	01/15/25	EUR	100	87,633
Sr. Sec’d. Notes, 144A	3.375	01/15/28	EUR	100	75,691
Iliad Holding SASU,
Sr. Sec’d. Notes, 144A	5.125	10/15/26	EUR	100	91,809
La Poste SA,
Sr. Unsec’d. Notes, EMTN	1.375	04/21/32	EUR	100	80,920
SNCF Reseau,
Sr. Unsec’d. Notes, Series MPLE	4.700	06/01/35	CAD	100	75,101
Verallia SA,
Gtd. Notes	1.625	05/14/28	EUR	100	81,704

					568,549

See Notes to Financial Statements.

PGIM International Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Germany 2.2%

Allianz SE,
Jr. Sub. Notes	3.375%(ff)	09/18/24(oo)	EUR	200	$190,928
Techem Verwaltungsgesellschaft 674 mbH,
Sr. Sec’d. Notes	6.000	07/30/26	EUR	88	80,880
TK Elevator Midco GmbH,
Sr. Sec’d. Notes, 144A	4.375	07/15/27	EUR	100	83,619
Volkswagen International Finance NV,
Gtd. Notes	2.700(ff)	12/14/22(oo)	EUR	100	98,460
Gtd. Notes	4.625(ff)	03/24/26(oo)	EUR	150	140,378

					594,265

Hong Kong 0.8%

HKT Capital No. 3 Ltd.,
Gtd. Notes	1.650	04/10/27	EUR	100	85,420
Sun Hung Kai Properties Capital Market Ltd.,
Gtd. Notes, EMTN	3.200	08/14/27	CNH	1,000	129,971

					215,391

Hungary 0.3%

MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes	1.375	06/24/25	EUR	100	89,363

Iceland 0.3%

Landsvirkjun,
Gov’t. Gtd. Notes, EMTN, 3 Month EURIBOR + 0.090%	1.592(c)	07/24/26	EUR	100	97,078

India 0.3%

NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR	100	90,660

Indonesia 0.2%

Perusahaan Perseroan Persero PT Perusahaan
Listrik Negara,
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	100	69,072

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Italy 0.9%

Assicurazioni Generali SpA,
Sub. Notes, EMTN	5.500%(ff)	10/27/47	EUR	100	$96,853
Nexi SpA,
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	200	157,275

					254,128

Kazakhstan 0.2%

Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250	12/05/23	CHF	50	43,591

Luxembourg 1.1%

ARD Finance SA,
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	67,067
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	67,067
Matterhorn Telecom SA,
Sr. Sec’d. Notes	3.125	09/15/26	EUR	200	173,160

					307,294

Mexico 1.2%

Petroleos Mexicanos,
Gtd. Notes	3.625	11/24/25	EUR	200	170,078
Gtd. Notes, EMTN	4.875	02/21/28	EUR	200	152,536

					322,614

Netherlands 1.8%

Cooperatieve Rabobank UA,
Sr. Unsec’d. Notes, GMTN	3.500	12/14/26	AUD	100	59,127
OCI NV,
Sr. Sec’d. Notes	3.625	10/15/25	EUR	135	130,050
United Group BV,
Sr. Sec’d. Notes, 144A	3.125	02/15/26	EUR	200	153,356
Ziggo Bond Co. BV,
Gtd. Notes, 144A	3.375	02/28/30	EUR	200	145,027

					487,560

See Notes to Financial Statements.

PGIM International Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Peru 0.3%

Peru Enhanced Pass-Through Finance Ltd.,
Pass-Through Certificates	1.963%(s)	06/02/25			75	$69,989

Poland 0.8%

Bank Gospodarstwa Krajowego,
Gov’t. Gtd. Notes	1.625	04/30/28		EUR	250	207,116

Russia 0.8%

Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes	1.450	03/06/23	(d)	CHF	200	109,852
Sr. Unsec’d. Notes	2.500	03/21/26	(d)	EUR	200	108,707

						218,559

Spain 0.4%

Cellnex Finance Co. SA,
Gtd. Notes, EMTN	2.000	02/15/33		EUR	100	68,286
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 3.000% (original cost $42,295; purchased 10/09/20 - 09/30/22)(f)	11.000	09/30/26	(d)	EUR	36	33,006

						101,292

Supranational Bank 0.4%

European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, GMTN	6.450	12/13/22		IDR	408,000	26,147
European Investment Bank,
Sr. Unsec’d. Notes, 144A, EMTN	5.400	01/05/45		CAD	100	83,454

						109,601

United Arab Emirates 1.0%

Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes, GMTN	2.750	05/02/24		EUR	100	98,825
DP World Ltd.,
Sr. Unsec’d. Notes	4.250	09/25/30		GBP	100	105,384
Emirates NBD Bank PJSC,
Sr. Unsec’d. Notes, MTN	4.750	02/09/28		AUD	100	62,438

						266,647

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom 4.2%

Barclays PLC,
Sub. Notes, EMTN	2.000%(ff)	02/07/28	EUR	100	$97,086
Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	100	93,154
Bellis Finco PLC,
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	100	79,650
eG Global Finance PLC,
Sr. Sec’d. Notes	6.250	10/30/25	EUR	100	85,164
Sr. Sec’d. Notes, 144A	6.250	10/30/25	EUR	100	85,000
HSBC Holdings PLC,
Sr. Unsec’d. Notes, EMTN	3.350(ff)	02/16/24	AUD	200	127,490
InterContinental Hotels Group PLC,
Gtd. Notes, EMTN	1.625	10/08/24	EUR	200	187,083
Market Bidco Finco PLC,
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	100	86,732
Pinewood Finance Co. Ltd.,
Sr. Sec’d. Notes, 144A	3.250	09/30/25	GBP	100	99,772
Tesco PLC,
Sr. Unsec’d. Notes, EMTN	5.000	03/24/23	GBP	80	91,646
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes	5.000	04/15/27	GBP	100	104,478

					1,137,255

United States 5.0%

American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	88,751
American Medical Systems Europe BV,
Gtd. Notes	1.625	03/08/31	EUR	100	82,869
Avantor Funding, Inc.,
Sr. Sec’d. Notes	2.625	11/01/25	EUR	150	137,839
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes	8.375	09/01/26	EUR	100	90,720
Broadcom, Inc.,
Gtd. Notes, 144A	3.500	02/15/41		30	20,022
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, EMTN, 6 Month EURIBOR + 0.000% (Cap 5.500%, Floor 0.000%)	0.774(c)	08/12/25	EUR	100	95,681
JPMorgan Chase Bank, NA,
Sr. Unsec’d. Notes	4.762(s)	03/17/48	ITL(jj)	100,000	10,856
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		25	20,420

See Notes to Financial Statements.

PGIM International Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Morgan Guaranty Trust Co.,
Sr. Unsec’d. Notes	1.388%(s)	01/21/27	ITL(jj)	50,000	$21,131
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	1.875	03/06/30	EUR	100	81,492
Sr. Unsec’d. Notes, GMTN	5.148(ff)	01/25/34	EUR	100	101,614
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.375	04/24/30	GBP	150	106,873
Realty Income Corp.,
Sr. Unsec’d. Notes	2.200	06/15/28		5	4,146
Sr. Unsec’d. Notes	2.850	12/15/32		5	3,912
Spectrum Brands, Inc.,
Gtd. Notes	4.000	10/01/26	EUR	100	83,221
Stryker Corp.,
Sr. Unsec’d. Notes	2.625	11/30/30	EUR	100	88,978
UGI International LLC,
Gtd. Notes, 144A	2.500	12/01/29	EUR	100	72,934
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.250	04/08/30	EUR	100	82,035
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		25	22,218
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		50	47,490
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.425	12/13/26	EUR	100	92,251

					1,355,453

TOTAL CORPORATE BONDS (cost $9,715,264)					7,260,947

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.6%

Spain 0.1%

Retiro Mortgage Securities DAC,
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	3.578(c)	07/30/75	EUR	43	41,863

United States 1.5%

Bellemeade Re Ltd.,
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	4.747(c)	03/25/31		84	84,125

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Connecticut Avenue Securities Trust,
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	8.247%(c)	03/25/42		10	$9,425
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	6.997(c)	11/25/50		10	9,039
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	5.597(c)	11/25/50		37	37,336
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	5.897(c)	04/25/42		30	27,825
Legacy Mortgage Asset Trust,
Series 2020-GS01, Class A1, 144A	2.882	10/25/59		69	67,235
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	7.411(c)	12/25/22		78	76,475
PNMAC GMSR Issuer Trust,
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	6.236(c)	08/25/25		100	97,965

					409,425

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $469,241)					451,288

SOVEREIGN BONDS 53.4%

Belgium 1.5%

Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, 144A, Series 73	3.000	06/22/34	EUR	400	399,262

Brazil 1.5%

Brazil Loan Trust 1,
Gov’t. Gtd. Notes	5.477	07/24/23		24	24,004
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28		390	373,986

					397,990

See Notes to Financial Statements.

PGIM International Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Bulgaria 0.3%

Bulgaria Government International Bond,
Sr. Unsec’d. Notes, GMTN	3.125%	03/26/35	EUR	115	$90,088

Canada 0.7%

City of Toronto,
Sr. Unsec’d. Notes	3.500	06/02/36	CAD	100	65,535
Province of Nova Scotia,
Unsec’d. Notes	3.450	06/01/45	CAD	100	62,280
Province of Saskatchewan,
Unsec’d. Notes	2.750	12/02/46	CAD	100	55,028

					182,843

China 4.2%

China Government Bond,
Sr. Unsec’d. Notes	3.900	07/04/36	CNH	1,000	146,008
Sr. Unsec’d. Notes	3.950	06/29/43	CNH	500	72,629
China Government International Bond,
Sr. Unsec’d. Notes	0.250	11/25/30	EUR	100	76,461
Export-Import Bank of China (The),
Sr. Unsec’d. Notes	4.400	05/14/24	CNH	6,000	835,971

					1,131,069

Colombia 2.0%

Colombia Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	600	534,693

Croatia 0.7%

Croatia Government International Bond,
Sr. Unsec’d. Notes	2.700	06/15/28	EUR	200	189,966

Cyprus 2.0%

Cyprus Government International Bond,
Notes, EMTN	1.500	04/16/27	EUR	200	182,925
Sr. Unsec’d. Notes, EMTN	2.375	09/25/28	EUR	200	182,035
Sr. Unsec’d. Notes, EMTN	2.750	02/26/34	EUR	200	172,734

					537,694

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

France 5.0%

Caisse Francaise de Financement Local,
Covered Bonds, EMTN	4.680%	03/09/29	CAD	100	$74,240
French Republic Government Bond OAT,
Bonds(k)	0.000	05/25/32	EUR	1,145	883,857
Bonds	0.750	02/25/28	EUR	450	409,559

					1,367,656

Germany 3.3%

Bundesobligation,
Bonds, Series 181	0.000	04/11/25	EUR	100	94,345
Bundesschatzanweisungen,
Bonds(k)	0.200	06/14/24	EUR	835	802,653

					896,998

Greece 2.4%

Hellenic Republic Government Bond,
Sr. Unsec’d. Notes, 144A	1.875	02/04/35	EUR	744	537,495
Sr. Unsec’d. Notes, 144A	1.875	01/24/52	EUR	110	60,327
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	60	58,791

					656,613

Hong Kong 0.2%

Hong Kong Government International Bond,
Sr. Unsec’d. Notes, GMTN	1.000	11/24/41	EUR	100	65,141

Hungary 0.2%

Hungary Government International Bond,
Sr. Unsec’d. Notes	1.750	06/05/35	EUR	100	60,425

Indonesia 3.4%

Indonesia Government International Bond,
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	100	82,908
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	100	71,574
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	300	259,471
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	200	184,901
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	140	133,236
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	200	183,790

					915,880

See Notes to Financial Statements.

PGIM International Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Israel 0.6%

Israel Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.500%	01/16/29	EUR	200	$172,477

Italy 6.7%

Italy Buoni Poliennali Del Tesoro,
Bonds, 144A	2.800	03/01/67	EUR	150	103,246
Sr. Unsec’d. Notes, 144A	3.350	03/01/35	EUR	250	222,178
Region of Lazio,
Sr. Unsec’d. Notes	3.088	03/31/43	EUR	86	73,196
Repubic of Italy Government International Bond
Coupon Strips,
Sr. Unsec’d. Notes	1.643(s)	02/20/31	EUR	134	91,920
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes	2.875	10/17/29		200	160,913
Sr. Unsec’d. Notes, EMTN	5.345	01/27/48	EUR	50	52,308
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	205	237,494
Sr. Unsec’d. Notes, MTN	5.125	07/31/24	EUR	875	896,831

					1,838,086

Japan 2.5%

Japan Government Five Year Bond,
Bonds, Series 153	0.005	06/20/27	JPY	60,000	402,434
Japan Government Ten Year Bond,
Bonds, Series 367	0.200	06/20/32	JPY	42,300	283,200

					685,634

Kazakhstan 0.4%

Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.375	11/09/28	EUR	115	99,890

Lithuania 0.3%

Lithuania Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.125	10/22/35	EUR	100	75,895

Mexico 1.2%

Mexico Government International Bond,
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	100	67,837
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	300	254,932

					322,769

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

New Zealand 0.1%

New Zealand Local Government Funding Agency Bond,
Local Gov’t. Gtd. Notes	2.000%	04/15/37	NZD	100	$37,573

Peru 1.4%

Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	100	94,273
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	300	271,052
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	100	21,595

					386,920

Philippines 1.2%

Philippine Government International Bond,
Sr. Unsec’d. Notes	0.700	02/03/29	EUR	300	231,862
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	100	84,576

					316,438

Portugal 2.8%

Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	515	551,187
Sr. Unsec’d. Notes, 144A	4.100	02/15/45	EUR	140	150,613
Unsec’d. Notes, 144A	1.000	04/12/52	EUR	105	54,389

					756,189

Romania 1.1%

Romania Government Bond,
Bonds, Series 10YR	4.150	10/24/30	RON	100	14,491
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.125	03/07/28	EUR	120	92,856
Sr. Unsec’d. Notes, 144A, MTN	2.500	02/08/30	EUR	100	71,976
Sr. Unsec’d. Notes, EMTN	3.500	04/03/34	EUR	50	33,424
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	100	67,559
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	40	26,406

					306,712

Saudi Arabia 0.3%

Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	125	86,418

See Notes to Financial Statements.

PGIM International Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Serbia 0.8%

Serbia International Bond,
Sr. Unsec’d. Notes	3.125%	05/15/27	EUR	250	$210,049

Spain 5.7%

Autonomous Community of Catalonia,
Sr. Unsec’d. Notes, EMTN	6.350	11/30/41	EUR	50	60,765
Spain Government Bond,
Bonds, 144A(k)	5.150	10/31/28	EUR	185	206,278
Sr. Unsec’d. Notes, 144A	0.500	04/30/30	EUR	25	20,761
Sr. Unsec’d. Notes, 144A(k)	1.000	10/31/50	EUR	310	165,992
Sr. Unsec’d. Notes, 144A(k)	1.400	04/30/28	EUR	70	64,502
Sr. Unsec’d. Notes, 144A(k)	1.850	07/30/35	EUR	325	271,009
Sr. Unsec’d. Notes, 144A	3.450	07/30/66	EUR	50	46,123
Spain Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	615	721,471

					1,556,901

Ukraine 0.3%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/32(d)	EUR	259	38,394
Sr. Unsec’d. Notes	6.750	06/20/28(d)	EUR	300	48,603

					86,997

United Kingdom 0.6%

Transport for London,
Sr. Unsec’d. Notes, EMTN	3.875	07/23/42	GBP	100	90,223
United Kingdom Gilt,
Bonds	0.625	07/31/35	GBP	70	55,089
Bonds(k)	4.250	12/07/46	GBP	20	24,520

					169,832

TOTAL SOVEREIGN BONDS (cost $19,410,029)					14,535,098

TOTAL LONG-TERM INVESTMENTS (cost $33,068,509)					25,340,254

See Notes to Financial Statements.

28

Description	Shares	Value
SHORT-TERM INVESTMENTS 5.4%

UNAFFILIATED FUND 5.3%

Dreyfus Government Cash Management (Institutional Shares)
(cost $1,429,509)	1,429,509	$1,429,509

OPTIONS PURCHASED*~ 0.1%
(cost $6,300)		28,509

TOTAL SHORT-TERM INVESTMENTS
(cost $1,435,809)		1,458,018

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN 98.5%
(cost $34,504,318)		26,798,272

OPTIONS WRITTEN*~ (0.1)%
(premiums received $7,500)		(32,379)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN 98.4%
(cost $34,496,818)		26,765,893
Other assets in excess of liabilities(z) 1.6%		445,680

NET ASSETS 100.0%		$27,211,573

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

ITL—Italian Lira

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

RON—Romanian Leu

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

See Notes to Financial Statements.

PGIM International Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2022

SGD—Singapore Dollar

THB—Thai Baht

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BARC—Barclays Bank PLC

BBSW—Australian Bank Bill Swap Reference Rate

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

BUBOR—Budapest Interbank Offered Rate

CDOR—Canadian Dollar Offered Rate

CIBOR—Copenhagen Interbank Offered Rate

CIGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

CS—Credit Suisse Securities (USA) LLC

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

EuroSTR—Euro Short-Term Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HICP—Harmonised Index of Consumer Prices

HSBC—HSBC Bank PLC

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MPLE—Maple Bonds

MSI—Morgan Stanley &Co International PLC

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Tresor

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

REMIC—Real Estate Mortgage Investment Conduit

S—Semiannual payment frequency for swaps

See Notes to Financial Statements.

30

SAIBOR—Saudi Arabian Interbank Offered Rate

SARON—Swiss Average Rate Overnight

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SORA—Singapore Overnight Rate Average

STIBOR—Stockholm Interbank Offered Rate

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TD—The Toronto-Dominion Bank

TELBOR—Tel Aviv Interbank Offered Rate

THBFIX—Thai Baht Interest Rate Fixing

THOR—Thai Overnight Repurchase Rate

TONAR—Tokyo Overnight Average Rate

UAG—UBS AG

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $42,295. The aggregate value of $33,006 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(jj)	Represents original contract currency denomination, settlement to occur in Euro currency.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM International Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2022

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

2- Year Interest Rate Swap, 05/21/25	Call	DB	05/17/23	2.05%	2.05%(A)	3 Month SAIBOR(Q)/ 5.599%	SAR 1,875	$—
2-Year Interest Rate Swap, 05/21/25	Put	DB	05/17/23	2.05%	3 Month SAIBOR(Q)/ 5.599%	2.05%(A)	SAR 1,875	28,509

Total Options Purchased (cost $6,300)								$28,509

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value

2- Year Interest Rate Swap, 05/19/25	Call	DB	05/17/23	1.13%	3 Month LIBOR(Q)/ 4.460%		1.13%(S)	500	$(41)
2- Year Interest Rate Swap, 05/19/25	Put	DB	05/17/23	1.13%	1.13%(S	)	3 Month LIBOR(Q)/ 4.460%	500	(32,338)

Total Options Written (premiums received $7,500)									$(32,379)

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
13	2 Year U.S. Treasury Notes	Dec. 2022	$2,656,977	$(26,698)

Short Positions:
18	5 Year Euro-Bobl	Dec. 2022	2,128,750	57,929
25	10 Year Euro-Bund	Dec. 2022	3,420,333	166,902
5	10 Year U.K. Gilt	Dec. 2022	585,613	44,974
4	10 Year U.S. Treasury Notes	Dec. 2022	442,375	(5,876)
7	10 Year U.S. Ultra Treasury Notes Dec. 2022		811,891	62,788
20	British Pound Currency	Dec. 2022	1,435,750	4,519
143	Euro Currency	Dec. 2022	17,738,256	233,782
40	Euro Schatz Index	Dec. 2022	4,227,141	32,874

				597,892

				$571,194

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 11/02/22	BARC	GBP	271	$308,374	$311,092	$2,718	$—
Expiring 11/02/22	BNP	GBP	835	945,870	958,137	12,267	—
Expiring 11/02/22	JPM	GBP	10	10,820	10,912	92	—
Expiring 12/02/22	BOA	GBP	98	114,495	112,895	—	(1,600)
Chinese Renminbi,
Expiring 11/23/22	BARC	CNH	415	58,427	56,577	—	(1,850)
Expiring 11/23/22	HSBC	CNH	273	38,219	37,303	—	(916)
Colombian Peso,
Expiring 12/21/22	BARC	COP	111,571	24,517	22,390	—	(2,127)
Czech Koruna,
Expiring 01/19/23	GSI	CZK	364	14,303	14,619	316	—
Euro,
Expiring 11/02/22	HSBC	EUR	511	494,131	504,768	10,637	—
Expiring 11/02/22	JPM	EUR	726	714,765	717,806	3,041	—
Expiring 11/02/22	JPM	EUR	73	72,208	72,471	263	—
Expiring 11/02/22	TD	EUR	111	109,210	109,481	271	—
Expiring 11/02/22	UAG	EUR	71	68,130	69,759	1,629	—
Expiring 12/02/22	BARC	EUR	755	747,400	748,245	845	—
Expiring 12/02/22	MSI	EUR	94	95,142	93,558	—	(1,584)
Hong Kong Dollar,
Expiring 11/23/22	HSBC	HKD	1,022	130,411	130,269	—	(142)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	10,387	23,961	24,702	741	—
Expiring 01/19/23	MSI	HUF	18,532	42,194	43,691	1,497	—
Expiring 01/19/23	MSI	HUF	14,847	32,510	35,004	2,494	—
Israeli Shekel,
Expiring 12/21/22	CITI	ILS	44	12,975	12,572	—	(403)
Japanese Yen,
Expiring 11/02/22	DB	JPY	6,041	41,137	40,632	—	(505)
Expiring 11/02/22	MSI	JPY	104,643	703,385	703,895	510	—
Mexican Peso,
Expiring 12/21/22	HSBC	MXN	859	41,933	42,971	1,038	—
Norwegian Krone,
Expiring 01/19/23	BOA	NOK	533	49,787	51,414	1,627	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	460	90,336	94,926	4,590	—
South Korean Won,
Expiring 12/21/22	JPM	KRW	112,260	81,347	78,731	—	(2,616)
Expiring 12/21/22	MSI	KRW	26,282	18,345	18,432	87	—
Swedish Krona,
Expiring 01/19/23	MSI	SEK	1,010	91,251	92,062	811	—

See Notes to Financial Statements.

PGIM International Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht,
Expiring 12/21/22	CITI	THB	663	$18,184	$17,506	$—	$(678)

				$5,193,767	$5,226,820	45,474	(12,421)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	HSBC	AUD	351	$220,576	$225,268	$—	$(4,692)
British Pound,
Expiring 11/02/22	MSI	GBP	1,116	1,208,256	1,280,140	—	(71,884)
Expiring 12/02/22	BNP	GBP	835	946,559	958,964	—	(12,405)
Expiring 01/19/23	BOA	GBP	65	75,496	75,207	289	—
Canadian Dollar,
Expiring 01/19/23	HSBC	CAD	555	401,985	407,669	—	(5,684)
Chinese Renminbi,
Expiring 11/23/22	CITI	CNH	200	27,770	27,266	504	—
Expiring 11/23/22	GSI	CNH	9,280	1,366,935	1,266,611	100,324	—
Expiring 11/23/22	HSBC	CNH	2,100	299,493	286,626	12,867	—
Expiring 11/23/22	HSBC	CNH	210	29,952	28,615	1,337	—
Expiring 11/23/22	MSI	CNH	236	34,335	32,261	2,074	—
Expiring 11/23/22	MSI	CNH	231	32,566	31,473	1,093	—
Euro,
Expiring 11/02/22	BARC	EUR	755	745,811	746,599	—	(788)
Expiring 11/02/22	BOA	EUR	90	89,029	89,315	—	(286)
Expiring 11/02/22	BOA	EUR	40	39,369	39,606	—	(237)
Expiring 11/02/22	CITI	EUR	138	135,377	136,510	—	(1,133)
Expiring 11/02/22	JPM	EUR	314	306,398	310,521	—	(4,123)
Expiring 11/02/22	JPM	EUR	65	63,798	64,354	—	(556)
Expiring 11/02/22	TD	EUR	88	86,869	87,380	—	(511)
Expiring 01/19/23	BOA	EUR	119	117,995	118,009	—	(14)
Hong Kong Dollar,
Expiring 11/23/22	JPM	HKD	1,026	131,107	130,815	292	—
Indonesian Rupiah,
Expiring 12/21/22	SCB	IDR	2,724,990	181,860	174,088	7,772	—
Japanese Yen,
Expiring 11/02/22	JPM	JPY	59,803	415,117	402,276	12,841	—
Expiring 11/02/22	MSI	JPY	50,880	354,061	342,251	11,810	—
Expiring 12/02/22	MSI	JPY	104,643	705,738	706,323	—	(585)

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar,
Expiring 01/19/23	BARC	NZD	51	$28,567	$29,760	$—	$(1,193)
Peruvian Nuevo Sol,
Expiring 12/21/22	BNP	PEN	93	23,548	23,123	425	—
Romanian Leu,
Expiring 01/19/23	JPM	RON	82	15,883	16,315	—	(432)
South African Rand,
Expiring 12/21/22	MSI	ZAR	277	15,851	15,013	838	—
Swedish Krona,
Expiring 01/19/23	CITI	SEK	1,008	89,463	91,895	—	(2,432)
Swiss Franc,
Expiring 01/19/23	CITI	CHF	180	182,346	181,124	1,222	—

				$8,372,110	$8,325,377	153,688	(106,955)

						$199,162	$(119,376)

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Gazprom PAO	03/20/23	1.000%(Q)	110	$21,245	$23,753	$(2,508)	BARC
Gazprom PAO	03/20/23	1.000%(Q)	110	21,244	23,316	(2,072)	BARC

				$42,489	$47,069	$(4,580)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
DP World PLC	12/20/24	1.000%(Q)		100	0.854%	$413	$201	$212	BARC
Electricite de France S.A.	12/20/22	1.000%(Q)	EUR	60	0.674%	96	118	(22)	GSI
EQT Corp.	12/20/22	5.000%(Q)		30	0.861%	346	152	194	CS
Generalitat de Cataluna	12/20/22	1.000%(Q)		110	*	256	(424)	680	CITI
Halliburton Co.	12/20/26	1.000%(Q)		30	0.712%	360	238	122	GSI
Republic of Estonia	12/20/26	1.000%(Q)		20	0.973%	44	157	(113)	JPM

See Notes to Financial Statements.

PGIM International Bond Fund    35

Schedule of Investments  (continued)

as of October 31, 2022

Credit default swap agreements outstanding at October 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Indonesia	06/20/23	1.000	%(Q)	220	0.331%	$1,185	$(179)	$1,364	CITI
Republic of Ireland	06/20/27	1.000	%(Q)	100	0.266%	3,207	1,166	2,041	MSI
Republic of Kazakhstan	06/20/23	1.000	%(Q)	115	0.942%	176	—	176	CITI
Republic of Panama	12/20/26	1.000	%(Q)	80	1.397%	(1,084)	191	(1,275)	CITI
Republic of South Africa	12/20/23	1.000	%(Q)	400	1.413%	(1,359)	(4,886)	3,527	BOA
Simon Property Group LP	06/20/26	1.000	%(Q)	80	0.938%	257	676	(419)	GSI
State of Illinois	12/20/22	1.000	%(Q)	100	0.659%	163	(107)	270	CITI
State of Illinois	12/20/24	1.000	%(Q)	100	0.753%	611	(2,122)	2,733	GSI
Targa Resources Partners LP	06/20/23	5.000	%(Q)	30	0.657%	995	665	330	MSI
Targa Resources Partners LP	06/20/23	5.000	%(Q)	20	0.657%	663	464	199	MSI

						$6,329	$(3,690)	$10,019

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2022(4)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
iTraxx.EUR.38.V1	12/20/27	1.000	%(Q)	EUR	1,700	1.140%	$(14,962)	$(8,940)	$6,022
iTraxx.XO.38.V1	12/20/27	5.000	%(Q)	EUR	2,470	5.558%	(82,573)	(38,640)	43,933

							$(97,535)	$(47,580)	$49,955

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

36

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreement outstanding at October 31, 2022:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreement:
IDR 2,000,000	8.22%(S)	138	6 Month LIBOR(S)/ 4.916%	CITI	11/29/23	$(5,326)	$—	$(5,326)

See Notes to Financial Statements.

PGIM International Bond Fund    37

Schedule of Investments  (continued)

as of October 31, 2022

Inflation swap agreements outstanding at October 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
EUR 200	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$10,079	$10,079
EUR 200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(22,555)	(22,555)

				$—	$(12,476)	$(12,476)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	350	12/03/29	2.700%(S)	6 Month BBSW(2)(S)/3.665%	$23,932	$(22,915)	$(46,847)
AUD	150	05/09/32	3.140%(S)	6 Month BBSW(2)(S)/3.665%	(2)	(9,911)	(9,909)
AUD	165	07/19/32	3.130%(S)	6 Month BBSW(2)(S)/3.665%	(3)	(11,883)	(11,880)
CAD	500	09/03/25	0.733%(S)	3 Month CDOR(2)(S)/4.563%	(1)	(35,130)	(35,129)
CAD	200	12/03/28	2.600%(S)	3 Month CDOR(2)(S)/4.563%	1,205	(9,225)	(10,430)
CAD	280	12/03/32	2.700%(S)	3 Month CDOR(2)(S)/4.563%	(12,903)	(18,688)	(5,785)
CAD	150	05/30/47	2.240%(S)	3 Month CDOR(2)(S)/4.563%	(7,036)	(28,273)	(21,237)
CHF	140	01/31/29	0.260%(A)	1 Day SARON(2)(S)/0.471%	(589)	(12,991)	(12,402)
CHF	80	04/03/33	0.687%(A)	1 Day SARON(2)(S)/0.471%	(461)	(10,266)	(9,805)
CLP	22,700	11/17/30	2.420%(S)	1 Day CLOIS(2)(S)/11.25%	—	(6,901)	(6,901)
CNH	800	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(1)	1,367	1,368

See Notes to Financial Statements.

38

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	800	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	$(1)	$1,599	$1,600
CNH	1,400	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	2,674	2,674
CNH	2,440	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	2	5,140	5,138
CNH	2,300	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(3)	5,169	5,172
CNH	2,600	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(1)	5,599	5,600
CNH	1,780	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(6)	5,870	5,876
CNH	2,500	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	4,498	4,498
CNH	3,900	03/06/25	2.425%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(6)	4,287	4,293
CNH	6,000	03/12/25	2.400%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(2)	6,009	6,011
CNH	2,880	06/01/25	1.973%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	2	(1,550)	(1,552)
CNH	5,039	08/06/25	2.555%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(5)	8,473	8,478
CNH	11,480	11/02/25	2.588%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	19	20,955	20,936
CNH	1,270	04/12/26	2.810%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	(5)	3,239	3,244
CNH	4,300	08/04/27	2.388%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	—	1,464	1,464

See Notes to Financial Statements.

PGIM International Bond Fund    39

Schedule of Investments  (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
COP	690,000	04/20/26	4.190%(Q)	1 Day COOIS(2)(Q)/10.285%	$—	$(28,485)	$(28,485)
CZK	3,300	06/29/27	1.175%(A)	6 Month PRIBOR(2)(S)/7.390%	(4,643)	(29,222)	(24,579)
DKK	600	04/08/32	1.581%(A)	6 Month CIBOR(2)(S)/2.443%	(3,286)	(9,871)	(6,585)
EUR	3,205	11/23/24	(0.046)%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(95,070)	(95,070)
EUR	2,125	12/02/24	(0.285)%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(134,190)	(134,190)
EUR	225	04/27/30	(0.016)%(A)	6 Month EURIBOR(2)(S)/2.130%	—	(44,706)	(44,706)
EUR	171	08/15/30	(0.191)%(A)	1 Day EuroSTR(2)(A)/0.648%	(73)	(34,369)	(34,296)
EUR	1,335	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)/2.130%	(65,530)	(242,001)	(176,471)
EUR	100	11/24/41	0.565%(A)	6 Month EURIBOR(1)(S)/2.130%	—	14,893	14,893
EUR	100	11/24/41	0.600%(A)	3 Month EURIBOR(2)(Q)/1.704%	—	(15,605)	(15,605)
EUR	242	11/25/41	0.629%(A)	6 Month EURIBOR(1)(S)/2.130%	—	35,006	35,006
EUR	242	11/25/41	0.663%(A)	3 Month EURIBOR(2)(Q)/1.704%	—	(36,751)	(36,751)
GBP	60	05/08/24	0.950%(A)	1 Day SONIA(1)(A)/2.184%	1,520	3,742	2,222
GBP	50	05/08/29	1.100%(A)	1 Day SONIA(2)(A)/2.184%	1,929	(9,453)	(11,382)
GBP	190	05/08/31	1.150%(A)	1 Day SONIA(2)(A)/2.184%	8,640	(42,632)	(51,272)
GBP	160	05/08/37	1.200%(A)	1 Day SONIA(2)(A)/2.184%	(54,044)	(50,210)	3,834

See Notes to Financial Statements.

40

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	100	09/30/40	0.262%(A)	1 Day SONIA(2)(A)/2.184%	$(3,862)	$(48,853)	$(44,991)
GBP	525	05/08/46	1.250%(A)	1 Day SONIA(2)(A)/2.184%	120,708	(205,599)	(326,307)
GBP	50	05/08/47	1.250%(A)	1 Day SONIA(1)(A)/2.184%	2,883	20,127	17,244
GBP	80	09/03/50	0.328%(A)	1 Day SONIA(2)(A)/2.184%	(1)	(48,468)	(48,467)
HUF	20,000	01/12/27	4.150%(A)	6 Month BUBOR(2)(S)/16.740%	—	(12,800)	(12,800)
JPY	301,250	12/20/24	0.126%(S)	1 Day TONAR(2)(S)/(0.062)%	(930)	(1,150)	(220)
JPY	46,500	07/04/28	0.282%(S)	1 Day TONAR(2)(S)/(0.062)%	(397)	(1,250)	(853)
JPY	100,000	11/12/28	0.011%(S)	1 Day TONAR(2)(S)/(0.062)%	4	(15,439)	(15,443)
JPY	57,765	12/03/28	0.200%(S)	1 Day TONAR(2)(S)/(0.062)%	(9)	(4,345)	(4,336)
JPY	10,000	07/08/32	0.050%(A)	1 Day TONAR(2)(A)/(0.062)%	(2,982)	(3,246)	(264)
JPY	70,000	12/22/36	0.641%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,650)	(12,474)	(10,824)
JPY	95,000	07/26/37	0.676%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,891)	(17,373)	(15,482)
JPY	35,000	02/06/40	0.223%(S)	1 Day TONAR(2)(S)/(0.062)%	(193)	(29,906)	(29,713)
JPY	45,000	12/22/41	0.731%(S)	1 Day TONAR(2)(S)/(0.062)%	(1,234)	(17,638)	(16,404)
JPY	90,000	11/24/47	0.888%(S)	1 Day TONAR(2)(S)/(0.062)%	(239)	(42,532)	(42,293)
KRW	400,000	04/28/24	2.725%(Q)	3 Month KWCDC(2)(Q)/3.960%	(1,502)	(6,328)	(4,826)
KRW	75,700	04/17/29	1.740%(Q)	3 Month KWCDC(2)(Q)/3.960%	—	(7,149)	(7,149)
KRW	184,000	04/27/30	1.065%(Q)	3 Month KWCDC(2)(Q)/3.960%	—	(25,398)	(25,398)
MXN	4,020	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)/9.596%	641	(9,890)	(10,531)

See Notes to Financial Statements.

PGIM International Bond Fund    41

Schedule of Investments  (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NOK	500	02/07/29	2.083%(A)	6 Month NIBOR(2)(S)/3.850%	$586	$(3,999)	$(4,585)
PLN	515	04/27/31	1.788%(A)	6 Month WIBOR(2)(S)/7.720%	—	(34,458)	(34,458)
SEK	1,500	01/24/30	0.605%(A)	3 Month STIBOR(2)(Q)/2.069%	—	(21,424)	(21,424)
SGD	140	07/29/31	1.120%(S)	1 Day SORA(2)(S)/2.852%	—	(20,330)	(20,330)
THB	4,200	07/03/30	1.028%(Q)	1 Day THOR(2)(Q)/0.984%	—	(15,550)	(15,550)
	680	11/09/22	0.050%(A)	1 Day USOIS(1)(A)/3.080%	—	7,477	7,477
	4,000	11/09/22	0.061%(A)	1 Day SOFR(1)(A)/3.050%	—	41,671	41,671
	247	08/15/28	1.220%(A)	1 Day SOFR(1)(A)/3.050%	—	35,615	35,615

					$(1,420)	$(1,311,023)	$(1,309,603)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CNH	500	04/02/26	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)/1.940%	$1,988	$(1)	$1,989	CITI
ILS	450	04/24/30	0.710%(A)	3 Month TELBOR(2)(Q)/3.279%	(23,440)	(4)	(23,436)	GSI
KRW	850,000	01/06/27	1.800%(Q)	3 Month KWCDC(2)(Q)/3.960%	(54,611)	(9)	(54,602)	CITI
MYR	1,000	11/27/23	3.900%(Q)	3 Month KLIBOR(2)(Q)/3.160%	1,037	(2)	1,039	CITI
MYR	200	11/19/29	3.245%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(2,833)	—	(2,833)	MSI
MYR	200	02/04/30	3.060%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(3,455)	—	(3,455)	MSI
MYR	100	04/07/32	3.870%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(911)	(1)	(910)	CITI
THB	5,000	05/07/25	0.795%(S)	6 Month THBFIX(2)(S)/1.488%	(5,099)	1	(5,100)	HSBC

See Notes to Financial Statements.

42

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
THB	3,500	02/14/29	2.180%(S)	6 Month THBFIX(2)(S)/1.488%	$(3,567)	$—	$(3,567)	CITI
ZAR	3,300	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)/6.517%	(28,845)	(24)	(28,821)	CITI
ZAR	3,100	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)/6.517%	31,090	20	31,070	CITI

					$(88,646)	$(20)	$(88,626)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$51,118	$(7,759)	$45,946	$(134,459)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$886,034
JPS	—	908,377

Total	$—	$1,794,411

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM International Bond Fund    43

Schedule of Investments  (continued)

as of October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$718,401	$—
United States	—	416,756	—
Commercial Mortgage-Backed Securities
Canada	—	14,756	—
United Kingdom	—	526,112	—
United States	—	1,416,896	—
Corporate Bonds
Australia	—	93,859	—
Belgium	—	52,053	—
Brazil	—	95,779	—
Bulgaria	—	70,895	—
China	—	342,884	—
France	—	568,549	—
Germany	—	594,265	—
Hong Kong	—	215,391	—
Hungary	—	89,363	—
Iceland	—	97,078	—
India	—	90,660	—
Indonesia	—	69,072	—
Italy	—	254,128	—
Kazakhstan	—	43,591	—
Luxembourg	—	307,294	—
Mexico	—	322,614	—
Netherlands	—	487,560	—
Peru	—	69,989	—
Poland	—	207,116	—
Russia	—	218,559	—
Spain	—	101,292	—
Supranational Bank	—	109,601	—
United Arab Emirates	—	266,647	—
United Kingdom	—	1,137,255	—
United States	—	1,355,453	—
Residential Mortgage-Backed Securities
Spain	—	41,863	—
United States	—	409,425	—
Sovereign Bonds
Belgium	—	399,262	—
Brazil	—	397,990	—
Bulgaria	—	90,088	—
Canada	—	182,843	—
China	—	1,131,069	—
Colombia	—	534,693	—
Croatia	—	189,966	—
Cyprus	—	537,694	—
France	—	1,367,656	—
Germany	—	896,998	—
Greece	—	656,613	—
Hong Kong	—	65,141	—
Hungary	—	60,425	—
Indonesia	—	915,880	—
Israel	—	172,477	—
Italy	—	1,838,086	—
Japan	—	685,634	—
Kazakhstan	—	99,890	—

See Notes to Financial Statements.

44

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Lithuania	$—	$75,895	$—
Mexico	—	322,769	—
New Zealand	—	37,573	—
Peru	—	386,920	—
Philippines	—	316,438	—
Portugal	—	756,189	—
Romania	—	306,712	—
Saudi Arabia	—	86,418	—
Serbia	—	210,049	—
Spain	—	1,556,901	—
Ukraine	—	86,997	—
United Kingdom	—	169,832	—
Short-Term Investments
Unaffiliated Fund	1,429,509	—	—
Options Purchased	—	28,509	—

Total	$1,429,509	$25,368,763	$—

Liabilities
Options Written	$—	$(32,379)	$—

Other Financial Instruments*
Assets
Futures Contracts	$603,768	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	199,162	—
Centrally Cleared Credit Default Swap Agreements	—	49,955	—
OTC Credit Default Swap Agreements	—	51,261	—
Centrally Cleared Inflation Swap Agreement	—	10,079	—
Centrally Cleared Interest Rate Swap Agreements	—	234,314	—
OTC Interest Rate Swap Agreements	—	34,115	—

Total	$603,768	$578,886	$—

Liabilities
Futures Contracts	$(32,574)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(119,376)	—
OTC Credit Default Swap Agreements	—	(2,443)	—
OTC Currency Swap Agreement	—	(5,326)	—
Centrally Cleared Inflation Swap Agreement	—	(22,555)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,543,917)	—
OTC Interest Rate Swap Agreements	—	(122,761)	—

Total	$(32,574)	$(1,816,378)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM International Bond Fund    45

Schedule of Investments  (continued)

as of October 31, 2022

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

Sovereign Bonds	53.4%
Commercial Mortgage-Backed Securities	7.2
Unaffiliated Fund	5.3
Banks	4.7
Collateralized Loan Obligations	3.4
Telecommunications	2.4
Oil & Gas	2.3
Electric	1.8
Residential Mortgage-Backed Securities	1.6
Commercial Services	1.6
Healthcare-Products	1.5
Insurance	1.3
Foods	1.2
Media	0.9
Auto Manufacturers	0.9
Packaging & Containers	0.8
Transportation	0.8
Lodging	0.7
Retail	0.6
Internet	0.6
Other	0.5

Entertainment	0.5%
Diversified Financial Services	0.5
Chemicals	0.5
Real Estate	0.5
Real Estate Investment Trusts (REITs)	0.4
Multi-National	0.4
Computers	0.3
Machinery-Diversified	0.3
Household Products/Wares	0.3
Consumer Loans	0.3
Gas	0.3
Engineering & Construction	0.3
Beverages	0.2
Options Purchased	0.1
Semiconductors	0.1

98.5
Options Written	(0.1)
Other assets in excess of liabilities	1.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$49,955	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	51,097		Premiums received for OTC swap agreements	7,718

See Notes to Financial Statements.

46

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$11,848		Unrealized depreciation on OTC swap agreements	$6,409
Foreign exchange contracts	Due from/to broker-variation margin futures	238,301	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	199,162		Unrealized depreciation on OTC forward foreign currency exchange contracts	119,376
Interest rate contracts	Due from/to broker-variation margin futures	365,467	*	Due from/to broker-variation margin futures	32,574	*
Interest rate contracts	Due from/to broker-variation margin swaps	244,393	*	Due from/to broker-variation margin swaps	1,566,472	*
Interest rate contracts	Premiums paid for OTC swap agreements	21		Premiums received for OTC swap agreements	41
Interest rate contracts	Unaffiliated investments	28,509		Options written outstanding, at value	32,379
Interest rate contracts	Unrealized appreciation on OTC swap agreements	34,098		Unrealized depreciation on OTC swap agreements	128,050

		$1,222,851			$1,893,019

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
		Forward
		Currency
Derivatives not accounted for as hedging		Exchange
instruments, carried at fair value	Futures	Contracts	Swaps

Credit contracts	$—	$—	$(451,391)
Foreign exchange contracts	3,953,456	435,906	—
Interest rate contracts	743,904	—	(684,226)

Total	$4,697,360	$435,906	$(1,135,617)

See Notes to Financial Statements.

PGIM International Bond Fund    47

Schedule of Investments  (continued)

as of October 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
				Forward
Derivatives not accounted for				Currency
as hedging instruments,	Options	Options		Exchange
carried at fair value	Purchased(1)	Written	Futures	Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(10,712)
Foreign exchange contracts	—	—	(282,435)	106,777	—
Interest rate contracts	22,063	(24,235)	157,652	—	(1,240,005)

Total	$22,063	$(24,235)	$(124,783)	$106,777	$(1,250,717)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$6,300
Options Written (2)	1,000,000
Futures Contracts - Long Positions (2)	4,106,950
Futures Contracts - Short Positions (2)	39,791,830
Forward Foreign Currency Exchange Contracts - Purchased (3)	6,407,405
Forward Foreign Currency Exchange Contracts - Sold (3)	10,336,858
Interest Rate Swap Agreements (2)	49,526,931
Credit Default Swap Agreements - Buy Protection (2)	1,719,280
Credit Default Swap Agreements - Sell Protection (2)	6,019,076
Currency Swap Agreements (2)	138,169
Inflation Swap Agreements (2)	671,576

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$51,045	$(10,538)	$40,507	$—	$40,507

See Notes to Financial Statements.

48

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$12,692	$(12,405)	$287	$—	$287
BOA	5,443	(7,023)	(1,580)	—	(1,580)
CITI	38,525	(99,894)	(61,369)	—	(61,369)
CS	346	—	346	—	346
DB	28,509	(32,884)	(4,375)	—	(4,375)
GSI	104,527	(26,003)	78,524	—	78,524
HSBC	30,470	(16,534)	13,936	—	13,936
JPM	16,686	(7,840)	8,846	—	8,846
MSI	26,820	(80,341)	(53,521)	—	(53,521)
SCB	7,772	—	7,772	—	7,772
TD	271	(511)	(240)	—	(240)
UAG	1,629	—	1,629	—	1,629

	$324,735	$(293,973)	$30,762	$—	$30,762

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM International Bond Fund    49

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Unaffiliated investments (cost $34,504,318)	$26,798,272
Foreign currency, at value (cost $55,612)	55,414
Dividends and interest receivable	286,338
Unrealized appreciation on OTC forward foreign currency exchange contracts	199,162
Due from broker—variation margin futures	173,120
Premiums paid for OTC swap agreements	51,118
Unrealized appreciation on OTC swap agreements	45,946
Receivable for Fund shares sold	15,243
Due from Manager	2,962
Prepaid expenses and other assets	12,955

Total Assets	27,640,530

Liabilities

Unrealized depreciation on OTC swap agreements	134,459
Unrealized depreciation on OTC forward foreign currency exchange contracts	119,376
Audit fee payable	50,500
Options written outstanding, at value (premiums received $7,500)	32,379
Due to broker—variation margin swaps	29,062
Custodian and accounting fees payable	22,242
Payable for Fund shares purchased	17,573
Accrued expenses and other liabilities	14,475
Premiums received for OTC swap agreements	7,759
Trustees’ fees payable	841
Affiliated transfer agent fee payable	201
Distribution fee payable	75
Dividends payable	15

Total Liabilities	428,957

Net Assets	$27,211,573

Net assets were comprised of:
Shares of beneficial interest, at par	$3,692
Paid-in capital in excess of par	35,239,361
Total distributable earnings (loss)	(8,031,480)

Net assets, October 31, 2022	$27,211,573

See Notes to Financial Statements.

50

Class A

Net asset value and redemption price per share,
($218,687 ÷ 29,679 shares of beneficial interest issued and outstanding)	$7.37
Maximum sales charge (3.25% of offering price)	0.25

Maximum offering price to public	$7.62

Class C

Net asset value, offering price and redemption price per share,
($32,770 ÷ 4,449 shares of beneficial interest issued and outstanding)	$7.37

Class Z

Net asset value, offering price and redemption price per share,
($789,145 ÷ 107,108 shares of beneficial interest issued and outstanding)	$7.37

Class R6

Net asset value, offering price and redemption price per share,
($26,170,971 ÷ 3,551,208 shares of beneficial interest issued and outstanding)	$7.37

See Notes to Financial Statements.

PGIM International Bond Fund    51

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $2,158 foreign withholding tax)	$796,689
Unaffiliated dividend income	8,120
Affiliated dividend income	156

Total income	804,965

Expenses
Management fee	152,076
Distribution fee(a)	1,144
Custodian and accounting fees	66,142
Audit fee	50,500
Registration fees(a)	25,301
Legal fees and expenses	21,200
Shareholders’ reports	16,299
Trustees’ fees	9,788
Transfer agent’s fees and expenses (including affiliated expense of $1,220)(a)	2,570
Miscellaneous	19,255

Total expenses	364,275
Less: Fee waiver and/or expense reimbursement(a)	(185,562)

Net expenses	178,713

Net investment income (loss)	626,252

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(287,989)
Futures transactions	4,697,360
Forward currency contract transactions	435,906
Swap agreement transactions	(1,135,617)
Foreign currency transactions	(309,965)

3,399,695

Net change in unrealized appreciation (depreciation) on:
Investments	(9,180,991)
Futures	(124,783)
Forward currency contracts	106,777
Options written	(24,235)
Swap agreements	(1,250,717)
Foreign currencies	(63,683)

(10,537,632)

Net gain (loss) on investment and foreign currency transactions	(7,137,937)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(6,511,685)

See Notes to Financial Statements.

52

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	630	514	—	—
Registration fees	6,200	5,451	8,200	5,450
Transfer agent’s fees and expenses	1,218	257	682	413
Fee waiver and/or expense reimbursement	(8,330)	(5,892)	(15,216)	(156,124)

See Notes to Financial Statements.

PGIM International Bond Fund    53

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$626,252	$659,213
Net realized gain (loss) on investment and foreign currency transactions	3,399,695	1,621,948
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,537,632)	(2,640,034)

Net increase (decrease) in net assets resulting from operations	(6,511,685)	(358,873)

Dividends and Distributions
Distributions from distributable earnings
Class A	(13,794)	(11,618)
Class C	(2,261)	(5,396)
Class Z	(84,987)	(221,194)
Class R6	(1,698,473)	(1,074,118)

	(1,799,515)	(1,312,326)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,242,724	2,351,743
Net asset value of shares issued in reinvestment of dividends and distributions	1,799,179	1,312,012
Cost of shares purchased	(2,289,882)	(16,437,684)

Net increase (decrease) in net assets from Fund share transactions	752,021	(12,773,929)

Total increase (decrease)	(7,559,179)	(14,445,128)

Net Assets:

Beginning of year	34,770,752	49,215,880

End of year	$27,211,573	$34,770,752

See Notes to Financial Statements.

54

Financial Highlights

Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.65	$10.13	$10.83	$10.22	$10.44
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.13	0.14	0.14	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.95)	(0.32)	0.10	1.43	(0.08)
Total from investment operations	(1.81)	(0.19)	0.24	1.57	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.29)	(0.53)	(0.96)	(0.26)
Tax return of capital distributions	-	-	(0.24)	-	-
Distributions from net realized gains	(0.31)	-	(0.17)	-	-
Total dividends and distributions	(0.47)	(0.29)	(0.94)	(0.96)	(0.26)
Net asset value, end of year	$7.37	$9.65	$10.13	$10.83	$10.22
Total Return(b):	(19.41)%	(1.93)%	2.30%	16.52%	0.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$219	$275	$523	$267	$103
Average net assets (000)	$252	$397	$383	$163	$99
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	4.29%	3.34%	4.24%	9.63%	17.44%
Net investment income (loss)	1.65%	1.29%	1.42%	1.35%	1.14%
Portfolio turnover rate(d)	17%	29%	16%	49%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund    55

Financial Highlights   (continued)

Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.65	$10.13	$10.83	$10.22	$10.44
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	0.06	0.03	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.95)	(0.31)	0.10	1.46	(0.07)
Total from investment operations	(1.88)	(0.26)	0.16	1.49	(0.03)
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.22)	(0.45)	(0.88)	(0.19)
Tax return of capital distributions	-	-	(0.24)	-	-
Distributions from net realized gains	(0.31)	-	(0.17)	-	-
Total dividends and distributions	(0.40)	(0.22)	(0.86)	(0.88)	(0.19)
Net asset value, end of year	$7.37	$9.65	$10.13	$10.83	$10.22
Total Return(b):	(20.13)%	(2.66)%	1.61%	15.65%	(0.34)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33	$95	$311	$45	$16
Average net assets (000)	$51	$250	$222	$31	$13
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.74%	1.74%	1.74%	1.74%	1.74%
Expenses before waivers and/or expense reimbursement	13.21%	4.44%	6.58%	43.49%	124.78%
Net investment income (loss)	0.88%	0.54%	0.63%	0.33%	0.41%
Portfolio turnover rate(d)	17%	29%	16%	49%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Class Z Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.65	$10.13	$10.83	$10.23	$10.44
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.17	0.18	0.14	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.95)	(0.32)	0.09	1.45	(0.07)
Total from investment operations	(1.78)	(0.15)	0.27	1.59	0.08
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.33)	(0.56)	(0.99)	(0.29)
Tax return of capital distributions	-	-	(0.24)	-	-
Distributions from net realized gains	(0.31)	-	(0.17)	-	-
Total dividends and distributions	(0.50)	(0.33)	(0.97)	(0.99)	(0.29)
Net asset value, end of year	$7.37	$9.65	$10.13	$10.83	$10.23
Total Return(b):	(19.12)%	(1.57)%	2.66%	16.80%	0.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$789	$2,537	$16,104	$3,466	$160
Average net assets (000)	$1,348	$6,683	$10,840	$1,763	$140
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.63%	0.74%	0.74%
Expenses before waivers and/or expense reimbursement	1.76%	1.33%	1.31%	2.16%	12.47%
Net investment income (loss)	1.94%	1.66%	1.74%	1.28%	1.43%
Portfolio turnover rate(d)	17%	29%	16%	49%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund    57

Financial Highlights   (continued)

Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.66	$10.13	$10.84	$10.23	$10.44
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.17	0.19	0.18	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.96)	(0.31)	0.08	1.42	(0.06)
Total from investment operations	(1.79)	(0.14)	0.27	1.60	0.08
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.33)	(0.57)	(0.99)	(0.29)
Tax return of capital distributions	-	-	(0.24)	-	-
Distributions from net realized gains	(0.31)	-	(0.17)	-	-
Total dividends and distributions	(0.50)	(0.33)	(0.98)	(0.99)	(0.29)
Net asset value, end of year	$7.37	$9.66	$10.13	$10.84	$10.23
Total Return(b):	(19.08)%	(1.53)%	2.71%	16.81%	0.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,171	$31,863	$32,278	$31,421	$26,850
Average net assets (000)	$28,764	$32,477	$31,522	$29,104	$26,854
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.58%	0.58%	0.59%	0.74%	0.74%
Expenses before waivers and/or expense reimbursement	1.12%	1.02%	1.13%	1.40%	1.55%
Net investment income (loss)	2.07%	1.67%	1.84%	1.75%	1.39%
Portfolio turnover rate(d)	17%	29%	16%	49%	35%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

58

Notes to Financial Statements

1.     Organization

Prudential Investment Portfolios 9 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM International Bond Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM International Bond Fund    59

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market

60

approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the

PGIM International Bond Fund    61

Notes to Financial Statements (continued)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

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Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

PGIM International Bond Fund    63

Notes to Financial Statements (continued)

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed

64

rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap,

PGIM International Bond Fund    65

Notes to Financial Statements (continued)

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

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The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded

PGIM International Bond Fund    67

Notes to Financial Statements (continued)

as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

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Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively referred to herein as the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.50% of the Fund’s average daily net assets up to $2 billion; and	0.50%
0.485% of the Fund’s average daily net assets over $2 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.99%

PGIM International Bond Fund    69

Notes to Financial Statements (continued)

Class	Expense Limitations
C	1.74%
Z	0.63
R6	0.58

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.25%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$15	$—
C	—	—

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$6,701,761	$4,774,568

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)

$30,869	$2,992,822	$3,023,691	$—	$—	$—	—	$156

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM International Bond Fund    71

Notes to Financial Statements (continued)

For the year ended October 31, 2022, the tax character of dividends paid by the Fund was $1,799,515 of ordinary income. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,312,326 of ordinary income.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis were $142,973 of ordinary income and $2,084,914 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$36,358,947	$1,152,393	$(11,411,745)	$(10,259,352)

The differences between GAAP and tax basis were primarily attributable to forward foreign currency exchange contracts, straddles, premium on bonds and other GAAP to tax differences.

The Fund utilized approximately $671,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2022.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

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Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
C	1,308	29.4%
R6	3,483,661	98.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	94.4%
Unaffiliated	—	—

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	5,133	$48,065
Shares issued in reinvestment of dividends and distributions	1,569	13,504
Shares purchased	(5,543)	(48,166)
Net increase (decrease) in shares outstanding	1,159	$13,403

Year ended October 31, 2021:
Shares sold	21,689	$223,463
Shares issued in reinvestment of dividends and distributions	1,136	11,418
Shares purchased	(45,960)	(468,504)
Net increase (decrease) in shares outstanding	(23,135)	$(233,623)

Class C
Year ended October 31, 2022:
Shares sold	3,601	$34,634
Shares issued in reinvestment of dividends and distributions	262	2,261
Shares purchased	(3,972)	(33,769)
Net increase (decrease) in shares outstanding before conversion	(109)	3,126
Shares purchased upon conversion into other share class(es)	(5,334)	(51,847)
Net increase (decrease) in shares outstanding	(5,443)	$(48,721)

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Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares issued in reinvestment of dividends and distributions	532	$5,336
Shares purchased	(12,035)	(119,657)
Net increase (decrease) in shares outstanding before conversion	(11,503)	(114,321)
Shares purchased upon conversion into other share class(es)	(9,268)	(92,894)
Net increase (decrease) in shares outstanding	(20,771)	$(207,215)

Class Z
Year ended October 31, 2022:
Shares sold	11,802	$103,794
Shares issued in reinvestment of dividends and distributions	9,656	84,941
Shares purchased	(182,501)	(1,636,569)
Net increase (decrease) in shares outstanding before conversion	(161,043)	(1,447,834)
Shares issued upon conversion from other share class(es)	5,334	51,847
Net increase (decrease) in shares outstanding	(155,709)	$(1,395,987)

Year ended October 31, 2021:
Shares sold	203,980	$2,083,183
Shares issued in reinvestment of dividends and distributions	21,985	221,149
Shares purchased	(1,559,263)	(15,844,416)
Net increase (decrease) in shares outstanding before conversion	(1,333,298)	(13,540,084)
Shares issued upon conversion from other share class(es)	6,534	65,645
Net increase (decrease) in shares outstanding	(1,326,764)	$(13,474,439)

Class R6
Year ended October 31, 2022:
Shares sold	116,638	$1,056,231
Shares issued in reinvestment of dividends and distributions	198,055	1,698,473
Shares purchased	(63,592)	(571,378)
Net increase (decrease) in shares outstanding	251,101	$2,183,326

Year ended October 31, 2021:
Shares sold	4,585	$45,097
Shares issued in reinvestment of dividends and distributions	107,453	1,074,109
Shares purchased	(518)	(5,107)
Net increase (decrease) in shares outstanding before conversion	111,520	1,114,099
Shares issued upon conversion from other share class(es)	2,733	27,249
Net increase (decrease) in shares outstanding	114,253	$1,141,348

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8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 – 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

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Notes to Financial Statements (continued)

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

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Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

PGIM International Bond Fund    77

Notes to Financial Statements (continued)

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a

78

particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return. There is a possibility that segregation involving a large percentage of the assets of the Fund could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investments at unfavorable prices or times.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

PGIM International Bond Fund    79

Notes to Financial Statements (continued)

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be

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required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Short Position Risk: The Fund may take short positions in derivative instruments that present various risks, including credit/counterparty risk and leverage risk. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying security or instrument and, thus, the risk of a theoretically unlimited loss for the Fund. Short positions also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Sovereign Debt Risk: The Fund may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

PGIM International Bond Fund    81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM International Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM International Bond Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 9.15% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2022.

PGIM International Bond Fund    83

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM International Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM International Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM International Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM International Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM International Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM International Bond Fund is a series of Prudential Investment Portfolios 9.

PGIM International Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM International Bond Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year and the three-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on December 14, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods and underperformed over the one-year period.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.99% for Class A shares, 1.74% for Class C shares, 0.58% for Class R6 shares and 0.63% for Class Z shares through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM International Bond Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange
Commission’s website.

TRUSTEES Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia
DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R.
French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra
Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ●
Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM International Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INTERNATIONAL BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PXBAX	PXBCX	PXBZX	PXBQX

CUSIP	74441J738	74441J720	74441J696	74441J712

MF234E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $206,750 and $206,750, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(c) Tax Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(d) All Other Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2022 and October 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2022